                                                                 EXHIBIT 4(c)









                    OLD KENT FINANCIAL CORPORATION


                                   TO


                        BANKERS TRUST COMPANY

               a New York banking corporation, Trustee






                              INDENTURE


                     Dated as of ________ __, 199_




                    Junior Subordinated Debentures

                          TABLE OF CONTENTS


                                                                  PAGE

                 ARTICLE ONE - DEFINITIONS AND OTHER
                  PROVISIONS OF GENERAL APPLICATION

SECTION 101.  Definitions. . . . . . . . . . . . . . . . . . . . . . 1
     Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     Additional Interest . . . . . . . . . . . . . . . . . . . . . . 2
     Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     Authenticating Agent. . . . . . . . . . . . . . . . . . . . . . 3
     Board of Directors. . . . . . . . . . . . . . . . . . . . . . . 3
     Board Resolution. . . . . . . . . . . . . . . . . . . . . . . . 3
     Business Day. . . . . . . . . . . . . . . . . . . . . . . . . . 3
     Capital Securities. . . . . . . . . . . . . . . . . . . . . . . 3
     Cedel . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     Closing Date. . . . . . . . . . . . . . . . . . . . . . . . . . 3
     Commission. . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     Common Securities . . . . . . . . . . . . . . . . . . . . . . . 3
     Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     Company Request . . . . . . . . . . . . . . . . . . . . . . . . 3
     Company Order . . . . . . . . . . . . . . . . . . . . . . . . . 3
     Corporate Trust Office. . . . . . . . . . . . . . . . . . . . . 3
     Covenant Defeasance . . . . . . . . . . . . . . . . . . . . . . 3
     Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     Declaration . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     Defaulted Interest. . . . . . . . . . . . . . . . . . . . . . . 4
     Depositary. . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     Dollar. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     Euroclear . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     Event of Default. . . . . . . . . . . . . . . . . . . . . . . . 4
     Exchange Act. . . . . . . . . . . . . . . . . . . . . . . . . . 4
     Extension Period. . . . . . . . . . . . . . . . . . . . . . . . 4
     Federal Reserve . . . . . . . . . . . . . . . . . . . . . . . . 4
     Global Security . . . . . . . . . . . . . . . . . . . . . . . . 4
     Guarantee . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     Holder. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     Indebtedness. . . . . . . . . . . . . . . . . . . . . . . . . . 4
     Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     Interest Payment Date . . . . . . . . . . . . . . . . . . . . . 5
     Investment Company Act. . . . . . . . . . . . . . . . . . . . . 5
     Investment Company Event. . . . . . . . . . . . . . . . . . . . 5
     Junior Subordinated Securities. . . . . . . . . . . . . . . . . 6
     Legal Defeasance. . . . . . . . . . . . . . . . . . . . . . . . 6
     Maturity. . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     Officers' Certificate . . . . . . . . . . . . . . . . . . . . . 6
     Opinion of Counsel. . . . . . . . . . . . . . . . . . . . . . . 6

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     Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     Paying Agent. . . . . . . . . . . . . . . . . . . . . . . . . . 7
     Person. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     Predecessor Security. . . . . . . . . . . . . . . . . . . . . . 7
     Property Trustee. . . . . . . . . . . . . . . . . . . . . . . . 7
     Redemption Date . . . . . . . . . . . . . . . . . . . . . . . . 7
     Redemption Price. . . . . . . . . . . . . . . . . . . . . . . . 7
     Regular Record Date . . . . . . . . . . . . . . . . . . . . . . 7
     Regular Trustee . . . . . . . . . . . . . . . . . . . . . . . . 7
     Regulatory Capital Event. . . . . . . . . . . . . . . . . . . . 7
     Responsible Officer . . . . . . . . . . . . . . . . . . . . . . 8
     Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . 8
     Securities Act. . . . . . . . . . . . . . . . . . . . . . . . . 8
     Security Register . . . . . . . . . . . . . . . . . . . . . . . 8
     Security Registrar. . . . . . . . . . . . . . . . . . . . . . . 8
     Special Event . . . . . . . . . . . . . . . . . . . . . . . . . 8
     Special Record Date . . . . . . . . . . . . . . . . . . . . . . 8
     Stated Maturity . . . . . . . . . . . . . . . . . . . . . . . . 8
     Subsidiary. . . . . . . . . . . . . . . . . . . . . . . . . . . 8
     Tax Event . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
     Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
     Trust Securities. . . . . . . . . . . . . . . . . . . . . . . . 9
     Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
     Trust Indenture Act . . . . . . . . . . . . . . . . . . . . . . 9
     U.S. Government Obligations . . . . . . . . . . . . . . . . . . 9
     Vice President. . . . . . . . . . . . . . . . . . . . . . . . . 9

SECTION 102.  Compliance Certificates and Opinions; Officers'
              Certificate of Evidence. . . . . . . . . . . . . . . .10

SECTION 103.  Form of Documents Delivered to Trustee . . . . . . . .10

SECTION 104.  Acts of Holders; Record Dates. . . . . . . . . . . . .11

SECTION 105.  Notices, Etc. to Trustee and the Company . . . . . . .13

SECTION 106.  Notice to Holders; Waiver. . . . . . . . . . . . . . .13

SECTION 107.  Conflict With Trust Indenture Act. . . . . . . . . . .14

SECTION 108.  Effect of Headings and Table of Contents . . . . . . .14

SECTION 109.  Separability Clause. . . . . . . . . . . . . . . . . .14

SECTION 110.  Benefits of Indenture. . . . . . . . . . . . . . . . .14

SECTION 111.  Governing Law. . . . . . . . . . . . . . . . . . . . .14

SECTION 112.  Legal Holidays . . . . . . . . . . . . . . . . . . . .15

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                     ARTICLE TWO - SECURITY FORMS

SECTION 201.  Form of Security . . . . . . . . . . . . . . . . . . .15

                    ARTICLE THREE - THE SECURITIES

SECTION 301.  Title and Terms. . . . . . . . . . . . . . . . . . . .16

SECTION 302.  Denominations. . . . . . . . . . . . . . . . . . . . .20

SECTION 303.  Execution, Authentication, Delivery and Dating . . . .20

SECTION 304.  Temporary Securities . . . . . . . . . . . . . . . . .21

SECTION 305.  Registration; Registration of Transfer and Exchange. .22

SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities . . .23

SECTION 307.  Payment of Interest; Interest Rights Preserved . . . .24

SECTION 308.  Persons Deemed Owners. . . . . . . . . . . . . . . . .25

SECTION 309.  Cancellation . . . . . . . . . . . . . . . . . . . . .26

SECTION 310.  Computation of Interest. . . . . . . . . . . . . . . .26

SECTION 311.  Right of Set-off . . . . . . . . . . . . . . . . . . .27

SECTION 312.  CUSIP Numbers. . . . . . . . . . . . . . . . . . . . .27

SECTION 313.  Global Securities. . . . . . . . . . . . . . . . . . .27

SECTION 314.   Special Transfer Provisions.. . . . . . . . . . . . .30

SECTION 315.  Agreed Tax Treatment.. . . . . . . . . . . . . . . . .31

SECTION 316.  Shortening or Extension of Stated Maturity.. . . . . .31

        ARTICLE FOUR - SATISFACTION AND DISCHARGE; DEFEASANCE

SECTION 401.  Satisfaction and Discharge of Indenture. . . . . . . .32

SECTION 402.  Legal Defeasance . . . . . . . . . . . . . . . . . . .32

SECTION 403.  Covenant Defeasance. . . . . . . . . . . . . . . . . .33

SECTION 404.  Conditions to Legal Defeasance or Covenant Defeasance.34

SECTION 405.  Application of Trust Money . . . . . . . . . . . . . .35

SECTION 406.  Indemnity for U.S. Government Obligations. . . . . . .35

                       ARTICLE FIVE - REMEDIES

SECTION 501.  Events of Default. . . . . . . . . . . . . . . . . . .35

SECTION 502.  Acceleration of Maturity; Rescission and Annulment . .36

SECTION 503.  Collection of Indebtedness and Suits for Enforcement by
              Trustee  . . . . . . . . . . . . . . . . . . . . . . .37

SECTION 504.  Trustee may File Proofs of Claim . . . . . . . . . . .38

SECTION 505.  Trustee may Enforce Claims Without Possession of
              Securities . . . . . . . . . . . . . . . . . . . . . .38

SECTION 506.  Application of Money Collected . . . . . . . . . . . .39

SECTION 507.  Limitation on Suits. . . . . . . . . . . . . . . . . .39

SECTION 508.  Unconditional Right of Holders to Receive Principal and
              Interest; Capital Security Holders' Rights. . . . . . 40

SECTION 509.  Restoration of Rights and Remedies . . . . . . . . . .40

SECTION 510.  Rights and Remedies Cumulative . . . . . . . . . . . .41

SECTION 511.  Delay or Omission not Waiver . . . . . . . . . . . . .41

SECTION 512.  Control by Holders . . . . . . . . . . . . . . . . . .41

SECTION 513.  Waiver of Past Defaults. . . . . . . . . . . . . . . .42

SECTION 514.  Undertaking for Costs. . . . . . . . . . . . . . . . .42

SECTION 515.  Waiver of Stay or Extension Laws . . . . . . . . . . .43

                        ARTICLE SIX - TRUSTEE

SECTION 601.  Certain Duties and Responsibilities. . . . . . . . . .43

SECTION 602.  Notice of Defaults . . . . . . . . . . . . . . . . . .44

SECTION 603.  Certain Rights of Trustee. . . . . . . . . . . . . . .44

SECTION 604.  Not Responsible for Recitals or Issuance of Securities45

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SECTION 605.  Trustee and Other Agents may Hold Securities . . . . .46

SECTION 606.  Money Held in Trust. . . . . . . . . . . . . . . . . .46

SECTION 607.  Compensation; Reimbursement; and Indemnity . . . . . .46

SECTION 608.  Disqualification; Conflicting Interests. . . . . . . .47

SECTION 609.  Corporate Trustee Required; Eligibility. . . . . . . .47

SECTION 610.  Resignation and Removal; Appointment of Successor. . .48

SECTION 611.  Acceptance of Appointment by Successor . . . . . . . .49

SECTION 612.  Merger, Conversion, Consolidation or Succession to
              Business . . . . . . . . . . . . . . . . . . . . . . .50

SECTION 613.  Preferential Collection of Claims Against Company. . .51

              ARTICLE SEVEN - HOLDERS' LISTS AND REPORTS
                        BY TRUSTEE AND COMPANY

SECTION 701.  Company to Furnish Trustee Names and Addresses of
              Holders. . . . . . . . . . . . . . . . . . . . . . . .51

SECTION 702.  Preservation of Information; Communications to
              Holders . . . . . . . . . . . . . . . . . . . . . . . 51

SECTION 703.  Reports by Trustee . . . . . . . . . . . . . . . . . .52

SECTION 704.  Reports by Company . . . . . . . . . . . . . . . . . .52

                ARTICLE EIGHT - CONSOLIDATION, MERGER,
                    CONVEYANCE, TRANSFER OR LEASE

SECTION 801.  Company May Consolidate, Etc., Only on Certain Terms .52

SECTION 802.  Successor Person Substituted . . . . . . . . . . . . .53

                ARTICLE NINE - SUPPLEMENTAL INDENTURES

SECTION 901.  Supplemental Indentures Without Consent of Holders . .54

SECTION 902.  Supplemental Indentures With Consent of Holders. . . .55

SECTION 903.  Execution of Supplemental Indentures . . . . . . . . .56

SECTION 904.  Effect of Supplemental Indentures. . . . . . . . . . .57

SECTION 905.  Conformity With Trust Indenture Act. . . . . . . . . .57

SECTION 906.  Reference in Securities to Supplemental Indentures . .57

                       ARTICLE TEN - COVENANTS

SECTION 1001.  Payment of Principal and Interest . . . . . . . . . .57

SECTION 1002.  Maintenance of Office or Agency . . . . . . . . . . .58

SECTION 1003.  Money for Security Payments to be Held in Trust . . .58

SECTION 1004.  Statements by Officers as to Default. . . . . . . . .59

SECTION 1005.  Waiver of Certain Covenants . . . . . . . . . . . . .60

SECTION 1006.  Payment of the Trust's Costs and Expenses . . . . . .60

SECTION 1007.  Restrictions on Payments and Distributions. . . . . .60

SECTION 1008.  Additional Sums . . . . . . . . . . . . . . . . . . .61

             ARTICLE ELEVEN - SUBORDINATION OF SECURITIES

SECTION 1101.  Securities Subordinate to Indebtedness. . . . . . . .62

SECTION 1102.  Default on Indebtedness . . . . . . . . . . . . . . .62

SECTION 1103.  Prior Payment of Indebtedness Upon Acceleration of
               Securities. . . . . . . . . . . . . . . . . . . . . .63

SECTION 1104.  Liquidation; Dissolution; Bankruptcy. . . . . . . . .63

SECTION 1105.  Subrogation . . . . . . . . . . . . . . . . . . . . .65

SECTION 1106.  Trustee to Effectuate Subordination . . . . . . . . .66

SECTION 1107.  Notice by the Company . . . . . . . . . . . . . . . .66

SECTION 1108.  Rights of the Trustee; Holders of Indebtedness. . . .67

SECTION 1109.  Subordination May Not Be Impaired . . . . . . . . . .67

              ARTICLE TWELVE - REDEMPTION OF SECURITIES

SECTION 1201.  Terms of Redemption . . . . . . . . . . . . . . . . .68

SECTION 1202.  Applicability of Article. . . . . . . . . . . . . . .68

SECTION 1203.  Election to Redeem; Notice to Trustee . . . . . . . .69

SECTION 1204.  Selection by Trustee of Securities to be Redeemed . .69

SECTION 1205.  Notice of Redemption. . . . . . . . . . . . . . . . .69

SECTION 1206.  Deposit of Redemption Price . . . . . . . . . . . . .71

SECTION 1207.  Securities Payable on Redemption Date . . . . . . . .71

SECTION 1208.  Securities Redeemed in Part.. . . . . . . . . . . . .71

                   ARTICLE THIRTEEN - SINKING FUNDS

SECTION 1301. Applicability of Article.. . . . . . . . . . . . . . .72

SECTION 1302. Satisfaction of Sinking Fund Payments with Securities.72

SECTION 1303. Redemption of Securities for Sinking Fund. . . . . . .72

Exhibit A Form of Amended and Restated Declaration of Trust
Exhibit B Form of Guarantee Agreement
Exhibit C Form of Junior Subordinated Security

                      RECONCILIATION AND TIE OF
                   SECTIONS 310 THROUGH 318 OF THE
                     TRUST INDENTURE ACT OF 1939,
                   AS AMENDED, AND THIS INDENTURE:


TRUST INDENTURE                                              INDENTURE
ACT SECTION                                                  SECTION

Section 310(a)(1)  . . . . . . . . . . . . . . . . . . . . . . . . 609
          (a)(2) . . . . . . . . . . . . . . . . . . . . . . . . . 609
          (a)(3) . . . . . . . . . . . . . . . . . . . .Not Applicable
          (a)(4) . . . . . . . . . . . . . . . . . . . .Not Applicable
          (b)  . . . . . . . . . . . . . . . . . . . . . . . .608, 610
Section 311(a) . . . . . . . . . . . . . . . . . . . . . . . . . . 613
          (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . 613
Section 312(a) . . . . . . . . . . . . . . . . . . . . . . . . . . 701
          (b)  . . . . . . . . . . . . . . . . . . . . . . . . .702(b)
          (c)  . . . . . . . . . . . . . . . . . . . . . . . . .702(c)
Section 313(a) . . . . . . . . . . . . . . . . . . . . . . . . .703(a)
          (b)  . . . . . . . . . . . . . . . . . . . . . . . . .703(a)
          (c)  . . . . . . . . . . . . . . . . . . . . . . . . .703(a)
          (d)  . . . . . . . . . . . . . . . . . . . . . . . . .703(b)
Section 314(a) . . . . . . . . . . . . . . . . . . . . . . . . . . 704
          (b)  . . . . . . . . . . . . . . . . . . . . .Not Applicable
          (c)(1) . . . . . . . . . . . . . . . . . . . . . . . . . 102
          (c)(2) . . . . . . . . . . . . . . . . . . . . . . . . . 102
          (c)(3) . . . . . . . . . . . . . . . . . . . .Not Applicable
          (d)  . . . . . . . . . . . . . . . . . . . . .Not Applicable
          (e)  . . . . . . . . . . . . . . . . . . . . . . . . . . 102
Section 315(a) . . . . . . . . . . . . . . . . . . . . . . . . . . 601
          (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . 602
          (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . 601
          (d)  . . . . . . . . . . . . . . . . . . . . . . . . . . 601
          (e)  . . . . . . . . . . . . . . . . . . . . . . . . . . 514
Section 316(a) . . . . . . . . . . . . . . . . . . . . . . . . . . 101
          (a)(1)(A)  . . . . . . . . . . . . . . . . . . . . . . . 502
          (a)(1)(B)  . . . . . . . . . . . . . . . . . . . . . . . 513
          (a)(2) . . . . . . . . . . . . . . . . . . . .Not Applicable
          (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . 508
          (c)  . . . . . . . . . . . . . . . . . . . . . . . . .104(c)
Section 317(a)(1)  . . . . . . . . . . . . . . . . . . . . . . . . 503
          (a)(2) . . . . . . . . . . . . . . . . . . . . . . . . . 504
          (b)  . . . . . . . . . . . . . . . . . . . . . . . . . .1003
Section 318(a) . . . . . . . . . . . . . . . . . . . . . . . . . . 107


Note:     This reconciliation and tie shall
          not, for any purpose, be deemed to
          be a part of this Indenture.

     This INDENTURE is made as of ________ __, 199_, between Old Kent Financial Corporation, a corporation duly organized and existing under the laws of the State of Michigan (the "Company"), having its principal office at One Vandenberg Center, 111 Lyon Street, N.W., Grand Rapids, MI 49503 and Bankers Trust Company, a New York banking corporation, as indenture trustee (the "Trustee").


                                 RECITALS

          WHEREAS, for its lawful corporate purposes, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured junior subordinated debentures in series (the "Junior Subordinated Securities" or the "Securities") of substantially the tenor provided in this Indenture, to evidence loans made to the Company of the proceeds from the issuance from time to time by one or more business trusts (each, a "Trust") of preferred subordinated capital interests (the "Capital Securities") and common subordinated capital interests (the "Common Securities" and, collectively with the Capital Securities, the "Trust Securities").

          WHEREAS, to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture.

          WHEREAS, all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                ARTICLE ONE

          DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
SECTION 101.  Definitions.

          For all purposes of this Indenture, except as expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular and the masculine as well as the feminine;

          (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; and the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean the accounting principles that are generally accepted at the date or time of such computation; PROVIDED, that when two or more principles are so generally accepted, it shall mean that set of principles consistent with those in use by the Company;

          (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

          (e) a reference to any Person shall include its successor and assigns;

          (f) a reference to any agreement or instrument shall mean such agreement or instrument as supplemented, modified, amended or amended and restated and in effect from time to time;

          (g) a reference to any statute, law, rule or regulation, shall include any amendments thereto applicable to the relevant Person, and any successor statute, law, rule or regulation;

          (h) a reference to any particular rating category shall be deemed to include any corresponding successor category, or any corresponding rating category issued by a successor or subsequent rating agency; and

          (i)  the following terms have the meanings given to them in this
     Section 101(i):

          "Act", when used with respect to any Holder, has the meaning specified in Section 104.

          "Additional Interest" means the interest, if any, that shall accrue on any interest of the Securities of any series the payment of which has not been made on the applicable Interest Payment Date and which shall accrue at the rate per annum specified or determined as specified in such Security.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person,
                                      -2-
directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authenticating Agent" means any Person authorized by the Trustee and acceptable to the Company to act on behalf of the Trustee to authenticate Securities.

          "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board as the context requires.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors or a duly authorized Committee thereof and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York and Grand Rapids, Michigan are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office of the Trustee, or the principal office of the Property Trustee under the related Declaration, is closed for business.

          "Capital Securities" has the meaning specified in the Recitals to this Indenture.

          "Cedel" means Cedel Bank, societe anonyme.

          "Closing Date" means _____________, 199_ and any other dates that the parties hereto may agree upon to consummate the transactions contemplated hereby.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Securities" has the meaning specified in the Recitals to this Indenture.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its
                                      -3-

Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust and agency services shall be administered, which office at the date of this Indenture is located at Four Albany Street, 4th Floor, New York, New York 10006,
Attention: Corporate Market Services.

          "Covenant Defeasance" has the meaning specified in Section 403.

          "Custodian" means the custodian for the time being of any Global Security as designated by the Depositary.

          "Declaration" means the Amended and Restated Declaration of Trust, substantially in the form attached hereto as Exhibit A, or substantially in the form as may be specified as contemplated by Section 301 with respect to the Securities of any series, among the trustees of the Trust named therein, the Company, as sponsor, and the holders from time to time of undivided beneficial ownership interests in the assets of the Trust.

          "Defaulted Interest" has the meaning specified in Section 307.

          "Depositary" means, with respect to Securities issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as depositary for such Securities.

          "Dollar" means the currency of the United States of America that, as the time of payment, is legal tender for the payment of public and private debts.

          "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System.

          "Event of Default" has the meaning specified in Section 501.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor legislation.

          "Extension Period" has the meaning specified in Section 310.

          "Federal Reserve" means the Board of Governors of the Federal Reserve System.

          "Global Security" means a Security that evidences all or part of the Securities and is authenticated and delivered to, and registered in the name of, the Depositary or its nominee for such Securities.
                                    -4-

          "Guarantee" means the Guarantee Agreement substantially in the form attached hereto as Exhibit B, or substantially in the form as may be specified as contemplated by Section 301 with respect to the Securities of any series, in each case made by the Company in favor of the trustee named therein for the benefit of the Holders (as defined therein) of the Capital Securities and the holder of the Common Securities.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Indebtedness" means, whether recourse is to all or a portion of the assets of the Company and whether or not contingent, (i) every obligation of the Company for money borrowed, (ii) every obligation of the Company evidenced by bonds, debentures, notes or other similar instruments of the Company, including obligations incurred in connection with the acquisition of property, assets or businesses and including the Company's 6 5/8% Subordinated Notes due November 15, 2005, (iii) every reimbursement obligation of the Company with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of the Company,
(iv) every obligation of the Company issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business),
(v) every capital lease obligation of the Company, (vi) every obligation of the Company for claims (as defined in Section 101(4) of the United States Bankruptcy Code of 1978, as amended) in respect of derivative products such as interest and foreign exchange rate contracts, commodity contracts and similar arrangements and (vii) every obligation of the type referred to in clauses (i) through (vi) of another Person and all dividends of another Person the payment of which, in either case, the Company has guaranteed or is responsible or liable, directly or indirectly, as obligor or otherwise; PROVIDED that "Indebtedness" shall not include (a) any obligations which, by their terms, are expressly stated to rank PARI PASSU in right of payment with, or to not be superior in right of payment to, the Securities, (b) any indebtedness of the Company which when incurred and without respect to any election under Section 1111(b) of the United States Bankruptcy Code of 1978, as amended, was without recourse to the Company, (c) any indebtedness of the Company to any of its subsidiaries, or (d) any indebtedness of the Company to any employee of the Company.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

          "Interest Payment Date", when used with respect to any installment of interest on a Security, means the date specified in such

Security as the fixed date on which an installment of interest with respect to the Securities is due and payable.

          "Investment Company Act" means the Investment Company Act of 1940, as amended, and any successor legislation.

          "Investment Company Event" means, with respect to a Trust, that the Corporation shall have received an Opinion of Counsel to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), the Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the date of original issuance of the Securities.

          "Junior Subordinated Securities" has the meaning specified in the Recitals to Indenture.

          "Legal Defeasance" has the meaning specified in Section 402.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity (which may be extended as therein or herein provided) or by declaration of acceleration, call for redemption or otherwise.

          "Officers' Certificate" means a certificate signed on behalf of the Company by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (a) a statement that each officer signing the Officers' Certificate on behalf of the Company has read the covenant or condition and the definitions relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements and opinions contained in such certificate or opinion are based;

          (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company (and who may be an employee of the Company), and delivered to the Trustee. An opinion of counsel may rely on Officers' Certificates as to matters of fact. Any Opinion of Counsel delivered with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (a) a statement that each individual signing the Opinion of Counsel has read the covenant or condition and the definitions relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the opinions contained in the Opinion of Counsel are based;

          (c) a statement that each such individual has made such examination or investigation as, in such individual's opinion, is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities authenticated and delivered under this Indenture, except: (i) Securities canceled by the Trustee or delivered to the Trustee for cancellation; (ii) Securities for whose payment or redemption money in the necessary amount has been deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holder of such Securities; PROVIDED that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and (iii) Securities which have been paid pursuant to Section 306, or in exchange or for in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; PROVIDED, HOWEVER, that in determining whether the holders of the requisite principal amount of Outstanding Securities are present at a meeting of holders of Securities for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment or modification hereunder, Securities held for the account of the Company, any of its subsidiaries or any of its affiliates shall be disregarded and deemed not to be Outstanding, except that in determining whether the Trustee shall be protected in making such a determination or relying upon any such quorum, consent or vote, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded.

          "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

          "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Property Trustee" has the meaning set forth in the Declaration.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Regular Record Date" for the interest payable on any Interest Payment Date means, unless otherwise provided pursuant to Section 301 with respect to Securities of a series, the fifteenth day preceding the relevant Interest Payment Date (whether or not a Business Day).

          "Regular Trustee" has the meaning specified in the Declaration.

          "Regulatory Capital Event" means, with respect to a Trust, that the Company shall have received an Opinion of Counsel to the effect that, as a result of (i) any amendment to or change (including any announced prospective change) in the laws (or any regulations thereunder) of the United States or any rules, guidelines or policies of the Federal Reserve or (ii) any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations which amendment or change is effective or such pronouncement or decision is announced on or after the date of original issuance of the Trust's Capital Securities, the Capital Securities do not constitute, or within 90 days of the date thereof, will not constitute Tier 1 capital (or its then equivalent); PROVIDED, HOWEVER, that the distribution of the Securities in connection with the liquidation of the Trust by the Company shall not in and of itself constitute a Regulatory Capital Event unless such liquidation shall have occurred in connection with a Tax Event or an Investment Company Event.

          "Responsible Officer", when used with respect to the Trustee, means any officer within the Corporate Trust Office including the President, any Principal Vice President, any Assistant Vice President, any Managing Director, the Treasurer, any Assistant Treasurer, the Secretary, any Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Securities" has the meaning specified in the Recitals to this Indenture.

          "Securities Act" means the Securities Act of 1933, as amended, and any successor legislation.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

          "Special Event" means either an Investment Company Event, a Regulatory Capital Event or a Tax Event.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

          "Stated Maturity" when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the date on which the principal, together with any accrued and unpaid interest, of such Security or such installment of interest is due and payable, as such date may be shortened or extended as provided pursuant to the terms of such Security and this Indenture.

          "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "Tax Event" means, with respect to a Trust, that the Corporation shall have received an Opinion of Counsel to the effect that, as a result of any amendment to, change in or announced proposed change in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, which amendment or change is adopted or which proposed change, pronouncement or decision is announced or which action is taken on or after the date of original issuance of the Trust's Capital Securities under the related Declaration, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to U.S. federal income tax with respect to income received or accrued on the Securities, (ii) interest payable by the Company on the Securities is not, or within 90 days of the date of such opinion, will not be, deductible by the Company, in whole or in part, for U.S. federal income tax purposes or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a DE MINIMIS amount of other taxes, duties or other governmental charges.

          "Trust" has the meaning specified in the Recitals to this Indenture.

          "Trust Securities" has the meaning specified in the Recitals to this Indenture.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee, and "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of that series.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; PROVIDED, HOWEVER, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "U.S. Government Obligations" has the meaning specified in
Section 404.

          "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

SECTION 102. Compliance Certificates and Opinions; Officers' Certificate of Evidence.

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

          Whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

SECTION 103.  Form of Documents Delivered to Trustee.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.  Acts of Holders; Record Dates.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee at the address specified in
Section 105 and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

          (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of such series, PROVIDED that the Company may not set a record date for, and the provisions of this paragraph shall not apply to, the giving or taking of any notice, declaration, request, direction or other action referred to in the next paragraph. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 15th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. If any record date is set pursuant to this paragraph, the Holders (or their designated proxies) of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date, PROVIDED that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date (as defined in this Section 104 (c)) by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken.

     The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any notice of default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(b), or (iv) any direction referred to in Section 512, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders (or their designated proxies) of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date, PROVIDED that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken.

     With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day, PROVIDED that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

     Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

          (d) The ownership of Securities shall be proved by the Security Register.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105.  Notices, Etc. to Trustee and the Company.

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

          (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office; or

          (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company (Attention: Corporate Secretary) addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.  Notice to Holders; Waiver.

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made by telecopier or overnight air courier guaranteeing next day delivery.

SECTION 107.  Conflict With Trust Indenture Act.

          If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the provision of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or so be excluded, as the case may be.

SECTION 108.  Effect of Headings and Table of Contents.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.  Separability Clause.

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 110.  Benefits of Indenture.

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Indebtedness, the holders of Capital Securities (to the extent provided herein) and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 111.  Governing Law.

          THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF. THIS INDENTURE IS SUBJECT

TO THE PROVISIONS OF THE TRUST INDENTURE ACT THAT ARE REQUIRED TO BE PART OF THIS INDENTURE AND SHALL, TO THE EXTENT APPLICABLE, BE GOVERNED BY SUCH PROVISIONS.

SECTION 112.  Legal Holidays.

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal of the Securities need not be made on such date, but may be made on the next succeeding Business Day (except that, if such Business Day is in the next succeeding calendar year, such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, shall be the immediately preceding Business Day) with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, PROVIDED that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.


                                ARTICLE TWO

                              SECURITY FORMS

SECTION 201.  Form of Security.

          The Securities of each series and the Trustee's certificate of authentication shall be in substantially the form attached hereto as Exhibit C or in such other form or forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 with respect to the authentication and delivery of such Securities.

          If the Securities are distributed to the holders of the Capital Securities and Common Securities, the record holder (including any Depositary) of any Capital Securities or Common Securities shall be issued Securities in definitive, fully registered form without interest coupons, substantially in the form or forms provided herein, with the legends in substantially the form of the legends existing on the security representing the Capital Securities or Common Securities to be exchanged (with such changes thereto as the officers executing such Securities determine to be necessary or appropriate, as evidenced by their execution of the Securities) and such other legends as may be applicable thereto (including any legend required by Section 313 hereof), duly executed by the Company and authenticated (upon receipt of a Company Order for the authentication) by the Trustee or the Authenticating Agent as provided herein, which Securities, if to be held in global form by any Depositary, may be deposited on behalf of the holders of the Securities represented thereby with the Trustee, as Custodian for the Depositary, and registered in the name of a nominee of the Depositary.

          Any Global Security shall represent such of the outstanding Securities as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be increased or reduced to reflect transfers or exchanges permitted hereby. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon written instructions given by the holder of such Securities in accordance with the Indenture. Payment of principal, interest and premium, if any, on any Global Security shall be made to the Holder of such Global Security.

          The Securities shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

          The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these or other methods, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.


                               ARTICLE THREE

                              THE SECURITIES

SECTION 301.  Title and Terms.

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of a series:

          (a) the title of the Securities of such series, which shall distinguish the Securities of the series from all other Securities;

          (b) the limit, if any, upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1207 and except for any Securities which, pursuant to
     Section 303, are deemed never to have been authenticated and delivered hereunder); PROVIDED, HOWEVER, that the authorized aggregate principal amount of such series may be increased above such amount by a Board Resolution to such effect;

          (c) the Stated Maturity or Maturities on which the principal of the Securities of such series is payable or the method of determination thereof;

          (d) the rate or rates, if any, at which the Securities of such series shall bear interest, if any, the rate or rates and extent to which Additional Interest, if any, shall be payable in respect of any Securities of such series, the Interest Payment Dates on which such interest shall be payable, the right, pursuant to Section 310 or as otherwise set forth therein, of the Company to defer or extend an Interest Payment Date, and the Regular Record Date for the interest payable on any Interest Payment Date or the method by which any of the foregoing shall be determined;

          (e) the place or places where the principal of, premium, if any, and interest on the Securities of such series shall be payable, the place or places where the Securities of such series may be presented for registration of transfer or exchange, and the place or places where notices and demands to or upon the Company in respect of the Securities of such series may be made;

          (f) the period or periods within or the date or dates on which, if any, the price or prices at which and the terms and conditions upon which the Securities of such series may be redeemed, in whole or in part, at the option of the Company;

          (g) the obligation or the right, if any, of the Company to redeem, repay or purchase the Securities of such series pursuant to any sinking fund, amortization or analogous provisions, or at the option of a Holder thereof, and the period or periods within which, the price or prices at which, the currency or currencies (including currency unit or units) in which and the other terms and conditions upon which Securities of such series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

          (h) the denominations in which any Securities of such series shall be issuable, if other than denominations of $1,000.00 and any integral multiple thereof;

          (i) if other than Dollars, the currency or currencies (including currency unit or units) in which the principal of, premium, if any, and interest, if any, on the Securities of the series shall be payable, or in which the Securities of such series shall be denominated and the manner of determining the equivalent thereof in Dollars for purposes of the definition of Outstanding;

          (j) the additions, modifications or deletions, if any, in the Events of Default or covenants of the Company set forth herein with respect to the Securities of such series;

          (k) if other than the principal amount thereof, the portion of the principal amount of Securities of such series that shall be payable upon declaration of acceleration of the Maturity thereof;

          (l) the additions or changes, if any, to this Indenture with respect to the Securities of such series as shall be necessary to permit or facilitate the issuance of the Securities of such series in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

          (m) any index or indices used to determine the amount of payments of principal of and premium, if any, on the Securities of such series or the manner in which such amounts will be determined;

          (n) whether the Securities of such series, or any portion thereof, shall initially be issuable in the form of a temporary Global Security representing all or such portion of the Securities of such series and provisions for the exchange of such temporary Global Security for definitive Securities of such series;

          (o) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositories for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 313 and any circumstances in addition to or in lieu of those set forth in Section 305 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depository for such Global Security or a nominee thereof;

          (p) the appointment of any Paying Agent or Agents for the Securities of such series;

          (q) the terms of any right to convert or exchange Securities of such series into any other securities, cash or property of the Company, and the additions or changes, if any, to this Indenture with respect to the Securities of such series to permit or facilitate such conversion or exchange;

          (r)  the form or forms of the Declaration and Guarantee
     Agreement, if different from the forms attached hereto as Exhibits A and B, respectively;

          (s) the relative degree, if any, to which the Securities of the series shall be senior to or be subordinated to other series of Securities in right of payment, whether such other series of Securities are Outstanding or not; and

          (t) any other terms of the Securities of such series (which terms shall not be inconsistent with the provisions of this Indenture).

          All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided herein or in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

          If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

          The principal of and interest on each series of the Securities shall be payable at the office or agency of the Paying Agent in the United States maintained for such purpose and at any other office or agency maintained by the Company for such purpose in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that unless otherwise provided with respect to the Securities of any series, at the option of the Company payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto as specified in the Security Register.

          The Securities shall be subordinated in right of payment to Indebtedness as provided in Article Eleven.

SECTION 302.  Denominations.

          The Securities shall be issuable only in registered form, without coupons, and only in denominations of $1,000.00 and any integral multiple
                                      -20-
thereof, unless otherwise specified as contemplated by Section 301.

SECTION 303.  Execution, Authentication, Delivery and Dating.

          The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and make available for delivery such Securities. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Section 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

          (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201 that such form has been established in conformity with the provisions of this Indenture;

          (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 201, that such terms have been established in conformity with the provisions of this Indenture; and

          (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

          Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 304.  Temporary Securities.

          Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities of such series in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder.

Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate, upon receipt of a Company Order for the authentication, and make available for delivery in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

SECTION 305.  Registration; Registration of Transfer and Exchange.

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee, a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

          Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denominations and of a like aggregate principal amount.

          At the option of the Holder, Securities may be exchanged for other Securities of the same series of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall, upon receipt of a Company Order for the authentication, authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 304, 906 or 1208 not involving any transfer.

          If the Securities are to be redeemed in part, the Company shall not be required (i) to issue, register the transfer of or exchange any Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 1204 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          The transfer and exchange of beneficial interests in any Global Security, which does not involve the issuance of a definitive Security or the transfer of interests to another Global Security, shall be effected through the Depositary (but not the Trustee or the Custodian) in accordance with this Indenture (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor. Neither the Trustee nor the Custodian (in such respective capacities) will have any responsibility for the transfer and exchange of beneficial interests in such Global Security that does not involve the issuance of a definitive Security or the transfer of interests to another Global Security.

SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities.

          If any mutilated Security is surrendered to the Trustee, the Company shall execute, and the Trustee shall authenticate and make available for delivery in exchange therefor, a new Security of the same series of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, subject to the preceding paragraph, pay such Security instead of issuing a new Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and its agents and counsel) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.  Payment of Interest; Interest Rights Preserved.

          Interest on any Security of any series which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest in respect of Securities of such series, except that, unless otherwise provided in the Securities of such series, interest payable on the Stated Maturity of the principal of a Security shall be paid to the Person to whom principal is paid. The initial payment of interest on any Security of any series which is issued between a Regular Record Date and the related Interest Payment Date shall be payable as provided in such Security or in the Board Resolution pursuant to Section 201 and Section 301 with respect to the related series of Securities.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

          (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series in respect of which interest is in default (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of a Security of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

          (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of such series in respect of which interest is in default may be listed, and if so listed, upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.  Persons Deemed Owners.

          Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any officer, director, employee or agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309.  Cancellation.

          All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in accordance with its customary procedures. If the Company shall acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the Indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation.

SECTION 310.  Computation of Interest; Deferral of Interest.

          (a) Except as otherwise specified as contemplated by Section 201 or Section 301 for Securities of any series, interest on the Securities of each series for any partial period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period, and interest on the Securities of each series for a full period shall be computed by dividing the rate per annum by the number of interest periods that together constitute a full twelve months.

          (b) If specified as contemplated by Section 201 or Section 301 with respect to the Securities of a particular series, so long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time during the term of the Securities of such series, from time to time and so long as no Event of Default has occurred or is continuing, to defer payment of interest on such Security for such period or periods as may be specified as contemplated by Section 201 or
Section 301 (each, an "Extension Period") during which Extension Periods the Company will have the right to make partial payments of interest on any Interest Payment Date. There may be multiple Extension Periods of varying lengths during the term of the Securities. At the end of each Extension Period, if any, the Company shall pay all interest then accrued and unpaid, together with interest thereon, compounded [monthly] [quarterly] [semi-annually] at the rate specified on the Security to the extent permitted by applicable law. Prior to the termination of any such Extension Period, the Company may further extend the interest payment period. No Extension Period may extend beyond the Stated Maturity of the principal of the Securities of such series. Upon the termination of any such Extension

Period and the payment of all amounts then due on any Interest Payment Date, the Company may elect to begin a new Extension Period subject to the above requirements. No interest shall be due and payable during an Extension Period, except at the end thereof. The Company shall give the Trustee, the Property Trustee and the Regular Trustees written notice of its election of such Extension Period at least one Business Day prior to the Regular Record Date for the related interest payment. The Trustee shall promptly give notice of the Company's selection of such Extension Period to the Holders of the Capital Securities.

SECTION 311.  Right of Set-off.

          Notwithstanding anything to the contrary in this Indenture or any Security, the Company shall have the right to set-off any payment it is otherwise required to make hereunder or thereunder to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a related payment under the Guarantee relating to such Security or under Section 508 hereof.

SECTION 312.  CUSIP Numbers.

          The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the "CUSIP" numbers.

SECTION 313.  Global Securities.

          If the Securities of any series are distributed to the holders of Capital Securities, such Securities distributed in respect of Capital Securities that are held in global form by a Depositary will initially be issued as a Global Security, unless such transfer cannot be effected through book-entry settlement. If the Company shall establish that the Securities of any series are to be issued in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with Section 303 and the Company Order, authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such series to be issued in the form of Global Securities and not yet canceled, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary and (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions. Global Securities shall bear a legend substantially to the following effect:

          "This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. Unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Global Security representing all or a part of the Securities may not be transferred except as a whole by the Depositary to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Every Security delivered upon registration or transfer of, or in exchange for, or in lieu of, this Global Security shall be a Global Security subject to the foregoing, except in the limited circumstances described above. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co or in such other name as is requested by an authorized representative of DTC (and any payment is to be made to Cede & Co or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co, has an interest herein."

          Definitive Securities issued in exchange for all or a part of a Global Security pursuant to this Section 313 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. Upon execution and authentication, the Security Registrar shall deliver such definitive Securities to the persons in whose names such definitive Securities are so registered.

          At such time as all interests in Global Securities of a series have been redeemed, repurchased or canceled, such Global Securities shall be, upon receipt thereof, canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Trustee. At any time prior to such cancellation, if any interest in Global Securities of a series is exchanged for definitive Securities of such series, redeemed, canceled or transferred to a transferee who receives definitive Securities of such series therefor or any definitive Security is exchanged or transferred for part of Global Securities of such series, the principal amount of such Global Securities shall, in accordance with the standing procedures and instructions existing between the Depositary and the Trustee, be reduced or increased, as the case may be, and an endorsement shall be made on such Global Securities by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction or increase.

          The Company and the Trustee may for all purposes, including the making of payments due on the Securities of any series, deal with the Depositary as the authorized representative of the Holders for the purposes of exercising the rights of Holders hereunder. The rights of the owner of any beneficial interest in a Global Security of any series shall be limited to those established by law and agreements between such owners and depository participants or Euroclear and Cedel; PROVIDED, that no such agreement shall give any rights to any Person against the Company or the Trustee, or their respective officers, directors, employees and agents, without the written consent of the parties so affected. Multiple requests and directions from and votes of the Depositary as Holder of Securities of any series in global form with respect to any particular matter shall not be deemed inconsistent to the extent they do not represent an amount of Securities of such series in excess of those held in the name of the Depositary or its nominee.

          If at any time the Depositary for any Securities of any series represented by one or more Global Securities notifies the Company that it is unwilling or unable to continue as Depositary for such Securities or if at any time the Depositary for such Securities shall no longer be eligible under this Section 313, the Company shall appoint a successor Depositary with respect to such Securities. If a successor Depositary for such Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election that such Securities be represented by one or more Global Securities of such series shall no longer be effective and the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and make available for delivery Securities of such series in definitive registered form, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities in exchange for such Global Security or Securities.

          The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Securities. In such event the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities, shall authenticate and make available for delivery, Securities of such series in definitive registered form, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities, in exchange for such Global Security or Securities.

          Notwithstanding any other provisions of this Indenture, Global Securities may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

          Interests of beneficial owners in a Global Security of any series may be transferred or exchanged for definitive Securities of the same series and definitive Securities of any series may be transferred or exchanged for Global Securities of the same series in accordance with rules of the Depositary and the provisions of Section 314.

          Any Security of any series in global form may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Custodian, the Depositary or to comply with the rules and regulations of any securities exchange upon which the Securities of such series may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Securities are subject.

SECTION 314.   Special Transfer Provisions.

          At any time at the request of the beneficial holder of an interest in a Security of any series in global form, such beneficial holder shall be entitled to obtain a definitive Security of such series upon written request to the Trustee in accordance with the standing instructions and procedures existing between the Depositary and the Trustee for the issuance thereof. Upon receipt of any such request, the Trustee will cause the aggregate principal amount of the Security of such series in global form to be reduced and, following such reduction, the Company will execute and the Trustee will, upon receipt of a Company Order for the authentication, authenticate and deliver to such beneficial holder (or its nominee) a Security or Securities of such series in the appropriate aggregate principal amount in the name of such beneficial holder (or its nominee) and bearing such restrictive legends as may be required by this Indenture.

          Any transfer of a beneficial interest in a Security of any series in global form which cannot be effected through book-entry settlement must be effected by the delivery to the transferee (or its nominee) of a definitive Security or Securities of such series registered in the name of the transferee (or its nominee) on the books maintained by the Trustee. With respect to any such transfer, the Trustee will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Trustee, the aggregate principal amount of the Security in global form to be reduced and, following such reduction, the Company will execute and the Trustee will, upon receipt of a Company Order for the authentication, authenticate and deliver to the transferee (or such transferee's nominee, as the case may be), a Security or Securities of such series in the appropriate aggregate principal amount in the name of such transferee (or its nominee) and bearing such legends as may be required by this Indenture. In connection with any such transfer, the Trustee may request a certificate, upon which the Trustee may conclusively rely, containing such representations and agreements relating to the restrictions on transfer of such Security or Securities from such transferee (or such transferee's nominee) as the Trustee may reasonably require.

          If a holder of a definitive Security of any series wishes at any time to exchange its Security for a beneficial interest in any Global Security of the same series (or vice versa), or to transfer its definitive Security to a person who wishes to take delivery thereof in the form of a beneficial interest in a Global Security of the same series (or vice versa), such Securities and beneficial interests may be exchanged or transferred for one another only in accordance with such procedures as are substantially consistent with the provisions of the two preceding paragraphs and as may be from time to time adopted by the Company and the Trustee.

          Any beneficial interest in one of the Global Securities of any series that is transferred to a person who takes delivery in the form of an interest in the other Global Security of such series will, upon transfer, cease to be an interest in such Global Security and become an interest in the other Global Security and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such other Global Security for as long as it remains such an interest.

SECTION 315.  Agreed Tax Treatment.

          Each Security issued hereunder shall provide that the Company and, by its acceptance of a Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, such Security agree that for United States Federal, state and local tax purposes it is intended that such Security constitutes indebtedness.

SECTION 316.  Shortening or Extension of Stated Maturity.

          If specified as contemplated by Section 201 or Section 301 with respect to the Securities of a particular series, the Company shall have the right to (i) shorten the Stated Maturity of the principal of the Securities of such series at any time to any date not earlier than the first date on which the Company has the right to redeem the Securities of such series, and (ii) extend the Stated Maturity of the principal of the Securities of such series at any time at its election for one or more periods, but in no event to a date later than the 49th anniversary of the first Interest Payment Date following the original issue date of the Securities of such series; PROVIDED that, if the Company elects to exercise its right to extend the Stated Maturity of the principal of the Securities of such series pursuant to clause (ii), above, at the time such election is made and at the time of extension (A) the Company is not in bankruptcy, otherwise insolvent or in liquidation, (B) the Company is not in default in the payment of any interest or principal on such Securities, (C) in the case of any series of Securities issued to a particular Trust, such Trust is not in default on payments of Distributions on the Capital Securities issued by such Trust and no deferred Distributions are accumulated and (D) such Securities are rated no less than investment grade by any nationally recognized statistical rating organization. If the Company elects to shorten or extend the Stated Maturity of Securities of a particular series, it shall give notice to the Trustee, and the Trustee shall give notice of such shortening or extension to the Holders of such Securities, no less than 30 and no more than 60 days prior to the effectiveness thereof.


                               ARTICLE FOUR

                  SATISFACTION AND DISCHARGE; DEFEASANCE

SECTION 401.  Satisfaction and Discharge of Indenture.

          This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on written demand of and at the expense of the Company, shall execute instruments supplied by the Company acknowledging satisfaction and discharge of this Indenture, when
(i) either (A) all Securities theretofore authenticated and delivered (other than (1) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (2) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or (B) all such Securities not theretofore delivered to the Trustee for cancellation (1) have become due and payable, or (2) will become due and payable at their Maturity within one year, or (3) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company and the Company, in the case of
(1), (2) or (3) above, has deposited or caused to be deposited with the Trustee as funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Maturity or Redemption Date, as the case may be; (ii) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (i) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.  Legal Defeasance.

          In addition to discharge of this Indenture pursuant to Section 401, in the case of Securities of any series with respect to which the exact amount described in subparagraph (a) of Section 404 can be determined at the time of making the deposit referred to in such subparagraph (a), the Company shall be deemed to have paid and discharged the entire indebtedness on all the Securities of such series as provided in this Section on and after the date the conditions set forth in Section 404 are satisfied, and the provisions of this Indenture with respect to such Securities shall no longer be in effect (except as to (i) rights of registration of transfer and exchange of such Securities, (ii) substitution of mutilated, destroyed, lost or stolen Securities, (iii) maintenance of a Paying Agent, (iv) rights of Holders of such Securities to receive, solely from the trust fund described in subparagraph (a) of Section 404, payments of principal thereof and interest, if any, thereon upon the original stated due dates therefor (but not upon acceleration), (v) the rights, obligations, duties and immunities of the Trustee hereunder, (vi) this Section 402 and (vii) the rights of the Holders of such Securities as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them) (hereinafter called "Legal Defeasance"), and the Trustee, at the cost and expense of the Company, shall execute proper instruments acknowledging the same.

SECTION 403.  Covenant Defeasance.

          In the case of Securities of any series with respect to which the exact amount described in subparagraph (a) of Section 404 can be determined at the time of making the deposit referred to in such subparagraph (a), (x) the Company shall be released from its obligations under any covenants specified in or pursuant to this Indenture (except as to (i) rights of registration of transfer and exchange of Securities of such series, (ii) substitution of mutilated, destroyed, lost or stolen Securities, (iii) maintenance of a Paying Agent, (iv) rights of Holders of such Securities to receive, from the Company pursuant to Section 1001, payments of principal thereof and interest, if any, thereon upon the original stated due dates therefor (but not upon acceleration), (v) the rights, obligations, duties and immunities of the Trustee hereunder and (vi) the rights of the Holders of such Securities as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them), and (y) the occurrence of any event specified in Section 501(c) (with respect to any of the covenants specified in or pursuant to this Indenture) shall be deemed not to be or result in an Event of Default, in each case with respect to the Outstanding Securities of such series as provided in this Section on and after the date the conditions set forth in Section 404 are satisfied (hereinafter called "Covenant Defeasance"), and the Trustee, at the cost and expense of the Company, shall execute proper instruments acknowledging the same. For this purpose, such Covenant Defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant (to the extent so specified in the case of Section 501(c)), whether directly or indirectly by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document, but the remainder of this Indenture and the Securities shall be unaffected thereby.

SECTION 404.  Conditions to Legal Defeasance or Covenant Defeasance.

          The following shall be the conditions to application of either
Section 402 or 403 to the Outstanding Securities of any series:

          (a) with reference to Section 402 or 403, the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Securities of such series (i) cash in an amount, (ii) direct obligations of the United States of America, backed by its full faith and credit ("U.S. Government Obligations"), maturing as to principal and interest, if any, at such times and in such amounts as will ensure the availability of cash, (iii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, or (iv) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the principal of and interest, if any, on all Securities of such series on each date that such principal or interest, if any, is due and payable;

          (b) in the case of Legal Defeasance under Section 402, the Company has delivered to the Trustee an Opinion of Counsel based on the fact that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii), since the date hereof, there has been a change in the applicable U.S. federal income tax law, in either case to the effect that, and such opinion shall confirm that, the Holders of the Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and Legal Defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and Legal Defeasance had not occurred;

          (c) in the case of Covenant Defeasance under Section 403, the Company has delivered to the Trustee an Opinion of Counsel to the effect that, and such opinion shall confirm that, the Holders of the Securities of such series will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such deposit and Covenant Defeasance and will be subject to federal income tax on the same amount in the same manner and at the same times as would have been the case if such deposit and Covenant Defeasance had not occurred;

          (d) such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Company is a party or by which it is bound; and

          (e) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent contemplated by this provision have been complied with.

SECTION 405.  Application of Trust Money.

          Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations deposited with the Trustee pursuant to Section 401 shall be held in trust and such money and all money from such U.S. Government Obligations shall be applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money and U.S. Government Obligations has been deposited with the Trustee.

SECTION 406.  Indemnity for U.S. Government Obligations.

          The Company shall pay and indemnify the Trustee and its officers, directors, employees and agents against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 404 or the principal or interest received in respect of such obligations other than any such tax, fee or other charge that by law is for the account of the Holders of Outstanding Securities.


                               ARTICLE FIVE

                                 REMEDIES

SECTION 501.  Events of Default.

          "Event of Default" wherever used herein with respect to the Securities of any series, means any one of the following events that has
                                      -36-
occurred and is continuing (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Eleven or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) failure for 30 days to pay any interest on the Securities of that series when due (subject to the deferral of any due date in the case of an Extension Period); or

          (b) failure to pay any principal on the Securities of that series when due, whether at Maturity, upon redemption, by declaration of acceleration or otherwise;

          (c) failure to observe or perform in any material respect any other covenant herein that continues 90 days after written notice to the Company from the Trustee or the holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series; or

          (d) entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, at appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of substantially all of the property of the Company, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstated and in effect for a period of 90 consecutive days; or

          (e) (A) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or (B) the consent by the Company or to the entry of a decree or order for relief in respect of itself in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or (C) the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or
     (D) the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of all or substantially all of the property of the Company, or (E) the making by the Company of an assignment for the benefit of creditors; or

          (f) any other Event of Default provided with respect to Securities of that series.

SECTION 502.  Acceleration of Maturity; Rescission and Annulment.

          If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series shall have the right to declare the principal of and the interest on all the Securities of that series and any other amounts payable hereunder with respect to that series to be due and payable immediately, PROVIDED, HOWEVER, that if upon an Event of Default, the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series fail to declare the payment of all amounts on the Securities of that series to be immediately due and payable, the holders of at least 25% in aggregate liquidation amount of the corresponding series of Capital Securities then outstanding shall have such right, by a notice in writing to the Company (and to the Trustee if given by Holders or the holders of such Capital Securities) and upon any such declaration such principal and all accrued interest shall become immediately due and payable (and shall remain subordinated to the extent provided in Article Eleven notwithstanding such acceleration).

          At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if (i) the Company has paid or deposited with the Trustee a sum sufficient to pay
(A) all overdue interest on all Securities of that series, (B) the principal of and premium, if any, on any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities of that series, and (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and (ii) all Events of Default, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in
Section 513. Should the Holders of the Securities of that series fail to annul such declaration and waive such default, the holders of a majority in aggregate liquidation amount of the corresponding series of Capital

Securities then outstanding shall have such right. No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.  Collection of Indebtedness and Suits for Enforcement by
Trustee

          The Company covenants that if

          (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (b) default is made in the payment of the principal of any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest, and, to the extent that payment thereof shall be legally enforceable, interest on any overdue principal and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of such Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.  Trustee may File Proofs of Claim.

          In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders of such Securities and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607. No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505.  Trustee may Enforce Claims Without Possession of Securities.

          All rights of action and claims under this Indenture or the Securities of any series may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of any express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.  Application of Money Collected.

          Subject to Article Eleven, any money collected by the Trustee with respect to a series with Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, upon presentation of the Securities of such series and the notation thereon of the payment, if only partially paid, and upon surrender thereof, if fully paid;

          FIRST:  To the payment of all amounts due the Trustee under
Section 607; and

          SECOND: Subject to Article Eleven, to the payment of the amounts then due and unpaid for principal of and interest on the Securities of such series in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable as such Securities for principal and interest, respectively; and

          THIRD:  To the Company, if any balance shall remain.

SECTION 507.  Limitation on Suits.

          No Holder of any Security of such series shall have any right to institute any proceeding, judicial or otherwise, with respect to this

Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (b) the Holders of not less than 25% in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (c) such Holder or Holders have offered to the Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of such series, or to obtain or to seek to obtain priority or preference over any other Holders of such series or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of such series.

SECTION 508. Unconditional Right of Holders to Receive Principal and Interest; Capital Security Holders' Rights.

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 307) interest on such Security on the Stated Maturity expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

          If an Event of Default constituting the failure to pay interest or principal on the Securities of any series on the date such interest or principal is otherwise payable has occurred and is continuing, then a holder of corresponding Capital Securities may directly institute a proceeding for enforcement of payment to such holder directly of the principal of or interest on the Securities of such series having a principal amount equal to the aggregate liquidation amount of the Capital Securities as such holder on or after the respective due date specified in such Securities. The Company may not amend this Section without the prior written consent of the holders of all of the Capital Securities. Notwithstanding any payment made to such holder of Capital Securities by the Company in connection with such a Direct Action (as defined in the related Declaration), the Company shall remain obligated to pay the principal of or interest on the corresponding series of Securities held by the Trust or the Property Trustee and the Company shall be subrogated to the rights of the holder of such Capital Securities with respect to payments on such Capital Securities to the extent of any payments made by the Company to such holder in any Direct Action. A holder of Capital Securities will not be able to exercise directly any other remedy available to the Holders of the corresponding series of Securities.

SECTION 509.  Restoration of Rights and Remedies.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.  Rights and Remedies Cumulative.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.  Delay or Omission not Waiver.

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.  Control by Holders.

          The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to such series, PROVIDED that:

          (a) such direction shall not be in conflict with any rule of law or with this Indenture;

          (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

          (c) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow such direction if a Responsible Officer or Officers of the Trustee shall, in good faith, determine that the proceeding so directed would be unjustly prejudicial to the Holders not joining in any such direction or would involve the Trustee in personal liability.

SECTION 513.  Waiver of Past Defaults.

          Subject to Sections 902 and 1005 hereof, the Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder and its consequences, except a default

          (a) in the payment of the principal of or interest on any Security of such series (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Trustee); or

          (b) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected;

PROVIDED, HOWEVER, that such waiver or modification to such waiver shall not be effective until the holders of a majority in liquidation preference of the corresponding series of Capital Securities shall have consented to such waiver or modification to such waiver; PROVIDED FURTHER, that if the consent of the Holder of each of the Outstanding Securities of such series is required under this Indenture, such waiver shall not be effective until each holder of the corresponding series of Capital Securities shall have consented to such waiver.

          Upon any such waiver, such default shall cease to exist, effective as of the date specified in such waiver (and effective retroactively to the date of default, if so specified) and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.  Undertaking for Costs.

          All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; PROVIDED that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company, by the Trustee or by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or in any suit instituted by any Holder for the enforcement of the right to receive the principal of and interest on any Security on or after the respective due dates.

SECTION 515.  Waiver of Stay or Extension Laws.

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                ARTICLE SIX

                                  TRUSTEE

SECTION 601.  Certain Duties and Responsibilities.

          The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series.

SECTION 602.  Notice of Defaults.

          The Trustee shall give the Holders of the Securities of any series notice of any default with respect to the Securities of such series known to it hereunder as and to the extent provided by the Trust Indenture Act; PROVIDED, HOWEVER, that except in the case of a default in the payment of the principal of or interest on any Security of any series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of Securities of such series; PROVIDED, FURTHER, that in the case of any default of the character specified in Section 501(c), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default. For purposes of this Section, the Trustee shall not be deemed to have knowledge of a default unless a Responsible Officer of the Trustee has actual knowledge of such default or has received written notice of such default in the manner contemplated by Section 105.

SECTION 603.  Certain Rights of Trustee.

          Subject to the provisions of Section 601:

          (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel of its choice (and such counsel may be counsel to the Company or any of its Affiliates and may include any of its employees) and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h) any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable to the Company for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

SECTION 604.  Not Responsible for Recitals or Issuance of Securities.

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, the Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605.  Trustee and Other Agents may Hold Securities.

          The Trustee, any Paying Agent, any Security Registrar, or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, or such other agent. Money held by the Trustee in trust hereunder shall not be invested by the Trustee pending distribution thereof to the Holders of the Securities.

SECTION 606.  Money Held in Trust.

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 607.  Compensation; Reimbursement; and Indemnity.

          The Company, as issuer of the Securities, agrees, except as provided in any written agreement between the Company and the Trustee,

          (a) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (c) to indemnify each of the Trustee and any predecessor Trustee and their respective officers, directors, employees and agents, for, and to hold it harmless against, any and all loss, damage, claim, liability or expense, including taxes (other than taxes based on the income, revenues or gross receipts of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or the trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Company, the Trustee shall have a lien prior to the Securities upon all property and lands held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premiums, if any, on) or interest on particular Securities.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(iv) or Section 501(v), the expenses (including the reasonable charges and expenses of its agents and counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

          The provisions of this Section shall survive the termination of this Indenture or the resignation or removal of the Trustee.

SECTION 608.  Disqualification; Conflicting Interests.

          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609.  Corporate Trustee Required; Eligibility.

          There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such

Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.  Resignation and Removal; Appointment of Successor.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (d)  If at any time:

                    (i) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                   (ii) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company may remove the Trustee, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a

Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee with respect to the Securities of any series for any cause, the Company shall promptly appoint a successor Trustee with respect to the Securities of any series. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of the Securities of that series and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of that series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of the Securities of that series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of that series and the address of its Corporate Trust Office.

SECTION 611.  Acceptance of Appointment by Successor.

          (a) In the case of the appointment hereunder of a successor Trustee with respect to all Securities, every successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; PROVIDED that, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon acceptance of appointment by a successor Trustee as provided in this Section 611, the Company shall mail notice of the succession of such Trustee hereunder to the Holders of the Securities as they appear on the Security Register.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an instrument in writing or an indenture supplemental hereto in which each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such instrument in writing or supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such instrument in writing or supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; PROVIDED that, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          (e) The Trustee shall not be liable for the acts or omissions of any successor Trustee. The Trustee shall be paid all amounts owed to it upon its removal.

SECTION 612.  Merger, Conversion, Consolidation or Succession to Business.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not made available for delivery, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and make available for delivery the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.  Preferential Collection of Claims Against Company.

          If and when the Trustee shall be or becomes a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).


                               ARTICLE SEVEN

             HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.  Company to Furnish Trustee Names and Addresses of Holders.

          The Company will furnish or cause to be furnished to the Trustee
(i) semi-annually not later than June 30 and December 31 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders to the extent the Company has knowledge thereof as of a date not more than 15 days prior to the delivery thereof and (ii) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that if and so long as the Trustee is the Securities Registrar for Securities of a series, no such lists need be furnished with respect to such series of Securities.

SECTION 702.  Preservation of Information; Communications to Holders.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701, and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

          (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any officer, director, employee or agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703.  Reports by Trustee.

          (a) The Trustee shall transmit to Holders no later than 60 days after May 15 of each year commencing in 1999 such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee in writing when the Securities are listed on any stock exchange.

SECTION 704.  Reports by Company.

          The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; PROVIDED that any such information, documents or reports required to be filed with the Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                               ARTICLE EIGHT

           CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.  Company May Consolidate, Etc., Only on Certain Terms.

          The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

          (a) the Person formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

          (c) for so long as Securities registered on the Securities Register in the name of the Trust (or the Property Trustee) are Outstanding, such consolidation, merger, conveyance, transfer or lease is permitted under the Declaration and the Guarantee and does not give rise to any breach or violation of the Declaration or the Guarantee;

          (d) any such lease shall provide that it will remain in effect so long as any Securities are Outstanding; and

          (e) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease and any such supplemental indenture complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and the Trustee, subject to Section 601, may rely upon such Officers' Certificate and Opinion of Counsel as conclusive evidence that such transaction complies with this
     Section 801.

SECTION 802.  Successor Person Substituted.

          Upon any consolidation or merger by the Company with or into any other Person, or any conveyance, transfer or lease by the Company of its properties and assets substantially as an entirety to any Person in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; and, in the event of any such conveyance, transfer or lease the Company shall be discharged from all obligations and covenants under the Indenture and the Securities and may be dissolved and liquidated.

          Such successor Person may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall, upon receipt of a Company Order for the authentication, authenticate and shall make available for delivery any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication pursuant to such provisions and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee on its behalf for the purpose pursuant to such provisions. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

          In the event of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form may be made in the Securities thereafter to be issued as may be appropriate.


                               ARTICLE NINE

                          SUPPLEMENTAL INDENTURES

SECTION 901.  Supplemental Indentures Without Consent of Holders.

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (b) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee or to surrender any right or power herein conferred upon the Company; or

          (c) to establish the form or terms of Securities of any series as permitted by Sections 201 or 301; or

          (d) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

          (e) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

          (f) to change or eliminate any of the provisions of this Indenture, PROVIDED that any such change or elimination (a) shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplement indenture which is entitled to the benefit of such provision or (b) shall not apply to any Outstanding Securities; or

          (g) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, PROVIDED that such action pursuant to this clause (g) shall not adversely affect the interest of the Holders of Securities of any series in any material respect or, for so long as any of the corresponding series of Capital Securities issued by a Trust shall remain outstanding, the holders of such Capital Securities; or

          (h) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

          (i) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

          (j) to comply with any requirement of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

SECTION 902.  Supplemental Indentures With Consent of Holders.

          With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series to be affected by such supplemental indenture, by Act of such Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (a) change the Stated Maturity of (except such changes as are permitted or contemplated by this Indenture), the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or extend the time of payment of interest thereon (except such extension as is permitted or contemplated by this Indenture), or change the place of payment where, or the coin or currency in which, any Security or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date),

          (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (c)  modify any of the provisions of this Section, Section 513 or
     Section 1005, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby;

PROVIDED that, with respect to the Securities of any series, so long as any of the corresponding series of Capital Securities remains outstanding, no such amendment shall be made that adversely affects the holders of such Capital Securities, and no termination of this Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of at least a majority of the aggregate liquidation preference of such Capital Securities then outstanding unless and until the principal of and any premium on the Securities of such series and all accrued and unpaid interest thereon have been paid in full.

          A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities or Capital Securities, or which modifies the rights of the Holders of Securities or holders of Capital Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities or holders of Capital Securities of any other series.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.  Execution of Supplemental Indentures.

          In executing, or accepting the additional trust created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.  Effect of Supplemental Indentures.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.  Conformity With Trust Indenture Act.

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906.  Reference in Securities to Supplemental Indentures.

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated, upon receipt of a Company Order for the authentication, and made available for delivery by the Trustee in exchange for Outstanding Securities of such series.

                                ARTICLE TEN

                                 COVENANTS

SECTION 1001.  Payment of Principal and Interest.

          The Company agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and interest on the Securities of that series in accordance with the terms of the Securities of that series and this Indenture.

SECTION 1002.  Maintenance of Office or Agency.

          The Company will maintain in each place of payment for each series of Securities an office or agency where Securities of that series may be presented or surrendered for registration of transfer or exchange, where Securities of that series may be surrendered for conversion and where notices and demands to or upon the Company in respect of Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands. Unless and until the Company rescinds one or more such appointments, the Company appoints (i) the Trustee as its Paying Agent in New York, New York with respect to all series of Securities having a place of payment in New York, New York and (ii) Old Kent Bank at its principal office as its Paying Agent in Grand Rapids, Michigan with respect to all series of Securities having a place of payment in Grand Rapids, Michigan.

          The Company may also from time to time designate one or more other offices or agencies in the United States where the Securities of any series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the United States for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.  Money for Security Payments to be Held in Trust.

          If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on, or at the option of the Company, before each due date of the principal of or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act. In such case the Company shall not invest the amount so segregated and held in trust pending the distribution thereof.

          Whenever the Company shall have one or more Paying Agents, it will, on or prior to 12:00 noon, New York City time, on each due date of the principal of or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of its action or failure so to act.

          The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in the trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal or interest that has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust, if such principal or interest has not been claimed by the Holder of the Security upon which such payments are due within one year of the date such principal and interest became due and payable; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee and its officers, directors, employees and agents or such Paying Agent and its officers, directors, employees and agents with respect to such trust money, and all liability of the Company and its officers, directors, employees and agents as trustee thereof, shall thereupon cease.

SECTION 1004.  Statements by Officers as to Default.

          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the material terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 1005.  Waiver of Certain Covenants.

          Except as otherwise specified or as contemplated by Section 201 or Section 301 for Securities of any series, the Company may, with respect to the Securities of that series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 901(d) for the benefit of the Holders of the Securities of that series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of that series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

SECTION 1006.  Payment of the Trust's Costs and Expenses.

          Since each Trust is being formed solely to facilitate an investment in a corresponding series of Securities, the Company, as borrower, hereby covenants to pay all debts and obligations (other than with respect to the Capital Securities and Common Securities) and all costs and expenses of the Trust (including, but not limited to, all costs and expenses relating to the organization of the Trust, the fees and expenses of the Trustees of the Trust and their agents and counsel and all costs and expenses relating to the operation of the Trust) and to pay any and all taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed on the Trust by the United States, or any other taxing authority, so that the net amounts received and retained by the Trust and the Property Trustee after paying such expenses will be equal to the amounts the Trust and the Property Trustee would have received had no such costs or expenses been incurred by or imposed on the Trust, PROVIDED that the Trust is the holder of the corresponding series of Securities. The foregoing obligations of the Company are for the benefit of, and shall be enforceable by, any Person to whom any such debts, obligations, costs, expenses and taxes are owed (each, a "Creditor") whether or not such Creditor has received notice thereof. Any such Creditor may enforce such obligations of the Company directly against the Company, and the Company irrevocably waives any right or remedy to require that any such Creditor take any action against the Trust or any other Person before proceeding against the Company. The Company shall execute such additional agreements as may be necessary or desirable to give full effect to the foregoing.

SECTION 1007.  Restrictions on Payments and Distributions.

          The Company agrees with each Holder of Securities of each series that it will not, and will not permit any Subsidiary to, (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's capital stock or
(ii) make any payment of principal, interest or premium, if any, on or repay or repurchase or redeem any debt securities of the Company that rank PARI PASSU with or junior in interest to the Securities of that series or make any guarantee payments with respect to any guarantee by the Company of the debt securities of any Subsidiary if such guarantee ranks PARI PASSU with or junior in interest to the Securities of that series (other than (A) repurchases, redemptions or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants or in connection with a dividend reinvestment or stockholder stock purchase plan, (B) as a result of an exchange or conversion of any class or series of the Company's capital stock (or any capital stock of a subsidiary of the Company) for any other class or series of the Company's capital stock or of any class or series of the Company's indebtedness for any class or series of the Company's capital stock, (C) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (D) any declaration of a dividend in connection with any stockholder's rights plan, or the issuance of rights, stock or other property under any stockholder's rights plan, or the redemption or repurchase of rights pursuant thereto or (E) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options, or other rights is the same stock as that on which the dividend is being paid or ranks PARI PASSU with or junior to such stock) if at such time (x) there shall have occurred any event of which the Company has actual knowledge that (1) with the giving of notice or the lapse of time, or both, would constitute an Event of Default with respect to the Securities of that series and (2) in respect of which the Company shall not have taken reasonable steps to cure,
(y) the Company shall be in default with respect to its payment of any obligations under the Guarantee relating to the Capital Securities corresponding to the Securities of that series or (z) the Company shall have given notice of its election of an Extension Period with respect to the Securities of that series as provided herein and shall not have rescinded such notice, or such Extension Period, or any extension thereof, shall be continuing. For purposes of this Section 1007, "actual knowledge" means actual knowledge of the Chairman, the Chief Financial Officer and the Controller of the Company.

SECTION 1008.  Additional Sums.

          If the Securities of a series provide for the payment of additional sums, the Company will pay to the Holder of any Security of that series additional sums as provided therein. Whenever in this Indenture or the Securities of any series there is a reference in any context to the payment of principal or interest on Securities of any series, such mention shall be deemed to include mention of the payments of the additional sums provided for in this Section to the extent that, in such context, additional sums are, were or would be payable in respect thereof pursuant to the provisions of this Section, and express mention of the payment of additional sums (if applicable) in any provisions hereof shall not be construed as excluding additional sums in those provisions hereof where such express mention is not made.


                              ARTICLE ELEVEN

                        SUBORDINATION OF SECURITIES

SECTION 1101.  Securities Subordinate to Indebtedness.

          The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to Article Four), the payment of the principal of, premium, if any, and interest (including any Additional Interest) on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full in cash of all Indebtedness.

          The provisions of this Article Eleven are made for the benefit of the holders of Indebtedness and such holders are made obligees hereunder and any one or more of them may enforce such provisions. Holders of Indebtedness need not prove reliance on the subordination provisions hereof.

SECTION 1102.  Default on Indebtedness.

          In the event and during the continuation of any default in the payment of principal, premium, interest or any other payment due on any Indebtedness, or in the event that any event of default with respect to any Indebtedness shall have occurred and be continuing and shall have resulted in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable (unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled) or in the event any judicial proceeding shall be pending with respect to any such default in payment or such event of default, then no payment shall be made by the Company with respect to the principal (including payments made in respect of any redemption, repayment, retirement, purchase or other acquisition) of, or interest on, any of the Securities or in respect of any redemption, repayment, retirement, purchase or other acquisition of any of the Securities.

          In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee or any Holder when such payment is prohibited by the preceding paragraph of this Section 1102, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing within 90 days of such payment of the amounts then due and owing on the Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of Indebtedness.

SECTION 1103.  Prior Payment of Indebtedness Upon Acceleration of
Securities.

          In the event that the Securities are declared due and payable before their Stated Maturity, then and in such event the holders of the Indebtedness outstanding at the time such Securities so become due and payable shall be entitled to receive payment in full of all amounts then due on or in respect of the Indebtedness (including any amounts due upon acceleration), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Indebtedness, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character, whether in cash, properties or securities, by the Company on account of the principal of or interest on the Securities or on account of the purchase or other acquisition of Securities by the Company or any Subsidiary; PROVIDED, HOWEVER, that holders of Indebtedness shall not be entitled to receive payment of any such amounts to the extent that such holders would be required by the subordination provisions of such Indebtedness to pay such amounts over to the obligees on trade accounts payable or other liabilities arising in the ordinary course of the Company's business.

          In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee or any Holder when such payment is prohibited by the preceding paragraph of this Section 1103, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing within 90 days of such payment of the amounts then due and owing on the Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of Indebtedness.

SECTION 1104.  Liquidation; Dissolution; Bankruptcy.

          Upon any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all principal of, and premium, if any, and interest due or to become due upon all Indebtedness (including interest after the commencement of any bankruptcy, insolvency, receivership or other proceedings at the rate specified in the applicable Indebtedness, whether or not such interest is an allowable claim in any such proceeding) shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made on account of the principal or interest on the Securities; and upon any such dissolution or winding-up or liquidation or reorganization any payment by the Company, or distribution of substantially all of the assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee would be entitled, except for the provisions of this Article Eleven, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Securities or by the Trustee under this Indenture if received by them or it, directly to the holders of Indebtedness (pro rata to such holders on the basis of the respective amounts of Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Indebtedness in full (including interest after the commencement of any bankruptcy, insolvency, receivership or other proceedings at the rate specified in the applicable Indebtedness, whether or not such interest is in an allowable claim in any such proceeding) or to provide for such payment in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Indebtedness, before any payment or distribution is made to the Holders of Securities or to the Trustee or the Property Trustee on behalf of the holders of Capital Securities; PROVIDED, HOWEVER, that such holders of Indebtedness shall not be entitled to receive payment of any such amounts to the extent that such holders would be required by the subordination provisions of such Indebtedness to pay such amounts over to the obligees on trade accounts payable or other liabilities arising in the ordinary course of the Company's business.

          In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee or the Holders of the Securities before all Indebtedness is paid in full (including interest after commencement of any bankruptcy, insolvency, receivership or other proceedings at the rate specified in the applicable Indebtedness, whether or not such interest is an allowable claim in any such proceeding), or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Indebtedness remaining unpaid to the extent necessary to pay all Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Indebtedness.

          Any holder of Indebtedness may file any proof of claim or similar instrument on behalf of the Trustee and the Holders if such instrument has not been filed by the date which is 30 days prior to the date specified for filing thereof.

          For purposes of this Article Eleven, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article Eleven with respect to the Securities to the payment of all Indebtedness that may at the time be outstanding, PROVIDED that (i) the Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of the Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article Eight hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 1104 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Eight hereof. Nothing in Section 1103 or in this Section 1104 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

SECTION 1105.  Subrogation.

          Subject to the payment in full of all Indebtedness to the extent provided in Sections 1103 and 1104, the rights of the Holders of the Securities shall be subrogated to the rights of the holders of Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Indebtedness until the principal of (and premium, if any) and interest (including any Additional Interest) on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article Eleven, shall, as between the Company, its creditors other than holders of Indebtedness, and the Holders of the Securities, be deemed to be a payment by the Company to or on account of the Indebtedness. It is understood that the provisions of this Article Eleven are and are intended solely for the purposes of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Indebtedness on the other hand.

          Nothing contained in this Article Eleven or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Indebtedness, and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest (including any Additional Interest) on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of the Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Eleven of the holders of Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

          Upon any payment or distribution of assets of the Company referred to in this Article Eleven, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities, shall be entitled to rely conclusively upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of the Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Eleven.

SECTION 1106.  Trustee to Effectuate Subordination.

          Each Holder of a Security by acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Eleven and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

SECTION 1107.  Notice by the Company.

          The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Eleven. Notwithstanding the provisions of this Article Eleven or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Eleven, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee from the Company or a holder or holders of Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; PROVIDED, HOWEVER, that if the Trustee shall not have received the notice provided for in this Section 1107 at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within three Business Days prior to such date.

          The Trustee, subject to the provisions of Section 601, shall be entitled to rely conclusively on the delivery to it of a written notice by a Person representing himself to be a holder of Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Indebtedness to participate in any payment or distribution pursuant to this Article Eleven, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Eleven, and if such evidence is not furnished the Trustee may defer any payment to such

Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1108.  Rights of the Trustee; Holders of Indebtedness.

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Eleven in respect of any Indebtedness at any time held by it, to the same extent as any other holder of Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

          With respect to the holders of Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Eleven, and no implied covenants or obligations with respect to the holders of Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Indebtedness and, subject to the provisions of Section 601, the Trustee shall not be liable to any holder of Indebtedness if it shall pay over or deliver to holders of Securities, the Company or any other Person money or assets to which any holder of Indebtedness shall be entitled by virtue of this Article Eleven or otherwise.

SECTION 1109.  Subordination May Not Be Impaired.

          No right of any present or future holder of any Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such Holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

          Without in any way limiting the generality of the foregoing paragraph, the holders of Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Indebtedness or otherwise amend or supplement in any manner Indebtedness or any instrument evidencing the same or any agreement under which Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Indebtedness; (iii) release any Person liable in any manner for the collection of Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

                              ARTICLE TWELVE

                         REDEMPTION OF SECURITIES

SECTION 1201.  Terms of Redemption.

          Redemption of Securities of any series (whether by operation of a sinking fund or otherwise) as permitted or required by any form of Security issued pursuant to this Indenture shall be made in accordance with such form of Security and this Article; PROVIDED, HOWEVER, that if any provision of any such form of Security shall conflict with any provision of this Article, the provision of such form of Security shall govern. Except as otherwise set forth in the form of Security for such series, each Security of such series shall be subject to partial redemption only in the amount of $1,000.00 or integral multiples thereof.

          For so long as the Trust is the Holder of all Securities Outstanding, the proceeds of any redemption described in this Section 1201 shall be used by the Trust to redeem Common Securities and Capital Securities in accordance with their terms. The Company shall not redeem the Securities in part unless all accrued and unpaid interest has been paid in full on all Securities Outstanding for all quarterly interest periods terminating on or prior to the Redemption Date.

SECTION 1202.  Applicability of Article.

          Redemption of Securities as permitted by Section 1201 shall be made in accordance with this Article.

SECTION 1203.  Election to Redeem; Notice to Trustee.

          The election of the Company to redeem Securities of any series shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 45 days and no more than 60 days prior to the Redemption Date fixed by the Company, notify the Trustee in writing of such Redemption Date and of the principal amount of Securities of such series to be redeemed and provide a copy of the notice of redemption given to Holders of Securities of such series to be redeemed pursuant to Section 1205.

SECTION 1204.  Selection by Trustee of Securities to be Redeemed.

          If less than all the Securities of any series are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected by lot (or such other method of selection as the Trustee may customarily employ) not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

          The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amounts of the Securities of such series which has been or is to be redeemed.

SECTION 1205.  Notice of Redemption.

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 (provided that the Trustee shall itself have received notice not less than 45 days prior to the Redemption Date) nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall identify the Securities of the series to be redeemed (including CUSIP number) and shall state:

          (a)  the Redemption Date,

          (b) the Redemption Price or if the Redemption Price cannot be calculated prior to the time the notice is required to be sent, the estimate of the Redemption Price provided pursuant to this Indenture together with a statement that it is an estimate and that the actual Redemption Price will be calculated on the third Business Day prior to the Redemption Date (if such an estimate of the Redemption Price is given, a subsequent notice shall be given as set forth above setting forth the Redemption Price promptly following the calculation thereof),

          (c) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after that date,

          (d) the place or places where such Securities are to be surrendered for payment of the Redemption Price,

          (e) if less than all Outstanding Securities of such series and having the same terms are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Securities of such series to be redeemed,

          (f) that the redemption is for a sinking fund, if such is the case, and

          (g) any other provisions as may be required in respect of the terms of such series of Securities to be redeemed.

          Notice of redemption of Securities of any series to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable. The notice if mailed in the manner herein provided shall be presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

SECTION 1206.  Deposit of Redemption Price.

          On or prior to 12:00 noon, New York City time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1207.  Securities Payable on Redemption Date.

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that unless otherwise specified as contemplated by Section 201 or
Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

SECTION 1208.  Securities Redeemed in Part.

          Any Security which is to be redeemed only in part shall be surrendered at a place of payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder therefor or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall, upon receipt of a Company Order for the authentication, authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                             ARTICLE THIRTEEN

                               SINKING FUNDS

SECTION 1301. Applicability of Article.

          The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 201 or Section 301 for such Securities.

          The minimum amount of any sinking fund payment provided for by the terms of any Securities of any series is herein referred to as a "mandatory sinking fund payment," and any sinking fund payment in excess of such minimum amount which is permitted to be made by the terms of the Securities of such series is herein referred to as an "optional sinking fund payment." If provided for by the terms of any Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1302. Each sinking fund payment shall be applied to the redemption (or purchase by tender or otherwise) of Securities of any series as provided for by the terms of such Securities.

SECTION 1302. Satisfaction of Sinking Fund Payments with Securities.

          In lieu of making all or any part of a mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option, at any time no more than 16 months and no less than 45 days prior to the date on which such sinking fund payment is due, deliver to the Trustee Securities of such series (together with the unmatured coupons, if any, appertaining thereto) theretofore purchased or otherwise acquired by the Company, except Securities of such series that have been redeemed through the application of mandatory or optional sinking fund payments pursuant to the terms of the Securities of such series, accompanied by a Company Order instructing the Trustee to credit such obligations and stating that the Securities of such series were originally issued by the Company by way of BONA FIDE sale or other negotiation for value; PROVIDED that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price for such Securities, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1303. Redemption of Securities for Sinking Fund.

     Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for the Securities of such series pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash in the currency in which the Securities of such series are payable (except as provided pursuant to Section 1301) and the portion thereof, if any, which is to be satisfied by delivering and crediting such Securities pursuant to
Section 1302 and will also deliver to the Trustee any Securities to be so delivered. Such Officers' Certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the succeeding sinking fund payment date. In the case of the failure of the Company to deliver such Officers' Certificate (or, as required by this Indenture, the Securities and coupons, if any, specified in such Officers' Certificate) by the due date therefor, the sinking fund payment due on the succeeding sinking fund payment date for such series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of the Securities of such series subject to a mandatory sinking fund payment without the right to deliver or credit Securities as provided in Section 1302 and without the right to make the optional sinking fund payment with respect to such series at such time.

     Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made with respect to the Securities of any particular series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date immediately following the date of such payment) to the redemption of Securities of such series at the Redemption Price specified in such Securities with respect to the sinking fund. Any sinking fund moneys not so applied or allocated by the Trustee (or, if the Company is acting as its own Paying Agent, segregated and held intrust by the Company as provided in Section 1003) for such series and together with such payment (or such amount so segregated) shall be applied in accordance with the provisions of this Section 1303. Any and all sinking fund moneys with respect to the Securities of any particular series held by the Trustee (or if the Company is acting as its own Paying Agent, segregated and held in trust as provided in Section 1003) on the last sinking fund payment date with respect to Securities of such series and not held for the payment or redemption of particular Securities of such series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent), together with other moneys, if necessary, to be deposited (or segregated) sufficient for such purpose, to the payment of the principal of the Securities of such series at Maturity. The Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1204 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1205. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 1207. On or before each sinking fund payment date, the Company shall pay to the Trustee (or, if the Company is acting as its own Paying Agent, the Company shall segregate and hold in trust as provided in 1003) in cash a sum in the currency in which Securities of such series are payable (except as provided pursuant to Section 201 or Section 301) equal to the principal, premium, if any, and any interest accrued to the Redemption Date for Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section 1303.

          Neither the Trustee nor the Company shall redeem any Securities of any series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund for such series during the continuance of a default in payment of interest, if any, on any Securities of such series or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to the Securities of such series, except that if the notice of redemption shall have been provided in accordance with the provisions hereof, the Trustee (or the Company, if the Company is then acting as its own Paying Agent) shall redeem such Securities if cash sufficient for that purpose shall be deposited with the Trustee (or segregated by the Company) for that purpose in accordance with the terms of this Article Thirteen. Except as aforesaid, any moneys in the sinking fund for Securities of such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of the Securities and coupons, if any, of such series; PROVIDED, HOWEVER, that in case such default or event of Default shall have been cured or waived herein, such moneys shall thereafter be applied on the next sinking fund payment date for the Securities of such series on which such moneys may be applied pursuant to the provisions of this Section 1303.

                                   *****

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          The parties hereto have caused this Indenture to be duly executed as of the day and year first written above.

                              OLD KENT FINANCIAL CORPORATION


                              By:
                              Name:
                              Title:


                              BANKERS TRUST COMPANY,
                                as Trustee


                              By:
                              Name:
                              Title:

                                                                  EXHIBIT A

                       FORM OF AMENDED AND RESTATED
                           DECLARATION OF TRUST

                 AMENDED AND RESTATED DECLARATION OF TRUST

                  OLD KENT CAPITAL TRUST [II, III or IV]

                           Dated as of ________

CROSS REFERENCE TABLE

Section of Trust
Indenture Act of                                                 SECTION OF
1939, AS AMENDED                                                  AGREEMENT

310(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6.3(a)
310(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . 6.3(c); 6.3(d)
310(c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . Inapplicable
311(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2.2(b)
311(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2.2(b)
311(c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . Inapplicable
312(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2.2(a)
312(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2.2(b)
312(c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2.2(b)
313(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2.3
313(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2.3
313(c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2.3
313(d) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2.3
314(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2.4; 3.6(j)
314(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . Inapplicable
314(c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2.5
314(d) . . . . . . . . . . . . . . . . . . . . . . . . . . . . Inapplicable
314(e) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2.5
314(f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . Inapplicable
315(a) . . . . . . . . . . . . . . . . . . . . . . . . . . .3.9(b); 3.10(a)
315(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2.7(a)
315(c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3.9(a)
315(d) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3.9(b)
315(e) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13.8
316(a) . . . . . . . . . . . . . . . . . . 2.6(a); 2.6(b); 2.6(c); 7.5; 7.6
316(c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3.6(e)
317(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . 3.16; 7.5; 7.6
317(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3.8(h)
318(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2.1(c)

                        TABLE OF CONTENTS


                                                             PAGE

            ARTICLE 1 - INTERPRETATION AND DEFINITIONS

    Section 1.1  Interpretation and Definitions. . . . . . . . .1
         Affiliate . . . . . . . . . . . . . . . . . . . . . . .2
         Authorized Officer. . . . . . . . . . . . . . . . . . .2
         Business Day. . . . . . . . . . . . . . . . . . . . . .2
         Business Trust Act. . . . . . . . . . . . . . . . . . .2
         Capital Security. . . . . . . . . . . . . . . . . . . .2
         Capital Security Beneficial Owner . . . . . . . . . . .2
         Capital Security Certificate. . . . . . . . . . . . . .2
         Cedel . . . . . . . . . . . . . . . . . . . . . . . . .2
         Certificate . . . . . . . . . . . . . . . . . . . . . .2
         Certificate of Trust. . . . . . . . . . . . . . . . . .2
         Closing Date. . . . . . . . . . . . . . . . . . . . . .2
         Code. . . . . . . . . . . . . . . . . . . . . . . . . .2
         Commission. . . . . . . . . . . . . . . . . . . . . . .3
         Common Securities Holder. . . . . . . . . . . . . . . .3
         Common Security . . . . . . . . . . . . . . . . . . . .3
         Common Security Certificate . . . . . . . . . . . . . .3
         Corporate Trust Office. . . . . . . . . . . . . . . . .3
         Covered Person. . . . . . . . . . . . . . . . . . . . .3
         Debenture Issuer. . . . . . . . . . . . . . . . . . . .3
         Debenture Issuer Indemnified Person . . . . . . . . . .3
         Debenture Trustee . . . . . . . . . . . . . . . . . . .3
         Debentures. . . . . . . . . . . . . . . . . . . . . . .3
         Delaware Trustee. . . . . . . . . . . . . . . . . . . .3
         Depositary. . . . . . . . . . . . . . . . . . . . . . .3
         Distribution. . . . . . . . . . . . . . . . . . . . . .3
         DTC . . . . . . . . . . . . . . . . . . . . . . . . . .3
         Euroclear . . . . . . . . . . . . . . . . . . . . . . .4
         Exchange Act. . . . . . . . . . . . . . . . . . . . . .4
         Federal Reserve . . . . . . . . . . . . . . . . . . . .4
         Fiduciary Indemnified Person. . . . . . . . . . . . . .4
         Fiscal Year . . . . . . . . . . . . . . . . . . . . . .4
         Global Security . . . . . . . . . . . . . . . . . . . .4
         Guarantee . . . . . . . . . . . . . . . . . . . . . . .4
         Holder. . . . . . . . . . . . . . . . . . . . . . . . .4
         Indemnified Person. . . . . . . . . . . . . . . . . . .4
         Indenture . . . . . . . . . . . . . . . . . . . . . . .4
         Indenture Event of Default. . . . . . . . . . . . . . .4
         Investment Company. . . . . . . . . . . . . . . . . . .4
         Investment Company Act. . . . . . . . . . . . . . . . .4

         Investment Company Event. . . . . . . . . . . . . . . .4
         Legal Action. . . . . . . . . . . . . . . . . . . . . .5
         List of Holders . . . . . . . . . . . . . . . . . . . .5
         Majority in Liquidation Amount. . . . . . . . . . . . .5
         Officers' Certificate . . . . . . . . . . . . . . . . .5
         Paying Agent. . . . . . . . . . . . . . . . . . . . . .5
         Payment Amount. . . . . . . . . . . . . . . . . . . . .5
         Person. . . . . . . . . . . . . . . . . . . . . . . . .5
         Property Account. . . . . . . . . . . . . . . . . . . .6
         Property Trustee. . . . . . . . . . . . . . . . . . . .6
         Pro Rata. . . . . . . . . . . . . . . . . . . . . . . .6
         Quorum. . . . . . . . . . . . . . . . . . . . . . . . .6
         Redemption Price. . . . . . . . . . . . . . . . . . . .6
         Regular Trustee . . . . . . . . . . . . . . . . . . . .6
         Regulatory Capital Event. . . . . . . . . . . . . . . .6
         Related Party . . . . . . . . . . . . . . . . . . . . .6
         Responsible Officer . . . . . . . . . . . . . . . . . .6
         Rule 3a-5 . . . . . . . . . . . . . . . . . . . . . . .6
         Securities. . . . . . . . . . . . . . . . . . . . . . .6
         Securities Act. . . . . . . . . . . . . . . . . . . . .7
         Special Event . . . . . . . . . . . . . . . . . . . . .7
         Sponsor . . . . . . . . . . . . . . . . . . . . . . . .7
         Successor Delaware Trustee. . . . . . . . . . . . . . .7
         Successor Entity. . . . . . . . . . . . . . . . . . . .7
         Successor Property Trustee. . . . . . . . . . . . . . .7
         Successor Security. . . . . . . . . . . . . . . . . . .7
         Super Majority. . . . . . . . . . . . . . . . . . . . .7
         Tax Event . . . . . . . . . . . . . . . . . . . . . . .7
         10% in Liquidation Amount . . . . . . . . . . . . . . .7
         Treasury Regulations. . . . . . . . . . . . . . . . . .7
         Trust Enforcement Event . . . . . . . . . . . . . . . .8
         Trust Indenture Act . . . . . . . . . . . . . . . . . .8
         Trustee" or "Trustees . . . . . . . . . . . . . . . . .8
         Trustees' Authorization Certificate . . . . . . . . . .8

                 ARTICLE 2 - TRUST INDENTURE ACT

    Section 2.1  Trust Indenture Act; Application. . . . . . . .8
    Section 2.2  Lists of Holders of Securities. . . . . . . . .8
    Section 2.3  Reports by the Property Trustee . . . . . . . .9
    Section 2.4  Periodic Reports to the Property Trustee. . . .9
    Section 2.5  Evidence of Compliance with Conditions
                 Precedent . . . . . . . . . . . . . . . . . . .9
    Section 2.6  Trust Enforcement Events; Waiver. . . . . . . .9
    Section 2.7  Trust Enforcement Event; Notice . . . . . . . 11

                     ARTICLE 3 - ORGANIZATION

    Section 3.1  Name and Organization . . . . . . . . . . . . 12
    Section 3.2  Office. . . . . . . . . . . . . . . . . . . . 12
                                      -ii-

    Section 3.3  Purpose . . . . . . . . . . . . . . . . . . . 12
    Section 3.4  Authority . . . . . . . . . . . . . . . . . . 12
    Section 3.5  Title to Property of the Trust. . . . . . . . 13
    Section 3.6  Powers and Duties of the Regular Trustees . . 13
    Section 3.7  Prohibition of Actions by the Trust and the
                 Trustees  . . . . . . . . . . . . . . . . . . 16
    Section 3.8  Powers and Duties of the Property Trustee . . 17
    Section 3.9  Certain Duties and Responsibilities of the
                 Property Trustee. . . . . . . . . . . . . . . 19
    Section 3.10  Certain Rights of Property Trustee . . . . . 21
    Section 3.11  Delaware Trustee . . . . . . . . . . . . . . 24
    Section 3.12  Execution of Documents . . . . . . . . . . . 24
    Section 3.13  Not Responsible for Recitals or Issuance of
                  Securities.  . . . . . . . . . . . . . . . . 23
    Section 3.14  Duration of Trust. . . . . . . . . . . . . . 24
    Section 3.15  Mergers. . . . . . . . . . . . . . . . . . . 24
    Section 3.16  Property Trustee May File Proofs of Claim. . 26

                       ARTICLE 4 - SPONSOR

    Section 4.1  Responsibilities of the Sponsor . . . . . . . 27
    Section 4.2  Compensation, Indemnification and Expenses of
                 the Trustee . . . . . . . . . . . . . . . . . 27

            ARTICLE 5 - TRUST COMMON SECURITIES HOLDER

    Section 5.1  Debenture Issuer's Purchase of Common
                 Securities. . . . . . . . . . . . . . . . . . 28
    Section 5.2  Covenants of the Common Securities Holder . . 28

                       ARTICLE 6 - TRUSTEES

    Section 6.1  Number of Trustees. . . . . . . . . . . . . . 28
    Section 6.2  Delaware Trustee. . . . . . . . . . . . . . . 29
    Section 6.3  Property Trustee; Eligibility . . . . . . . . 29
    Section 6.4  Qualifications of Regular Trustees and
                 Delaware Trustee Generally  . . . . . . . . . 30
    Section 6.5  Initial Regular Trustees. . . . . . . . . . . 30
    Section 6.6  Appointment, Removal and Resignation of
                 Trustees. . . . . . . . . . . . . . . . . . . 30
    Section 6.7  Vacancies among Trustees. . . . . . . . . . . 32
    Section 6.8  Effect of Vacancies . . . . . . . . . . . . . 32
    Section 6.9  Delegation of Power . . . . . . . . . . . . . 32
    Section 6.10 Merger, Conversion, Consolidation or
                 Succession to Business. . . . . . . . . . . . 32

                    ARTICLE 7 - THE SECURITIES

    Section 7.1  General Provisions Regarding Securities . . . 33
    Section 7.2  Distributions . . . . . . . . . . . . . . . . 35
                                      -iii-

    Section 7.3  Redemption of Securities. . . . . . . . . . . 35
    Section 7.4  Redemption Procedures . . . . . . . . . . . . 36
    Section 7.5  Voting Rights of Capital Securities . . . . . 38
    Section 7.6  Voting Rights of Common Securities. . . . . . 40
    Section 7.7  Paying Agent. . . . . . . . . . . . . . . . . 41
    Section 7.8  Transfer of Securities. . . . . . . . . . . . 41
    Section 7.9  Mutilated, Destroyed, Lost or Stolen
                 Certificates. . . . . . . . . . . . . . . . . 42
    Section 7.10 Deemed Security Holders . . . . . . . . . . . 42
    Section 7.11 Global Securities . . . . . . . . . . . . . . 42

         ARTICLE 8 - DISSOLUTION AND TERMINATION OF TRUST

    Section 8.1  Dissolution and Termination of Trust. . . . . 45
    Section 8.2  Liquidation Distribution Upon Termination and
                 Dissolution of the Trust . . . . . . . . . . .46

              ARTICLE 9 - LIMITATION OF LIABILITY OF
            HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

    Section 9.1  Liability . . . . . . . . . . . . . . . . . . 46
    Section 9.2  Exculpation . . . . . . . . . . . . . . . . . 47
    Section 9.3  Fiduciary Duty. . . . . . . . . . . . . . . . 47
    Section 9.4  Indemnification . . . . . . . . . . . . . . . 48
    Section 9.5  Outside Businesses. . . . . . . . . . . . . . 50

                     ARTICLE 10 - ACCOUNTING

    Section 10.1  Fiscal Year. . . . . . . . . . . . . . . . . 51
    Section 10.2  Certain Accounting Matters . . . . . . . . . 51
    Section 10.3  Banking. . . . . . . . . . . . . . . . . . . 51
    Section 10.4  Withholding. . . . . . . . . . . . . . . . . 51

               ARTICLE 11 - AMENDMENTS AND MEETINGS

    Section 11.1  Amendments . . . . . . . . . . . . . . . . . 52
    Section 11.2  Meetings of the Holders of Securities; Action
                  by Written Consent . . . . . . . . . . . . . 54

             ARTICLE 12 - REPRESENTATIONS OF PROPERTY
                   TRUSTEE AND DELAWARE TRUSTEE

    Section 12.1  Representations and Warranties of the Property
                  Trustee . . . . . . . . . . . . . . . . . . .56
    Section 12.2  Representations and Warranties of the Delaware
                  Trustee . . . . . . . . . . . . . . . . . . .56

                    ARTICLE 13 - MISCELLANEOUS

    Section 13.1  Notices. . . . . . . . . . . . . . . . . . . 57
                                      -iv-

    Section 13.2  Governing Law. . . . . . . . . . . . . . . . 58
    Section 13.3  Intention of the Parties . . . . . . . . . . 58
    Section 13.4  Headings . . . . . . . . . . . . . . . . . . 58
    Section 13.5  Successors and Assigns . . . . . . . . . . . 58
    Section 13.6  Partial Enforceability . . . . . . . . . . . 58
    Section 13.7  Counterparts . . . . . . . . . . . . . . . . 58
    Section 13.8  Undertaking for Costs. . . . . . . . . . . . 59

                 AMENDED AND RESTATED DECLARATION OF TRUST


          THIS AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated as of __________ among Old Kent Financial Corporation, a Michigan corporation, as Sponsor, and________________, as the initial Regular Trustees, Bankers Trust Company, as the initial Property Trustee and Bankers Trust (Delaware), as the initial Delaware Trustee, not in their individual capacities but solely as Trustees, and the Holders, from time to time, of undivided beneficial ownership interests in the assets of the Trust (as defined) to be issued pursuant to this Declaration.

          WHEREAS, the Trustees and the Sponsor established Old Kent Capital Trust [II, III, or IV] (the "Trust"), a business trust under the Business Trust Act (as defined, together with other capitalized terms, herein) pursuant to a Declaration of Trust dated as of ___________ (the "Original Declaration") and a Certificate of Trust (the "Certificate of Trust") filed with the Secretary of State of the State of Delaware on ___________; and

          WHEREAS, the sole purpose of the Trust shall be to issue and sell certain securities representing undivided beneficial ownership interests in the assets of the Trust, to invest the proceeds from such sales in the Debentures issued by the Debenture Issuer and to engage in only those activities necessary or incidental thereto; and

          WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration.

          NOW, THEREFORE, it being the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Act, the Trustees hereby declare that all assets contributed to the Trust be held in trust for the benefit of the Holders, from time to time, of the Securities representing undivided beneficial ownership interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.


                                 ARTICLE 1

                      INTERPRETATION AND DEFINITIONS

          Section 1.1  Interpretation and Definitions.

          Unless the context otherwise requires:

               (i) capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
Section 1.1;
                                      -1-

              (ii) a term defined anywhere in this Declaration has the same meaning throughout;

             (iii) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

              (iv) all references in this Declaration to Articles and Sections are to Articles and Sections of this Declaration unless otherwise specified;

               (v) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

              (vi) a reference to the singular includes the plural and vice versa and a reference to any masculine form of a term shall include the feminine form of a term, as applicable.

          "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

          "Authorized Officer" of a Person means the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the President, a Vice President, the principal financial officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of such Person.

          "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York and Grand Rapids, Michigan are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office of the Property Trustee is closed for business.

          "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

          "Capital Security" has the meaning specified in Section 7.1.

          "Capital Security Beneficial Owner" means, with respect to any beneficial interest in a Global Security, ownership and transfers of which shall be maintained and made through book entries by a Depositary, a Person who is the beneficial owner of such beneficial interest, as reflected on the books of the Depositary, or on the books of a Person maintaining an account with such Depositary as a direct or indirect participant, in each case in accordance with the rules of such Depositary.

          "Capital Security Certificate" means a certificate representing a Capital Security.
                                      -2-

          "Cedel" means Cedel Bank, societe anonymne.

          "Certificate" means a Common Security Certificate or a Capital Security Certificate.

          "Certificate of Trust" has the meaning specified in the recitals hereto.

          "Closing Date" means the date or dates on which the Capital Securities are issued and sold.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation. A reference to a specific section of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Declaration, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Declaration containing such reference.

          "Commission" means the Securities and Exchange Commission.

          "Common Securities Holder" means Old Kent Financial Corporation in its capacity as purchaser and holder of all of the Common Securities issued by the Trust.

          "Common Security" has the meaning specified in Section 7.1

          "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security.

          "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust and agency services shall be administered, which office at the date of this Declaration is located at Four Albany Street, 4th Floor, New York, New York 10006, Attention:
Corporate Market Services.

          "Covered Person" means (i) any officer, director, shareholder, partner, member, representative, employee or agent of (A) the Trust or (B) the Trust's Affiliates; and (ii) any Holder of Securities.

          "Debenture Issuer" means Old Kent Financial Corporation in its capacity as issuer of the Debentures under the Indenture.

          "Debenture Issuer Indemnified Person" means (i) any Regular Trustee; (ii) any Affiliate of any Regular Trustee; (iii) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee or any Affiliate thereof; or (iv) any officer, employee or agent of the Trust or its Affiliates.

          "Debenture Trustee" means Bankers Trust Company, in its capacity as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

          "Debentures" means the Securities (as defined in the Indenture) to be issued by the Debenture Issuer and to be held by the Property Trustee.

          "Delaware Trustee" has the meaning set forth in Section 6.2.

          "Depositary" means, with respect to Securities issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities.

          "Distribution" means a distribution payable to Holders of Securities in accordance with Section 7.2.

          "DTC" means The Depository Trust Company, the initial Depositary.

          "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

          "Federal Reserve" means the Board of Governors of the Federal Reserve System.

          "Fiduciary Indemnified Person" has the meaning set forth in
Section 9.4(b).

          "Fiscal Year" has the meaning set forth in Section 10.1.

          "Global Security" has the meaning set forth in Section 7.11.

          "Guarantee" means the guarantee agreement of the Sponsor in respect of the Capital Securities and the Common Securities.

          "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act; PROVIDED, HOWEVER, that in determining whether the Holders of the requisite liquidation amount of Capital Securities have voted on any matter provided for in this Declaration, then for the purpose of such determination only (and not for any other purpose hereunder), if the Capital Securities remain in the form of one or more Global Securities, the term "Holders" shall mean the holder of the Global Security acting at the direction of the beneficial owners of the Capital Securities.
                                      -4-

          "Indemnified Person" means a Debenture Issuer Indemnified Person or a Fiduciary Indemnified Person.

          "Indenture" means the Indenture dated as of ________, between the Debenture Issuer and the Debenture Trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued.

          "Indenture Event of Default" means an "Event of Default" as defined in the Indenture.

          "Investment Company" means an investment company as defined in the Investment Company Act and the regulations promulgated thereunder.

          "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

          "Investment Company Event" means that the Debenture Issuer shall have received an opinion of counsel (which may be counsel to the Debenture Issuer) to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), the Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the Closing Date.

          "Legal Action" has the meaning set forth in Section 3.6(g).

          "List of Holders" has the meaning specified in Section 2.2(a).

          "Majority in Liquidation Amount" means, except as provided in the terms of the Capital Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities, voting together as a single class, or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities, voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

          "Officers' Certificate" means, with respect to any Person (other than Regular Trustees who are natural persons), a certificate signed by two Authorized Officers of such Person on behalf of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

               (i) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;
                                      -5-

              (ii) a brief statement as to the nature and scope of the examination and investigation upon which the statements and opinions contained in such certificate or opinion are based;

             (iii) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (iv) a statement as to whether, in the opinion of each such officer and on behalf of such Person, such condition or covenant has been complied with; PROVIDED, that the term "Officers' Certificate", when used with reference to Regular Trustees who are natural persons shall mean a certificate signed by two of the Regular Trustees which otherwise satisfies the foregoing requirements.

          "Paying Agent" has the meaning specified in Section 3.8(h).

          "Payment Amount" has the meaning specified in Section 7.2(a).

          "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof or any other entity of whatever nature.

          "Property Account" has the meaning specified in Section
3.8(c)(i).

          "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 6.3.

          "Pro Rata" means pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding.

          "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

          "Redemption Price" has the meaning specified in Section 7.3(a).

          "Regular Trustee" means any Trustee other than the Property Trustee and the Delaware Trustee.

          "Regulatory Capital Event" means that the Debenture Issuer shall have received an opinion of counsel (which may be counsel to the Debenture Issuer) to the effect that, as a result of (i) any amendment to or change (including any announced prospective change) in the laws (or any regulations thereunder) of the United States or any rules, guidelines or policies of the Federal Reserve or (ii) any official or administrative pronouncement or action or judicial decision for interpreting or applying such laws or regulations which amendment or change is effective or such pronouncement or decision is announced on or after the date of original issuance of the Capital Securities, the Capital Securities do not constitute, or within 90 days of the date thereof, will not constitute Tier 1 capital (or its then equivalent); PROVIDED, HOWEVER, that the distribution of the Debentures in connection with the liquidation of the Trust by the Debenture Issuer shall not in and of itself constitute a Regulatory Capital Event unless such liquidation shall have occurred in connection with a Tax Event or an Investment Company Event.

          "Related Party" means, with respect to the Sponsor, any direct or wholly owned subsidiary of the Sponsor or any Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

          "Responsible Officer", when used with respect to the Property Trustee, means any officer within the Corporate Trust Office of the Property Trustee, including the President, any Principal Vice-President, any Assistant Vice-President, any Managing Director, the Treasurer, any Assistant Treasurer, the Secretary, any Assistant Secretary, or any other officer of the Corporate Trust Office of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Rule 3a-5" means Rule 3a-5 under the Investment Company Act or any successor rule thereunder.

          "Securities" means the Common Securities and the Capital
Securities.

          "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

          "Special Event" means a Tax Event, a Regulatory Capital Event or an Investment Company Event.

          "Sponsor" means Old Kent Financial Corporation, a Michigan corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

          "Successor Delaware Trustee" has the meaning specified in Section 6.6(b).

          "Successor Entity" has the meaning specified in Section
3.15(b)(i).

          "Successor Property Trustee" has the meaning specified in Section 6.6(b).

          "Successor Security" has the meaning specified in Section
3.15(b)(i)(B).

          "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

          "Tax Event" means that the Debenture Issuer shall have received an opinion of counsel (which may be counsel to the Debenture Issuer) to the effect that, as a result of any amendment to, change in or announced proposed change in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, which amendment or change is adopted or which proposed change, pronouncement or decision is announced or which action is taken on or after the Closing Date, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to the U.S. federal income tax with respect to income received or accrued on the Debentures, (ii) interest payable by the Debenture Issuer on such Debentures is not, or within 90 days of the date of such opinion will not be, deductible by the Debenture Issuer, in whole or in part, for U.S. federal income tax purposes or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a DE MINIMIS amount of other taxes, duties or other governmental charges.

          "10% in Liquidation Amount" means, except as provided in the terms of the Capital Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities, voting together as a single class, or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities, voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

          "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

          "Trust Enforcement Event" in respect of the Securities means an Indenture Event of Default has occurred and is continuing in respect of the Debentures.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

          "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

          "Trustees' Authorization Certificate" means a written certificate signed by two of the Regular Trustees for the purpose of establishing the terms and form of the Capital Securities and the Common Securities as determined by the Regular Trustees.


                                 ARTICLE 2

                            TRUST INDENTURE ACT

          Section 2.1  Trust Indenture Act; Application.

          (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

          (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

          (c) If and to the extent that any provision of this Declaration conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

          (d) The application of the Trust Indenture Act to this Declaration shall not affect the Trust's classification as a grantor trust for U.S. federal income tax purposes and shall not affect the nature of the Securities as equity securities representing undivided beneficial ownership interests in the assets of the Trust.

          Section 2.2  Lists of Holders of Securities.

          (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee with a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders"), (i) not later than June 30 and December 31 of each year and current as of such date and (ii) at any other time, within 30 days of receipt by the Trust of a written request from the Property Trustee for a List of Holders as of a date no more than 15 days before such List of Holders is given to the Property Trustee; PROVIDED that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the

List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust; provided further that if and so long as the Property Trustee is the Securities Registrar for the Securities, no Lists of Holders need be furnished. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may, but shall not be obligated to, destroy any List of Holders previously given to it on receipt of a new List of Holders.

          (b) The Property Trustee shall comply with its obligations under, and shall be entitled to the benefits of, Sections 311(a), 311(b), 312(b) and 312(c) of the Trust Indenture Act.

          Section 2.3  Reports by the Property Trustee.

          Within 60 days after May 15 of each year (commencing in the year of the first anniversary of the issuance of the Capital Securities), the Property Trustee shall provide to the Holders of the Capital Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

          Section 2.4  Periodic Reports to the Property Trustee.

          Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by
Section 314 of the Trust Indenture Act and an Officer's Certificate as to its compliance with all conditions and covenants applicable to the Sponsor and the Regular Trustees under this Declaration on an annual basis on or before 120 days after the end of each fiscal year of the Sponsor.

          Section 2.5  Evidence of Compliance with Conditions Precedent.

          Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) shall be given in the form of an Officers' Certificate.

          Section 2.6  Trust Enforcement Events; Waiver.

          (a) The Holders of a Majority in Liquidation Amount of the Capital Securities may, by vote or written consent, on behalf of the Holders of all of the Capital Securities, waive any past Trust Enforcement Event in respect of the Capital Securities and its consequences, provided that, if the underlying Indenture Event of Default:

               (i) is not waivable under the Indenture, the Trust Enforcement Event under the Declaration shall also not be waivable; or

              (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Trust Enforcement Event under the Declaration may only be waived by the vote or written consent of the Holders of at least the proportion in liquidation amount of the Capital Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

          The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Trust Enforcement Event with respect to the Capital Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration and the Capital Securities, but no such waiver shall extend to any subsequent or other Trust Enforcement Event with respect to the Capital Securities or impair any right consequent thereon. Any waiver by the Holders of the Capital Securities of a Trust Enforcement Event with respect to the Capital Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Trust Enforcement Event with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

          (b) The Holders of a Majority in Liquidation Amount of the Common Securities may, by vote or written consent, on behalf of the Holders of all of the Common Securities, waive any past Trust Enforcement Event in respect of the Common Securities and its consequences, PROVIDED that, if the underlying Indenture Event of Default:

               (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Trust Enforcement Event under the Declaration as provided below in this Section 2.6(b), the Trust Enforcement Event under the Declaration shall also not be waivable; or

              (ii) requires the consent or vote of a Super Majority to be waived under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Trust Enforcement Event under the Declaration as provided below in this Section 2.6(b), the Trust Enforcement Event under the Declaration may only be waived by the vote or written consent of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

PROVIDED FURTHER, that each Holder of Common Securities will be deemed to have waived any Trust Enforcement Event and all Trust Enforcement Events with respect to the Common Securities and the consequences thereof until all Trust Enforcement Events with respect to the Capital Securities have been cured, waived or otherwise eliminated, and until such Trust Enforcement Events with respect to the Capital Securities have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Capital Securities and only the Holders of the Capital Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this
Section 2.6(b), upon such waiver, any such default shall cease to exist and any Trust Enforcement Event with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other Trust Enforcement Event with respect to the Common Securities or impair any right consequent thereon.

          (c) A waiver of an Indenture Event of Default by the Property Trustee at the direction of the Holders of the Capital Securities constitutes a waiver of the corresponding Trust Enforcement Event with respect to the Capital Securities under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

          Section 2.7  Trust Enforcement Event; Notice.

          (a) The Property Trustee shall, within 90 days after the occurrence of a Trust Enforcement Event, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities actually known to a Responsible Officer of the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section

2.7(a) being hereby defined to be an Indenture Event of Default, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures, the Property Trustee shall be fully protected in withholding such notice if and so long as a Responsible Officer of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

          (b) The Property Trustee shall not be deemed to have knowledge of any default except:

               (i)  a default under Sections 501(a) and 501(b) of the Indenture;
                    or

              (ii) any default as to which a Responsible Officer of the Property Trustee charged with the administration of this Declaration shall have actual knowledge or has received written notice of such default in accordance with Section
                    13.1 hereof.


                                 ARTICLE 3

                               ORGANIZATION

          Section 3.1  Name and Organization.

          The Trust hereby continued is named "Old Kent Capital Trust [II, III or IV]" as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

          Section 3.2  Office.

          The address of the principal executive office of the Trust is c/o Old Kent Financial Corporation, Attn: Corporate Secretary, One Vandenberg Center, 111 Lyon Street, N.W.,Grand Rapids, MI 49503. On 10 Business Days' written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

          Section 3.3  Purpose.

          The exclusive purposes and functions of the Trust are (i) to issue and sell the Securities and use the gross proceeds from such sale to acquire the Debentures and (ii) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, mortgage, pledge any of its assets or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified as a grantor trust for U.S. federal income tax purposes.

          By the acceptance of this Trust, none of the Trustees, the Sponsor, the Holders of the Capital Securities or Common Securities or the Capital Security Beneficial Owners will take any position which is contrary to the classification of the Trust as a grantor trust for U.S. federal income tax purposes.

          Section 3.4  Authority.

          Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

          (a) Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

          (b) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6(b), provided, that the registration statements referred to in Section 3.6(b)(i), including any amendments thereto, shall be signed by or on behalf of a majority of the Regular Trustees; and

          (c) A Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees have power and authority to cause the Trust to execute pursuant to
Section 3.6.

          Section 3.5  Title to Property of the Trust.

          Except as provided in Section 3.8 with respect to the Debentures and the Property Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial ownership interest in the assets of the Trust.

          Section 3.6  Powers and Duties of the Regular Trustees.

          The Regular Trustees shall have the power, duty and authority to cause the Trust to engage in the following activities, subject to the limitations and restrictions of applicable laws:

               (a) to establish the terms and form of the Capital Securities and the Common Securities in the manner specified in Section 7.1 and issue and sell the Capital Securities and the Common Securities in accordance with this Declaration; PROVIDED, HOWEVER, that the Trust may issue no more than one series of Capital Securities and, PROVIDED FURTHER, that there shall be no interests in the Trust other than the Securities, and no more than one series of Common Securities;

               (b) in connection with the issue and sale of the Capital Securities, at the direction of the Sponsor, to:

               (i) execute and file with the Commission one or more registration statements on the applicable forms prepared by the Sponsor, including any amendments thereto, pertaining to the Capital Securities, the Guarantee and the Debentures;

               (ii) if deemed necessary or desirable by the Sponsor,
                    execute and file an application, prepared by the Sponsor, to the New York Stock Exchange, Inc. or any other national stock exchange or The NASDAQ Stock Market for listing of any Capital Securities, the Guarantee and the Debentures;

              (iii) if deemed necessary or desirable by the Sponsor,
                    execute and file with the Commission a
                    registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Capital Securities, the Guarantee and the Debentures under
                    Section 12(b) of the Exchange Act;

               (iv) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary, in order to qualify or register all or part of the Capital Securities in any State in which the Sponsor has determined to qualify or register such Capital Securities for sale; and

               (v) execute and enter into an underwriting agreement and other related agreements providing for the sale of the Capital Securities.

               (c) to acquire the Debentures with the proceeds of the sale of the Capital Securities and the Common Securities; PROVIDED, HOWEVER, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Capital Securities and the Holders of the Common Securities;

               (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event; provided that the Regular
Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any action in relation to any such Special Event;

               (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture
Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Capital Securities and Holders of Common Securities as to such actions and applicable record dates;

               (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of this Declaration and the Securities;

               (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

               (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants to conduct only those services that the Regular Trustees have authority to conduct directly, and to and pay reasonable compensation for such services;

               (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

               (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Regular Trustee;

               (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

               (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

               (m) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Debentures as authorized by the Indenture;

               (n) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Capital Securities and the Holders of the Common Securities or to enable the Trust to effect the purposes for which the Trust was created;

               (o) to take any action, not inconsistent with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the purposes and functions of the Trust as set out in Section 3.3 or the activities of the Trust as set out in this
Section 3.6, including, but not limited to:

                    (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                   (ii) causing the Trust to be classified as a grantor trust for U.S. federal income tax purposes; and

                  (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for U.S. federal income tax purposes.

               (p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust; and

               (q) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

          The Regular Trustees shall exercise the powers set forth in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3 and subject to the limitations and restrictions of applicable law, and the Regular Trustees shall have no power to, and shall not, take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3 or that is inconsistent with or in contravention of any applicable law.

          Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

          Any expenses incurred by the Regular Trustees pursuant to this
Section 3.6 shall be reimbursed by the Debenture Issuer.

          Section 3.7 Prohibition of Actions by the Trust and the Trustees.

          (a) The Trust shall not, and the Trustees (including the Property Trustee) shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall cause the Trust not to:

               (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

              (ii) acquire any assets other than the Debentures (and any interest or proceeds received thereon) and the Guarantee (and the proceeds received thereon or with respect thereto);

             (iii)  possess Trust property for other than a Trust purpose;

              (iv)  make any loans or incur any indebtedness;

               (v) possess any power or otherwise act in such a way as to vary the Trust assets;

              (vi) possess any power or otherwise act in such a way as to vary the terms of the Securities in any way whatsoever (except to the extent expressly authorized in this Declaration or by the terms of the Securities);

             (vii) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

            (viii) other than as provided in this Declaration or by the terms of the Securities, (A) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee or exercising any trust or power conferred upon the Property Trustee with respect to the Debentures,
                    (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless, in each case, the Trust shall have received (1) the prior approval of the Majority in Liquidation Amount of the Capital Securities; PROVIDED, HOWEVER, that where a consent or action under the Indenture would require the consent or act of the holders of more than a majority of the aggregate liquidation amount of Debentures affected thereby, only the Holders of the percentage of the aggregate stated liquidation amount of the Capital Securities which is at least equal to the percentage required under the Indenture may direct the Property Trustee to give such consent to take such action and (2) an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that (a) the Trust will be deemed an Investment Company required to be registered under the Investment Company Act or (b) the Trust will not be classified as other than a grantor trust for U.S. federal income tax purposes; or

              (ix) take any action inconsistent with the status of the Trust as a grantor trust for U.S. federal income tax purposes; or

               (x) revoke any action previously authorized or approved by a vote of the Holders of the Capital Securities except pursuant to a subsequent vote of the Holders of the Capital Securities.

          Section 3.8  Powers and Duties of the Property Trustee.

          (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Trust and the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 6.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

          (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

          (c)  The Property Trustee shall:

               (i) establish and maintain a segregated non-interest bearing trust account (the "Property Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Account and make payments to the Holders of the Capital Securities and Holders of the Common Securities from the Property Account in accordance with
                    Section 7.2. Funds in the Property Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Capital Securities by a "nationally recognized statistical rating organization", as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

              (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Capital Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

             (iii) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as so directed and as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of a Special Event.

          (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Declaration and the Securities.

          (e) The Property Trustee shall take any Legal Action which arises out of or in connection with a Trust Enforcement Event of which a Responsible Officer of the Property Trustee has actual knowledge or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act; provided, however, that if a Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal (or premium, if any) on the Debentures on the date such interest or principal (or premium, if any) is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Capital Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of (or premium, if any) or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Capital Security of such Holder (a "Direct Action"), on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of Capital Securities to the extent of any payment made by the Debenture Issuer to such Holder of Capital Securities in such Direct Action; provided, however, that no Holder of the Common Securities may exercise any such right of subrogation so long as an Trust Enforcement Event with respect to the Capital Securities has occurred and is continuing. Except as provided in the preceding sentences, the Holders of Capital Securities will not be able to exercise directly any other remedy available to the Holders of the Debentures.

          (f) The Property Trustee shall continue to serve as a Trustee until either:

               (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities;

              (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 6.6; or

             (iii) the Property Trustee has resigned in accordance with Section 6.6.

          (g) Subject to such limitations as are necessary to insure compliance with Section 3.3, the Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if a Trust Enforcement Event actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

          (h) The Property Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee. In the event the Capital Securities do not remain in the form of one or more Global Securities, the Property Trustee will act as Paying Agent and may designate an additional or substitute Paying Agent at any time.

          (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

          The Property Trustee shall exercise the powers set forth in this
Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3 and subject to the limitations and restrictions of applicable law, and the Property Trustee shall have no power to, and shall not, take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.
                                      -21-

          Section 3.9  Certain Duties and Responsibilities of the Property
Trustee.


          (a) The Property Trustee, before the occurrence of any Trust Enforcement Event and after all Trust Enforcement Events that may have occurred have been cured or waived, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case a Trust Enforcement Event has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (i) prior to the occurrence of a Trust Enforcement Event and after the curing or waiving of all such Trust Enforcement Events that may have occurred:

                   (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                   (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

              (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;


             (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it without negligence, in good faith in accordance with the direction of the Holders of not less than a Majority in Liquidation Amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

              (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not assured to it under the terms of this Declaration or indemnity satisfactory to the Property Trustee against such risk or liability is not assured to it;

               (v) the Property Trustee's sole duty with respect to the custody, safe-keeping and physical preservation of the Debentures and the Property Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

              (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

             (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor in writing. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law;

            (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor; and

              (ix) the Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Debenture Issuer.

          Section 3.10  Certain Rights of Property Trustee.

          (a)  Subject to the provisions of Section 3.9:

               (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

              (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate (or, with respect to the establishment of the terms and form of the Securities by the Regular Trustees, by a Trustees' Authorization Certificate);

             (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

              (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

               (v) the Property Trustee may consult with counsel of its choice or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

              (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, satisfactory to the Property Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee; PROVIDED that, nothing contained in this Section 3.10(a) shall be taken to relieve the Property Trustee, upon the occurrence of an Indenture Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

             (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

            (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

              (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

               (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee
                    (A) may request instructions from the Holders of the Securities, the Regular Trustees or the Sponsor which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (B) may refrain from enforcing such remedy or right or taking such other action until such instructions are received and (C) shall be protected in conclusively relying on or acting in accordance with such instructions;

              (xi) if no Trust Enforcement Event has occurred and is continuing and the Property Trustee is required to decide between alternative causes of action, construe ambiguous provisions in their Declaration or is unsure of the application of any provision of their Declaration, and the matter is not one on which Holders of Capital Securities are entitled under the Declaration to vote, then the Property Trustee may, but shall be under no duty to, take such action as is directed by the Sponsor and will have no liability except for its own bad faith, negligence or willful misconduct;

             (xii) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;

            (xiii) the Property Trustee shall not be liable for any action taken, suffered or omitted to be taken by it without negligence, in good faith and reasonably believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Declaration; and

             (xiv) the Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

          (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

          Section 3.11  Delaware Trustee.

          Notwithstanding any other provision of this Declaration other than Section 6.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 6.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

          Section 3.12  Execution of Documents.

          Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.6.

          Section 3.13  Not Responsible for Recitals or Issuance of
Securities.

          The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration, the Securities, the Debentures or the Indenture.

          Section 3.14  Duration of Trust.

          The Trust shall exist until terminated pursuant to the provisions of Article 8 hereof.

          Section 3.15  Mergers.

          (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other Person, except as described in Section 3.15(b) and (c).

          (b) The Trust may, at the request of the Sponsor, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees and without the consent of the Holders of the

Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties substantially as an entirety to a trust organized as such under the laws of any State; PROVIDED that:

               (i) if the Trust is not the successor, such successor entity (the "Successor Entity") either:

                   (A) expressly assumes all of the obligations of the Trust under the Securities; or

                   (B) substitutes for the Capital Securities other securities having substantially the same terms as the Capital Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Capital Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

              (ii) the Sponsor expressly appoints a trustee of such Successor Entity that possesses the same powers and duties as the Property Trustee as the holder of the Debentures;

             (iii) if the Capital Securities or any Successor Securities are listed, any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with any other organization on which the Capital Securities are then listed or quoted;

              (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Capital Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

               (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Capital Securities (including any Successor Securities) in any material respect;

              (vi) such Successor Entity has a purpose identical to that of the Trust;

             (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease the Sponsor has received an opinion of independent counsel to the Trust experienced in such matters to the effect that:

                   (A) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Capital Securities (including any Successor Securities) in any material respect;

                   (B) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                   (C) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for U.S. federal income tax purposes;

            (viii) the Sponsor or any permitted successor or assignee owns all of the Common Securities and guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Guarantee; and

              (ix) such Successor Entity expressly assumes all of the obligations of the Trust with respect to the Trustees.

          (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for U.S. federal income tax purposes and each Holder of the Securities not to be treated as owning an undivided interest in the Debentures.

          Section 3.16  Property Trustee May File Proofs of Claim.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

               (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Securities (or, if the Securities are original issue discount Securities, such portion of the liquidation amount as may be specified in the terms of such Securities) and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

               (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

          Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement adjustment or compensation affecting the Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.


                                 ARTICLE 4

                                  SPONSOR

          Section 4.1  Responsibilities of the Sponsor.

          In connection with the issue and sale of the Capital Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

               (i) to prepare for filing by the Trust with the Commission one or more registration statements on the applicable forms, including any amendments thereto, pertaining to the Capital Securities, the Guarantee and the Debentures;

              (ii) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

             (iii) to prepare any filing by the Trust of an application to the New York Stock Exchange, Inc. or any other national stock exchange or The NASDAQ Stock Market for listing, if such filing is determined to be necessary or desirable by the Sponsor;

              (iv) to prepare any filing by the Trust with the Commission of a registration statement on Form 8-A, including any amendments thereto, if such filing is determined to be necessary or desirable by the Sponsor; and

               (v) to negotiate the terms of and execute and deliver an underwriting agreement and other related agreements providing for the sale of the Capital Securities.

          Section 4.2  Compensation, Indemnification and Expenses of the
Trustee.

          Pursuant to Sections 607 and 1006 of the Indenture, the Sponsor, in its capacity as Debenture Issuer, agrees:

               (i) to pay to the Trustees from time to time such compensation as the Debenture Issuer and the Trustees shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

              (ii) except as otherwise expressly provided herein, to reimburse the Trustees upon their request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of the Indenture (including the compensation and the expenses and disbursements of its agent and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

             (iii) to indemnify the Property Trustee and the Delaware Trustee and their respective officers, directors, employees and authorized agents for, and to hold each of them harmless against, any loss, liability or expense including taxes (other than taxes based upon, measured by or determined by the income of any Trustee) incurred without negligence or bad faith on the part of the Property Trustee, the Delaware Trustee or their respective officers, directors, employees and authorized agents, as the case may be, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending any of them against any claim or liability in connection with the exercise or performance of any of their respective powers or duties hereunder.

          The provisions of this Section 4.2 shall survive the resignation or removal of the Delaware Trustee or the Property Trustee or the termination of this Declaration.


                                 ARTICLE 5

                      TRUST COMMON SECURITIES HOLDER

          Section 5.1  Debenture Issuer's Purchase of Common Securities.

          On the Closing Date the Debenture Issuer will purchase all of the Common Securities issued by the Trust, for an amount at least equal to 3% of the capital of the Trust, at the same time as the Capital Securities are sold.

          Section 5.2  Covenants of the Common Securities Holder.

          For so long as the Capital Securities remain outstanding, the Common Securities Holder will covenant (i) to maintain directly or indirectly 100% ownership of the Common Securities, (ii) to use its commercially reasonable efforts to ensure that the Trust remains a statutory business trust and does not voluntarily dissolve, wind up, liquidate or terminate, except as permitted by this Declaration, (iii) to use its commercially reasonable efforts to ensure that the Trust will not be an investment company for purposes of the Investment Company Act and
(iv) to take no action which would be reasonably likely to cause the Trust to be classified as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.


                                 ARTICLE 6

                                 TRUSTEES

          Section 6.1  Number of Trustees.

          The number of Trustees initially shall be five (5), and:

               (i) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

              (ii) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities or by written consent in lieu of such meeting; provided that (A) the Delaware Trustee, in the case of a natural person, shall be a person who is a resident of the State of

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Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law; (B) at least one Trustee is a Regular Trustee who is an employee or officer of, or is affiliated with, the Sponsor; and (C) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

          Section 6.2  Delaware Trustee.

          If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

               (i)  a natural person who is a resident of the State of Delaware;
or

              (ii) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and
Section 3.11 shall have no application.

          Section 6.3  Property Trustee; Eligibility.

          (a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

               (i) not be an Affiliate of the Sponsor or any Person involved in the organization or operation of the Sponsor;

              (ii) not offer or provide credit or credit enhancement to the Trust; and

             (iii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or other Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust owners, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or

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
                    examining authority referred to above, then for the purposes of this Section 6.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 6.3(a), the Property Trustee shall promptly resign in the manner and with the effect set forth in Section 6.6(c).

          (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the Obliger referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

          (d) The Guarantee, the Indenture, the Debentures and the Securities shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

          Section 6.4 Qualifications of Regular Trustees and Delaware Trustee Generally.

          Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

          Section 6.5  Initial Regular Trustees.

          The initial Regular Trustees shall be _______________________, the business address of all of whom is c/o Old Kent Financial Corporation, One Vandenberg Center, 111 Lyon Street, N.W., Grand Rapids, MI 49503.

          Section 6.6  Appointment, Removal and Resignation of Trustees.

          (a) Subject to Section 6.6(b), Trustees may be removed without cause at any time, except if a Trust Enforcement Event has occurred and is continuing, and may be appointed:

               (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

              (ii) after the issuance of any Securities, by vote of the Holders of a Majority in Liquidation Amount of the Common Securities


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
                    voting as a class at a meeting of the Holders of the Common Securities.

          (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 6.6(a) until a successor Trustee possessing the qualifications to act as Property Trustee under Section 6.3(a) (a "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor. The Trustee that acts as Delaware Trustee shall not be removed in accordance with
Section 6.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 6.2 and 6.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

          (c) A Trustee appointed to office shall hold office until his or its successor shall have been appointed, until his death or its dissolution or until his or its removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; PROVIDED, HOWEVER, that:

               (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                   (A) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                   (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

              (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

          (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 6.6.

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
          (e) If no Successor Property Trustee or Successor Delaware Trustee, as the case may be, shall have been appointed and accepted appointment as provided in this Section 6.6 within 30 days after delivery to the Sponsor and the Trust of an instrument of resignation or removal, the resigning or removed Property Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee, as applicable. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

          (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

          (g) Upon the resignation or removal of the Property Trustee, such Property Trustee shall be paid all amounts due and owing.

          Section 6.7  Vacancies among Trustees.

          If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 6.1, or if the number of Trustees is increased pursuant to Section 6.1, a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with Section 6.6.

          Section 6.8  Effect of Vacancies.

          The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 6.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

          Section 6.9  Delegation of Power.

          (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any natural person over the age of 21 his, her or its power for the purpose of executing any documents contemplated in
Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filings.

          (b) The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular

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
Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

          Section 6.10 Merger, Conversion, Consolidation or Succession to Business.

          Any corporation into which the Property Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from an merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article without the execution or filing of any paper or any further act on the part of any of the parties hereto.


                                 ARTICLE 7

                              THE SECURITIES

          Section 7.1  General Provisions Regarding Securities.

          (a) The Regular Trustees shall on behalf of the Trust issue a class of capital securities representing undivided beneficial ownership interests in the assets of the Trust (the "Capital Securities"), and a class of common securities representing undivided beneficial ownership interests in the assets of the Trust (the "Common Securities"). The aggregate liquidation amount of Capital Securities and Common Securities that may be issued by the Trust is unlimited; PROVIDED that the Common Securities outstanding at any time must have an aggregate liquidation amount with respect to the assets of the Trust equal to at least 3% of the assets of the Trust; and PROVIDED FURTHER that after the initial issuance of Capital Securities and Common Securities, the Trust may not issue additional Capital Securities or Common Securities unless the Trustees have received an opinion of counsel to the effect that the issuance of such securities will not affect the Trust's status as a grantor trust for U.S. federal income tax purposes.

               (i) Capital Securities. The Capital Securities of the Trust have a liquidation amount with respect to the assets of the Trust of $1,000.00 per Capital Security. The Capital Security Certificates evidencing the Capital Securities shall be substantially in the form of Exhibit A to the Declaration (except that the Capital Security Certificate shall not contain any of the provisions following the

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
                    Trustee's authentication), with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange or trading organization on which the Capital Securities may be listed.

              (ii) Common Securities. The Common Securities of the Trust have a liquidation amount with respect to the assets of the Trust of $1,000.00 per Common Security. The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit B to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

          (b) Payment of Distributions on, and payments of the Redemption Price upon a redemption of, the Capital Securities and the Common Securities, as applicable, shall be made Pro Rata based on the liquidation amount of such Capital Securities and Common Securities; PROVIDED, HOWEVER, that if on any date on which amounts payable on Distribution or redemption an Indenture Event of Default shall have occurred and be continuing, no payment of any Distribution on, or Redemption Price of, any of the Common Securities, and no other payment on account of the redemption, liquidation or other acquisition of such Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions on all of the outstanding Capital Securities for all Distribution periods terminating on or prior thereto, or in the case of amounts payable on redemption the full amount of the Redemption Price for all of the outstanding Capital Securities then called for redemption, shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions on, or payments of the Redemption Price upon a redemption of, the Capital Securities then due and payable. The Trust shall issue no securities or other interests in the assets of the Trust other than the Capital Securities and the Common Securities.

          (c) The Certificates shall be signed on behalf of the Trust by a Regular Trustee. Such signature shall be the manual or facsimile signature of any present or any future Regular Trustee. In case a Regular Trustee of the Trust who shall have signed any of the Certificates shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Certificate, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular

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
Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage.

          A Certificate shall not be valid until authenticated by the manual signature of an authorized officer of the Property Trustee. Such signature shall be conclusive evidence that the Certificate has been authenticated under this Declaration.

          Upon a written order of the Trust signed by one Regular Trustee, the Property Trustee shall authenticate the Certificates for original issue. The aggregate number of Capital Securities outstanding at any time shall not exceed the liquidation amount set forth in Section 7.1(a)(i).

          The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Certificates. An authenticating agent may authenticate Certificates whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate of the Sponsor.

          (d) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

          (e) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

          (f) Every Person, by virtue of having become a Holder or a Capital Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration and the terms of the Securities, the Guarantee, the Indenture and the Debentures.

          (g)  The Securities shall have no preemptive rights.

          Section 7.2  Distributions.

          (a) The Securities represent undivided beneficial interests in the assets of the Trust, and Holders of Securities shall be entitled to receive cumulative cash Distributions at the rate and on the dates that payments of interest are made on the Debentures. The amount of Distributions payable for any period less than a full distribution period shall be computed on the basis of 360-day year consisting of twelve 30-day

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
months and the actual number of days elapsed in a partial month in a period. The amount of Distributions payable for any period less than a full distribution period shall be computed by dividing the rate per annum by [twelve] [four] [two]. Subject to Section 7.1(b), Distributions shall be made on the Capital Securities and the Common Securities on a Pro Rata basis. Distributions on the Securities shall, from the date of original issue, accrue and be cumulative and shall be payable only to the extent that the Trust has funds available for the payment of such Distributions in the Property Account. Distributions not paid on the scheduled payment date will accumulate and compound [monthly] [quarterly] [semi-annually] at the rate payable on the Debentures, to the extent permitted by applicable law ("Compounded Distributions"). "Distributions" shall mean ordinary cumulative distributions together with any Compounded Distributions. If and to the extent that the Debenture Issuer makes a payment of interest, premium and/or principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a Pro Rata distribution (a "Distribution") of the Payment Amount to Holders, subject to the terms of Section 7.1(b).

          (b) Distributions on the Securities will be cumulative, will accrue from the date of initial issuance and, except to the extent (and in the event) that the Debenture Issuer exercises its right to defer the payment of interest on the Debentures pursuant to the Indenture, will be payable [monthly] [quarterly] [semi-annually] in arrears on [_____________] of each year, commencing _______ ___, 199__, when, as and if available for payment, by the Property Trustee, except as otherwise described below. If Distributions are not paid when scheduled, the accrued Distributions shall be paid to the Holders of record of Securities as they appear on the books and records of the Trust on the record date as determined under
Section 7.2(c).

          (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates, which relevant record date shall be [______________]. In the event that any date on which distributions are payable on the Securities is not a Business Day, payment of the distribution payable on such date will be made on the next succeeding day which is a Business Day (without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

          Section 7.3  Redemption of Securities; Distribution of
Debentures.

          (a) Upon the repayment or redemption, in whole or in part, of the Debentures, the proceeds from such repayment or redemption shall be simultaneously applied Pro Rata (subject to Section 7.1(b)) to redeem

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
Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed for an amount equal to the redemption price paid by the Debenture Issuer in respect of such Debentures plus an amount equal to accrued and unpaid Distributions thereon through the date of the redemption or such lesser amount as shall be received by the Trust in respect of the Debentures so repaid or redeemed (the "Redemption Price"). Holders will be given not less than 30 or more than 60 days notice of such redemption.

          (b) If, at any time, a Special Event shall occur and be continuing, the Sponsor may elect to, unless the Debentures are redeemed, within 120 days following the occurrence of such Special Event, subject to the receipt of any necessary approval by the Federal Reserve, cause the dissolution of the Trust upon not less than 30 nor more than 60 days' notice and, after satisfaction of creditors, if any, cause the Debentures to be distributed to the holders of the Common Securities and the Capital Securities in liquidation of the Trust.

          (c) On the date fixed for any distribution of Debentures, upon dissolution of the Trust, (i) the Capital Securities and the Common Securities will no longer be deemed to be outstanding and (ii) certificates representing Securities will be deemed to represent the Debentures having an aggregate principal amount equal to the stated liquidation amount of, and bearing accrued and unpaid distributions equal to accrued and unpaid distributions on, such Securities until such certificates are presented to the Sponsor or its agent for transfer or reissuance.

          Section 7.4  Redemption Procedures.

          (a) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 7.4, a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

          (b) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Capital Securities will be redeemed Pro Rata and the Capital Securities to be redeemed are in book-entry form,

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
they will be redeemed as described below. If not, the particular Capital Securities to be redeemed shall be selected on a PRO RATA basis not more than 60 days prior to the Redemption Date by the Property Trustee from the outstanding Capital Securities not previously called for redemption, by such method as the Property Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000.00 or an integral multiple of $1,000.00 in excess thereof) of the liquidation amount of Capital Securities of a denomination larger than $1,000.00. The Property Trustee shall promptly notify the Trust registrar in writing of the Capital Securities selected for redemption and, in the case of any Capital Security selected for partial redemption, the liquidation amount thereof to be redeemed. The Trust may not redeem the Securities in part unless all accrued and unpaid Distributions have been paid in full on all Securities then outstanding plus accrued but unpaid interest to the date of redemption. For all purposes of this Declaration, unless the context otherwise requires, all provisions relating to the redemption of Capital Securities shall relate, in the case of any Capital Security redeemed or to be redeemed only in part, to the portion of the aggregate liquidation amount of Capital Securities which has been or is to be redeemed.

          (c) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this Section 7.4 (which notice will be irrevocable), then (i) by 12:00 noon, New York City time, one day prior to the redemption date, the Property Trustee, upon receipt of such funds, will deposit irrevocably with the DTC (in the case of book-entry form Capital Securities) or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to the Capital Securities and will give the DTC irrevocable instructions and authority to pay the Redemption Price to the Holders of the Capital Securities, and (ii) with respect to Capital Securities and Common Securities issued in certificated form, the Trust, to the extent funds are available, will irrevocably deposit with the paying agent for such Securities funds sufficient to pay the applicable Redemption Price and will give the paying agent irrevocable instructions and authority to pay the Redemption Price to the holders thereof upon surrender of their certificates evidencing such Securities. If a Redemption/Distribution Notice shall have been given and funds deposited as required, then immediately prior to the close of business on the date of such deposit, distributions will cease to accrue on the Securities so called for redemption and all rights of Holders of such Securities will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding

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
Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the Guarantee, Distributions on such Securities will continue to accrue at the then applicable rate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price. For these purposes, the applicable Redemption Price shall not include Distributions which are being paid to Holders who were Holders on a relevant record date. Upon satisfaction of the foregoing conditions, then immediately prior to the close of business on the date of such deposit or payment, all rights of Holders of such Debentures so called for redemption will cease, except the right of the Holders to receive the Redemption Price, but without interest on such Redemption Price, and from and after the date fixed for redemption, such Debentures will not accrue distributions or bear interest.

          Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer or exchange of any Securities that have been called for redemption, except in the case of any Securities being redeemed in part, any portion thereof not to be redeemed.

          (d) Subject to the foregoing and applicable law (including, without limitation, U.S. federal securities laws), the Debenture Issuer or its subsidiaries may at any time and from time to time purchase outstanding Capital Securities by tender, in the open market or by private agreement.

          Section 7.5  Voting Rights of Capital Securities.

          (a) Except as provided under this Article 7 and as otherwise required by the Business Trust Act, the Trust Indenture Act and other applicable law, the Holders of the Capital Securities will have no voting rights.

          (b) Subject to the requirement of the Property Trustee obtaining a tax opinion in certain circumstances set forth in Section 7.5(d) below, the Holders of a Majority in Liquidation Amount of the Capital Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or to direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as Holder of the Debentures, to (i) exercise the remedies available to it under the Indenture as a Holder of the Debentures or (ii) consent to any amendment or modification of the Indenture or the Debentures where such consent shall be required; PROVIDED, HOWEVER, that where a consent or action under the Indenture would require the consent or act of the Holders of more than a majority in aggregate principal amount of Debentures affected thereby, only the Holders of the percentage of the aggregate

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
stated liquidation amount of the Capital Securities which is at least equal to the percentage required under the Indenture may direct the Property Trustee to give such consent to take such action.

          (c) If the Property Trustee fails to enforce its rights under the Debentures after a Holder of record of Capital Securities has made a written request, such Holder of record of Capital Securities may, to the extent permitted by applicable law, institute a legal proceeding directly against the Debenture Issuer to enforce the Property Trustee's rights under the Indenture without first instituting any legal proceeding against the Property Trustee or any other person or entity. Notwithstanding the foregoing, if a Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to make any required payment when due under the Indenture, then a Holder of Capital Securities may directly institute a proceeding against the Debenture Issuer for enforcement of such payment under the Indenture.

          (d) The Property Trustee shall notify all Holders of the Capital Securities of any notice of any Indenture Event of Default received from the Debenture Issuer with respect to the Debentures. Such notice shall state that such Indenture Event of Default also constitutes a Trust Enforcement Event. Except with respect to directing the time, method, and place of conducting a proceeding for a remedy, the Property Trustee shall be under no obligation to take any of the actions described in clause 7.5(b)(i) and (ii) above unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that as a result of such action, the Trust will not fail to be classified as a grantor trust for U.S. federal income tax purposes and each Holder will be treated as owning an undivided beneficial ownership interest in the Debentures.

          (e) In the event the consent of the Property Trustee, as the Holder of the Debentures, is required under the Indenture with respect to any amendment or modification of the Indenture, the Property Trustee shall request the direction of the Holders of the Securities with respect to such amendment or modification and shall vote with respect to such amendment or modification as directed by a Majority in Liquidation Amount of the Securities voting together as a single class; PROVIDED, HOWEVER, that where a consent under the Indenture would require the consent of the Holders of more than a majority in aggregate principal amount of the Debentures, the Property Trustee may only give such consent at the direction of the Holders of at least the same proportion in aggregate stated liquidation amount of the Securities. The Property Trustee shall not take any such action in accordance with the directions of the Holders of the Securities unless the Property Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action, the Trust will not be classified as other than a grantor trust for U.S. federal income tax purposes and each Holder will be treated as owning an undivided beneficial ownership interest in the Debentures.

          (f) A waiver of an Indenture Event of Default with respect to the Debentures will constitute a waiver of the corresponding Trust Enforcement Event.

          (g) Any required approval or direction of Holders of Capital Securities may be given at a separate meeting of Holders of Capital Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Capital Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Capital Securities. Each such notice will include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought; and (iii) instructions for the delivery of proxies or consents.

          (h) No vote or consent of the Holders of Capital Securities will be required for the Trust to redeem and cancel Capital Securities or distribute Debentures in accordance with the Declaration.

          (i) Notwithstanding that Holders of Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Securities that are owned at such time by the Debenture Issuer or any entity directly or indirectly controlled by, or under direct or indirect common control with, the Debenture Issuer, shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if such Securities were not outstanding, PROVIDED, HOWEVER that persons otherwise eligible to vote to whom the Debenture Issuer or any of its subsidiaries have pledged Capital Securities may vote or consent with respect to such pledged Capital Securities under any of the circumstances described herein.

          (j) Holders of the Capital Securities will have no rights to appoint or remove the Trustees, who may be appointed, removed or replaced solely by the Debenture Issuer, as the Holder of all of the Common Securities.

          Section 7.6  Voting Rights of Common Securities.

          (a) Except as provided under Section 6.1(ii) or this Section 7.6 or as otherwise required by the Business Trust Act, the Trust Indenture Act or other applicable law or provided by the Declaration, the Holders of the Common Securities will have no voting rights.

          (b) The Holders of the Common Securities are entitled, in accordance with Article 6 of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

          (c) Subject to Section 2.6 of the Declaration and only after all Trust Enforcement Events with respect to the Capital Securities have been cured, waived, or otherwise eliminated and subject to the requirement of the Property Trustee obtaining a tax opinion in certain circumstances set forth in this paragraph (c), the Holders of a Majority in liquidation amount of the Common Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as Holder of the Debentures, to (i) exercise the remedies available to it under the Indenture as a Holder of the Debentures, or (ii) consent to any amendment or modification of the Indenture or the Debentures where such consent shall be required; PROVIDED, HOWEVER, that where a consent or action under the Indenture would require the consent or act of the Holders of more than a majority in aggregate principal amount of Debentures affected thereby, only the Holders of the percentage of the aggregate stated liquidation amount of the Common Securities which is at least equal to the percentage required under the Indenture may direct the Property Trustee to have such consent or take such action. Except with respect to directing the time, method, and place of conducting a proceeding for a remedy, the Property Trustee shall be under no obligation to take any of the actions described in clause 7.6(c)(i) and
(ii) above unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that, as a result of such action, for U.S. federal income tax purposes the Trust will not fail to be classified as a grantor trust and each Holder will be treated as owning an undivided beneficial ownership interest in the Debentures.

          (d) If the Property Trustee fails to enforce its rights under the Debentures after a Holder of record of Common Securities has made a written request, such Holder of record of Common Securities may, to the extent permitted by applicable law, directly institute a legal proceeding directly against the Debenture Issuer, as sponsor of the Trust, to enforce the Property Trustee's rights under the Debentures without first instituting any legal proceeding against the Property Trustee or any other person or entity.

          (e) A waiver of an Indenture Event of Default with respect to the Debentures will constitute a waiver of the corresponding Trust Enforcement Event.

          (f) Any required approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter on which action by written consent of such Holders is to be taken, to be mailed to each Holder of Common Securities. Each such notice will include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought; and (iii) instructions for the delivery of proxies or consents.

          (g) No vote or consent of the Holders of Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute Debentures in accordance with the Declaration and the terms of the Securities.

          Section 7.7  Paying Agent.

          In the event that any Capital Securities are not in book-entry only form, the Trust shall maintain in the Borough of Manhattan, City of New York, State of New York, an office or agency where the Capital Securities may be presented for payment ("Paying Agent"). The Trust may appoint the paying agent and may appoint one or more additional paying agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent. The Trust may change any Paying Agent without prior notice to the Holders. The Trust shall notify the Property Trustee of the name and address of any Paying Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Paying Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent. The Property Trustee shall initially act as Paying Agent for the Capital Securities and the Common Securities. In the event the Property Trustee shall no longer be the Paying Agent, the Trust shall appoint a successor (which shall be a bank or trust company acceptable to the Debenture Issuer) to act as Paying Agent. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Property Trustee and the Debenture Issuer.

          Section 7.8  Transfer of Securities.

          (a) The Trust shall cause to be kept at the Corporate Trust Office of the Property Trustee a register (the register maintained in such office being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Capital Securities and of transfers of Capital Securities. The Property Trustee is hereby appointed "Security Registrar" for the purpose of registering Capital Securities and transfers of Capital Securities as herein provided.

          (b) Upon surrender for registration of transfer of any Security at an office or agency of the Trust designated for such purpose, the Trust shall execute and the Property Trustee shall, upon a Company Order for the authentication, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

          (c) At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Trust shall execute, and the Property Trustee shall, upon a Company Order for the authentication, authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          (d) Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Trust or the Property Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trust duly executed, by the Holder thereof or his attorney duly authorized in writing.

          (e) No service charge shall be made for any registration of transfer or exchange of Securities, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities.

          (f) The Trust shall not be required (i) to issue, register the transfer of or exchange any Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 7.4 and ending at the close of business on the day of such mailing or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          Section 7.9  Mutilated, Destroyed, Lost or Stolen Certificates.

          If (i) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate and
(ii) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them, the Sponsor and the Trust harmless, then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Regular Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 7.9, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          Section 7.10  Deemed Security Holders.

          The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

          Section 7.11  Global Securities.

          If the Trust shall establish that the Capital Securities are to be issued in the form of one or more Global Securities, then a Regular Trustee on behalf of the Trust shall execute and the Property Trustee shall, upon receipt of a Company Order for the authentication, authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate liquidation amount of all of the Capital Securities to be issued in the form of Global Securities and not yet canceled, (ii) shall be registered in the name of the Depositary for such Global Security or Capital Securities or the nominee of such Depositary and (iii) shall be delivered by the Property Trustee to such Depositary or pursuant to such Depositary's instructions. Global Securities shall bear a legend substantially to the following effect:

          "This Capital Security is a Global Security within the meaning of the Declaration hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. Notwithstanding the provisions of
Section 7.8 of the Declaration, unless and until it is exchanged in whole or in part for Capital Securities in definitive registered form, a Global Security representing all or a part of the Capital Securities may not be transferred in the manner provided in Section 7.8 of the Declaration except as a whole by the Depositary to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Every Capital Security delivered upon registration or transfer of, or in exchange for, or in lieu of, this Global Security shall be a Global Security subject to the foregoing, except in the limited circumstances described above. Unless this certificate is presented by an authorized representative of DTC to the Trust or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co or in such other name as is requested by an authorized representative of DTC (and any payment is to be made to Cede & Co or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co, has an interest herein."

          Definitive Capital Securities issued in exchange for all or a part of a Global Security pursuant to this Section 7.11 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Property Trustee. Upon execution and authentication, the Property Trustee shall deliver such definitive Capital Securities to the persons in whose names such definitive Capital Securities are so registered.

          At such time as all interests in Global Securities have been redeemed, repurchased or canceled, such Global Securities shall be, upon receipt thereof, canceled by the Property Trustee in accordance with standing procedures and instructions existing between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in Global Securities is exchanged for definitive Capital Securities, redeemed, canceled or transferred to a transferee who receives definitive Capital Securities therefor or any definitive Capital Security is exchanged or transferred for part of Global Securities, the principal amount of such Global Securities shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be reduced or increased, as the case may be, and an endorsement shall be made on such Global Securities by the Property Trustee or the Custodian, at the direction of the Property Trustee, to reflect such reduction or increase.

          The Trust and the Property Trustee may for all purposes, including the making of payments due on the Capital Securities, deal with the Depositary as the authorized representative of the Holders for the purposes of exercising the rights of Holders hereunder. The rights of the owner of any beneficial interest in a Global Security shall be limited to those established by law and agreements between such owners and depository participants or Euroclear and Cedel; PROVIDED that no such agreement shall give any rights to any person against the Trust or the Property Trustee without the written consent of the parties so affected. Multiple requests and directions from and votes of the Depositary as holder of Capital Securities in global form with respect to any particular matter shall not be deemed inconsistent to the extent they do not represent an amount of Capital Securities in excess of those held in the name of the Depositary or its nominee.

          If at any time the Depositary for any Capital Securities represented by one or more Global Securities notifies the Trust that it is unwilling or unable to continue as Depositary for such Capital Securities or if at any time the Depositary for such Capital Securities shall no longer be eligible under this Section 7.11, the Trust shall appoint a successor Depositary with respect to such Capital Securities. If a successor Depositary for such Capital Securities is not appointed by the Trust within 90 days after the Trust receives such notice or becomes aware of such ineligibility, the Trust's election that such Capital Securities be represented by one or more Global Securities shall no longer be effective and a Regular Trustee on behalf of the Trust shall execute and the Property Trustee shall authenticate, upon a receipt of a Company Order for the authentication, and deliver Capital Securities in definitive registered form, in any authorized denominations, in an aggregate liquidation amount equal to the principal amount of the Global Security or Capital Securities representing such Capital Securities in exchange for such Global Security or Capital Securities.

          The Trust may at any time and in its sole discretion determine that the Capital Securities issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Capital Securities. In such event a Regular Trustee on behalf of the Trust shall execute, and the Property Trustee shall authenticate and deliver, Capital Securities in definitive registered form, in any authorized denominations, in an aggregate liquidation amount equal to the principal amount of the Global Security or Capital Securities representing such Capital Securities, in exchange for such Global Security or Capital Securities.

          Notwithstanding any other provisions of this Declaration, Global Securities may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

          Any Capital Security in global form may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Declaration as may be required by the Custodian, the Depositary or by the National Association of Securities Dealers, Inc. in order for the Capital Securities to be tradeable or with the rules and regulations of any securities exchange upon which the Capital Securities may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Capital Securities are subject.


                                 ARTICLE 8

                   DISSOLUTION AND TERMINATION OF TRUST

          Section 8.1  Dissolution and Termination of Trust.

          (a)  The Trust shall dissolve upon the earliest of:

               (i) the bankruptcy of the Holder of the Common Securities or the Sponsor;

              (ii) the filing of a certificate of dissolution or its equivalent with respect to the Sponsor; the consent of the Holder of at least a Majority in Liquidation Amount of the Securities to the filing of a certificate of cancellation with respect to the Trust or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

             (iii) the entry of a decree of judicial dissolution of the Sponsor or the Trust;

              (iv) the time when all of the Securities shall have matured or been called for redemption and the amounts then due shall have been paid to the Holders in accordance with the terms of the Securities;

               (v) upon the election of the Sponsor, following the occurrence and continuation of a Special Event and subject to the receipt of any necessary approvals by the Federal Reserve, pursuant to which the Trust shall have been dissolved in accordance with the terms of the Securities, and all of the Debentures shall have been distributed to the Holders of Securities in exchange for all of the Securities;

              (vi) the written direction to the Property Trustee from the Sponsor to terminate the Trust and, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, distribute Debentures to Holders in exchange for the Securities; PROVIDED, HOWEVER that the Property Trustee shall have first received (A) an opinion of counsel to the Sponsor to the effect that such distribution will not be a taxable event to the Holders, (B) any necessary approvals by the Federal Reserve and (C) an Officers' Certificate from the Sponsor that all conditions precedent to such termination have been satisfied; or

             (vii) an election by a Majority in Liquidation Amount of the Common Securities provided such action is taken before the issuance of any Securities.

          (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a) and upon completion of the winding up of the Trust, the Trustees shall terminate the Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware.

          (c) The provisions of Section 3.9 and Article 10 shall survive the termination of the Trust.

          Section 8.2 Liquidation Distribution Upon Termination and Dissolution of the Trust.

          (a) In the event of any voluntary or involuntary liquidation, dissolution, winding-up or termination of the Trust (each a "Liquidation"), the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to the holders of the Capital Securities and Common Securities their Pro Rata interest in the Junior Subordinated Debentures, unless such distribution is determined by the Property Trustee not to be practicable, in which event such holders will be entitled to receive out of the assets of the Trust available for distribution to holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to, in the case of holders of Capital Securities, the aggregate of the liquidation amount plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution").

          (b) If, upon any such Liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis. The Holders of the Common Securities will be entitled to receive distributions upon any such Liquidation Pro Rata with the Holders of the Capital Securities except that if an Indenture Event of Default has occurred and is continuing, the Capital Securities shall have a preference over the Common Securities with regard to such distributions.


                                 ARTICLE 9

                        LIMITATION OF LIABILITY OF
                 HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

          Section 9.1  Liability.

          (a) Except as expressly set forth in this Declaration, the Guarantee and the terms of the Securities, the Sponsor:

               (i) shall not be personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

              (ii) shall not be required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

          (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

          (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Capital Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

          Section 9.2  Exculpation.

          (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable or any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

          (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

          Section 9.3  Fiduciary Duty.

          (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

          (b)  Unless otherwise expressly provided herein:

               (i) whenever a conflict of interest exists or arises between any Covered Persons; or

              (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

          (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

               (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

              (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

          Section 9.4  Indemnification.

          (a)(i) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Debenture Issuer Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Debenture Issuer Indemnified Person against expenses (including attorney fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Debenture Issuer

Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                (ii) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Debenture Issuer Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Debenture Issuer Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Debenture Issuer Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

               (iii)  Any indemnification under paragraphs (i) and (ii) of this
Section 9.4(a) (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Debenture Issuer Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding,
(2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

                (iv) Expenses (including attorneys' fees) incurred by a Debenture Issuer Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 9.4(a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Debenture Issuer Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this Section 9.4(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (A) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (B) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (C) the Common Security Holder of the Trust, that, based upon the facts known to the Regular Trustees, counsel or the Common Security Holder at the time such determination is made, such Debenture Issuer Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Debenture Issuer Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Capital Security Holders.

                 (v) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 9.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Capital Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section
9.4(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Debenture Issuer Indemnified Person who serves in such capacity at any time while this Section 9.4(a) is in effect. Any repeal or modification of this Section 9.4(a) shall not affect any rights or obligations then existing.

                (vi) The Debenture Issuer or the Trust may purchase and maintain insurance on behalf of any person who is or was a Debenture Issuer Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this Section 9.4(a).

               (vii) For purposes of this Section 9.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 9.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

              (viii) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 9.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Debenture Issuer Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person. The obligation to indemnify as set forth in this Section 9.4(a) shall survive the satisfaction and discharge of this Declaration.

          (b) The Debenture Issuer agrees to indemnify the (i) Property Trustee, (ii) the Delaware Trustee, (iii) an Affiliate of the Property Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 9.4(a) shall survive the satisfaction and discharge of this Declaration.

          Section 9.5  Outside Businesses.

          Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the activities of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the activities of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                ARTICLE 10

                                ACCOUNTING

          Section 10.1  Fiscal Year.

          The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

          Section 10.2  Certain Accounting Matters.

          (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles. The Trust shall use the accrual method of accounting for U.S. federal income tax purposes.

          (b) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, an annual U.S. federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

          (c) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual U.S. federal income tax return, on a Form 1041 or such other form required by U.S. federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

          Section 10.3  Banking.

          The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Account and no other funds of the Trust shall be deposited in the Property Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Account.

          Section 10.4  Withholding.

          The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law.
                                      -59-

The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.


                                ARTICLE 11

                          AMENDMENTS AND MEETINGS

          Section 11.1  Amendments.

          (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by (i) the Regular Trustees (or, if there are more than two Regular Trustees, a majority of the Regular Trustees) and (ii) by the Property Trustee if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee; and (iii) by the Delaware Trustee if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee.

          (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

               (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

              (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                   (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                   (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

             (iii)  to the extent the result of such amendment would be to:

                   (A) cause the Trust to be classified other than as a grantor trust for U.S. federal income tax purposes;

                   (B) reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

                   (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.

          (c) At such time after the Trust has issued any Securities that remain outstanding, if amendment would (i) adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise or (ii) result in the dissolution, winding-up or termination of the Trust other than pursuant to the terms of this Declaration or, (iii) change the amount or timing of any distribution of the Securities or otherwise adversely affect the amount of any distribution required to be made in respect of the Securities as of a specified date or (iv) restrict the right of a Holder of Securities to institute suit for the enforcement of any such payment on or after such date, then the Holders of the Securities voting together as a single class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of at least a Majority in Liquidation Amount of the Securities affected thereby; PROVIDED that, if any amendment or proposal referred to in clause (i) above would adversely affect only the Capital Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in Liquidation Amount of such class of Securities; PROVIDED, HOWEVER, in the case of clause (iii) or (iv), the approval of each Holder of such Securities shall be required.

          (d) Section 7.8 and this Section 11.1 shall not be amended without the consent of all of the Holders of the Securities.

          (e) Article 4 shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities.

          (f)  The rights of the Holders of the Common Securities under
Article 6 to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities.

          (g) Notwithstanding Section 11.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

               (i) to cure any ambiguity, correct or supplement any provisions in this Declaration that may be inconsistent with any other provision, or to make any other provisions with respect to matters or questions arising under this Declaration that shall not be inconsistent with the other provisions of this Declaration;

              (ii) to modify, eliminate or add to any provisions of this Declaration to such extent as shall be necessary to ensure that the Trust will be classified as a grantor trust and will not be taxable as a corporation for U.S. federal income tax purposes at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an "investment company" under the Investment Company Act; or

             (iii) to conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders.

provided, however, that such action shall not adversely affect in any material respect the interests of any Holder of Capital Securities or Common Securities, and any amendments of this Declaration shall become effective when notice thereof is given to the Holders of Capital Securities and Common Securities.

          (h) The issuance of a Trustees' Authorization Certificate by the Regular Trustees for purposes of establishing the terms and form of the Securities as contemplated by Section 7.1 shall not be deemed an amendment of this Declaration subject to the provisions of this Section 11.1.

          (i) Notwithstanding any provision of this Declaration, the right of any Holder of Capital Securities to receive payment of Distributions and other payments upon redemption or otherwise, on or after their respective due dates, or to institute a suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder. For the protection and enforcement of the foregoing provision, each and every Holder of Capital Securities shall be entitled to such relief as can be given either at law or equity.

          Section 11.2 Meetings of the Holders of Securities; Action by Written Consent.

          (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, if any. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in Liquidation Amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

          (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

               (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

              (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing such proxy. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

             (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

              (iv) consistent with the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Capital Securities are then listed for trading, otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                ARTICLE 12

                    REPRESENTATIONS OF PROPERTY TRUSTEE
                           AND DELAWARE TRUSTEE

          Section 12.1  Representations and Warranties of the Property
Trustee.

          The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

          (a) the Property Trustee is a corporation or bank duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

          (b)  the Property Trustee satisfies the requirements set forth in
Section 6.3(a); and

          (c) the execution, delivery and performance by the Property Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. This Declaration has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

          Section 12.2  Representations and Warranties of the Delaware
Trustee.

          The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

          (a)  the Delaware Trustee satisfies the requirements set forth in
Section 6.2 and has the power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration and, if it is not a natural person, is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization; and

          (b) the Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and this Declaration. This Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                                ARTICLE 13

                               MISCELLANEOUS

          Section 13.1  Notices.

          All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

          (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Property Trustee, the Delaware Trustee and the Holders of the Securities):

               c/o  Old Kent Financial Corporation
                    One Vandenberg Center
                    111 Lyon Street, N.W.
                    Grand Rapids, MI  49503
                    Attention: Corporate Secretary
                    Facsimile:  (616) 771- 5272

          (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Regular Trustees, the Property Trustee and the Holders of the Securities):


                    Bankers Trust (Delaware)
                    1011 Centre Road, Suite 200
                    Wilmington, Delaware 19805-1266
                    Attention: Lisa Wilkins
                    Facsimile:  (302) 636-3222

          (c) if given to the Property Trustee, at its Corporate Trust Office (or such other address as the Property Trustee may give notice of to the Regular Trustees, the Delaware Trustee and the Holders of the Securities).

          (d) if given to the Sponsor, at the mailing address set forth below (or such other address as the Sponsor may give notice of to the Property Trustee, the Delaware Trustee and the Trust):

                    Old Kent Financial Corporation
                    One Vandenberg Center
                    111 Lyon Street, N.W.
                    Grand Rapids, MI  49503
                    Attn: Corporate Secretary
                    Facsimile:  (616) 771-5272

          (e) if given to any Holder, at the address set forth on the books and records of the Trust.

All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

          Section 13.2  Governing Law.

          THIS DECLARATION AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE HOLDERS, THE TRUST AND THE TRUSTEES WITH RESPECT TO THIS DECLARATION AND THE SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

          Section 13.3  Intention of the Parties.

          It is the intention of the parties hereto that the Trust be classified for U.S. federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted in a manner consistent with such classification.

          Section 13.4  Headings.

          Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

          Section 13.5  Successors and Assigns.

          Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

          Section 13.6  Partial Enforceability.

          If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

          Section 13.7  Counterparts.

          This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

          Section 13.8  Undertaking for Costs.

          In any suit for the enforcement of any right or remedy under this Declaration or in any suit against any Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorney's fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 13.8 does not apply to a suit by a Trustee, a suit by a Holder to enforce its right to payment or a suit by Holders of more than 10% in Liquidation Amount of the then outstanding Securities.

                              *  *  *  *  *

          IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.


OLD KENT FINANCIAL CORPORATION,
  as Sponsor and Common Securities Holder


By:
Name:
Title:


BANKERS TRUST COMPANY,
  as Property Trustee


By:
Name:
Title:


BANKERS TRUST (DELAWARE),
  as Delaware Trustee


By:
Name:
Title:


_________________, as Regular Trustee






_________________, as Regular Trustee






_________________, as Regular Trustee

                                                                  EXHIBIT A



          This Capital Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Depository"), or a nominee of the Depository. This Capital Security is exchangeable for Capital Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Declaration and no transfer of this Capital Security (other than a transfer of this Capital Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in limited circumstances.

          Unless this Capital Security Certificate is presented by an authorized representative of the Depository to Old Kent Capital Trust [II, III or IV] or its agent for registration of transfer, exchange or payment, and any Capital Security Certificate issued is registered in the name of Cede & Co or such other name as registered by an authorized representative of the Depository (and any payment hereon is made to Cede & Co or to such other entity as is requested by an authorized representative of the Depository), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co, has an interest herein.

CERTIFICATE NO. ___          NUMBER OF CAPITAL SECURITIES:  _______
CUSIP NO. ___________

                 CERTIFICATE EVIDENCING CAPITAL SECURITIES
                                    OF
                  OLD KENT CAPITAL TRUST [II, III OR IV]

      [_____%] [FLOATING RATE] SUBORDINATED CAPITAL INCOME SECURITIES
            (LIQUIDATION AMOUNT [$_____] PER CAPITAL SECURITY)

          OLD KENT CAPITAL TRUST [II, III or IV], a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co (the "Holder") is the registered owner of _______ capital securities of the Trust representing undivided beneficial ownership interests in the assets of the Trust designated the [______%] [Floating Rate] Subordinated Capital Income Securities (liquidation amount [$_____] per Capital Security) (the "Capital Securities"). The Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in the Declaration (as defined below). The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities represented hereby are issued and shall in all respects be subject to the provisions of the

Amended and Restated Declaration of Trust of the Trust, dated as of _________ (as the same may be amended from time to time (the
"Declaration"), among Old Kent Financial Corporation, as Sponsor (the "Company"),_____________, ____________ and _____________, as Regular
Trustees, Bankers Trust Company, as Property Trustee, and Bankers Trust (Delaware), as Delaware Trustee. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Guarantee to the extent described therein. The Sponsor will provide a copy of the Declaration, the Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

          Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder. Capitalized terms used but not defined herein have the meaning given to them in the Declaration.

          By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Capital Securities as evidence of undivided indirect beneficial ownership interests in the Debentures.


          IN WITNESS WHEREOF, the Trust has executed this certificate this ___ day of _____________________.


OLD KENT CAPITAL TRUST [II, III or IV]


By:
Name:
Title:



          This is one of the Securities referred to in the within-mentioned Declaration.


BANKERS TRUST COMPANY


By:
Authorized Officer

                                                                  EXHIBIT B

                   THIS CERTIFICATE IS NOT TRANSFERABLE

CERTIFICATE NO. _                      NUMBER OF COMMON SECURITIES:  ______

                 CERTIFICATE EVIDENCING COMMON SECURITIES
                                    OF
                  OLD KENT CAPITAL TRUST [II, III OR IV]

                             COMMON SECURITIES
             (LIQUIDATION AMOUNT [$_____] PER COMMON SECURITY)


          Old Kent Capital Trust [II, III or IV], a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Old Kent Financial Corporation (the "Holder") is the registered owner of common securities of the Trust representing an undivided beneficial ownership interest in the assets of the Trust designated the [_____%] [Floating Rate] Common Securities (liquidation amount [$_____] per Common Security) (the "Common Securities"). The Common Securities are not transferable and any attempted transfer thereof shall be void. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of __________ (as the same may be amended from time to time, the "Declaration"), among Old Kent Financial Corporation, as Sponsor,_____________, ____________ and ____________, as Regular Trustees,
Bankers Trust Company, as Property Trustee and Bankers Trust (Delaware), as Delaware Trustee. The Holder is entitled to the benefits of the Guarantee to the extent described therein. The Sponsor will provide a copy of the Declaration, the Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

          Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration.

          By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of an undivided indirect beneficial ownership interest in the Debentures.

          IN WITNESS WHEREOF, the Trust has executed this certificate this ___ day of ________.

OLD KENT CAPITAL TRUST [II, III or IV]


By:
Name:
Title:


          This is one of the Securities referred to in the within-mentioned Declaration.

BANKERS TRUST COMPANY


By:
Authorized Officer

                                                                  EXHIBIT B


                        FORM OF GUARANTEE AGREEMENT

-----------------------------------------------------------------------------




                              GUARANTEE AGREEMENT

                    OLD KENT CAPITAL TRUST [II, III or IV]

                         Dated as of _______ __, _______



-----------------------------------------------------------------------------

CROSS REFERENCE TABLE

SECTION OF TRUST
INDENTURE ACT OF                                        SECTION OF
1939, AS AMENDED                                        AGREEMENT

310(a) . . . . . . . . . . . . . . . . . . . . . . . . . . 4.1(a)
310(b) . . . . . . . . . . . . . . . . . . . . . . . . . . 4.1(c)
310(c) . . . . . . . . . . . . . . . . . . . . . . . Inapplicable
311(a) . . . . . . . . . . . . . . . . . . . . . . . . . . 2.2(b)
311(b) . . . . . . . . . . . . . . . . . . . . . . . . . . 2.2(b)
311(c) . . . . . . . . . . . . . . . . . . . . . . . Inapplicable
312(a) . . . . . . . . . . . . . . . . . . . . . . . . . . 2.2(a)
312(b) . . . . . . . . . . . . . . . . . . . . . . . . . . 2.2(b)
312(c) . . . . . . . . . . . . . . . . . . . . . . . . . . . .2.9
313(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . .2.3
313(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . .2.3
313(c) . . . . . . . . . . . . . . . . . . . . . . . . . . . .2.3
313(d) . . . . . . . . . . . . . . . . . . . . . . . . . . . .2.3
314(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . .2.4
314(b) . . . . . . . . . . . . . . . . . . . . . . . Inapplicable
314(c) . . . . . . . . . . . . . . . . . . . . . . . . . . . .2.5
314(d) . . . . . . . . . . . . . . . . . . . . . . . Inapplicable
314(e) . . . . . . . . . . . . . . . . . . . . . . . . . . . .2.5
314(f) . . . . . . . . . . . . . . . . . . . . . . . Inapplicable
315(a) . . . . . . . . . . . . . . . . . . . . . . 3.1(d); 3.2(a)
315(b) . . . . . . . . . . . . . . . . . . . . . . . . . . 2.7(a)
315(c) . . . . . . . . . . . . . . . . . . . . . . . . . . 3.1(c)
315(d) . . . . . . . . . . . . . . . . . . . . . . . . . . 3.1(d)
316(a) . . . . . . . . . . . . . . . . . . . . . . . .2.6; 5.4(a)
317(a) . . . . . . . . . . . . . . . . . . . . . . . . .2.10; 5.4
318(a) . . . . . . . . . . . . . . . . . . . . . . . . . . 2.1(b)

                        TABLE OF CONTENTS

                                                             Page

            ARTICLE 1 - INTERPRETATION AND DEFINITIONS

     SECTION 1.1  Interpretation and Definitions . . . . . . . .1

                 ARTICLE 2 - TRUST INDENTURE ACT

     SECTION 2.1  Trust Indenture Act; Application . . . . . . .5
     SECTION 2.2  Lists of Holders of Securities . . . . . . . .5
     SECTION 2.3  Reports by Guarantee Trustee . . . . . . . . .5
     SECTION 2.4  Periodic Reports to Guarantee Trustee. . . . .5
     SECTION 2.5  Evidence of Compliance with Conditions
          Precedent. . . . . . . . . . . . . . . . . . . . . . .6
     SECTION 2.6  Guarantee Event of Default; Waiver . . . . . .6
     SECTION 2.7  Guarantee Event of Default; Notice . . . . . .6
     SECTION 2.8  Conflicting Interests. . . . . . . . . . . . .6
     SECTION 2.9  Disclosure of Information. . . . . . . . . . .6
     SECTION 2.10  Guarantee Trustee May File Proofs of Claim. .7

    ARTICLE 3 - POWERS, DUTIES AND RIGHTS OF GUARANTEE TRUSTEE

     SECTION 3.1  Powers and Duties of Guarantee Trustee . . . .7
     SECTION 3.2  Certain Rights of Guarantee Trustee. . . . . .9
     SECTION 3.3  Not Responsible for Recitals or Issuance of
          Guarantee. . . . . . . . . . . . . . . . . . . . . . 11

                  ARTICLE 4 - GUARANTEE TRUSTEE

     SECTION 4.1  Guarantee Trustee; Eligibility . . . . . . . 11
     SECTION 4.2  Appointment, Removal and Resignation of
          Guarantee Trustee. . . . . . . . . . . . . . . . . . 12

                      ARTICLE 5 - GUARANTEE

     SECTION 5.1  Guarantee. . . . . . . . . . . . . . . . . . 13
     SECTION 5.2  Waiver of Notice and Demand. . . . . . . . . 13
     SECTION 5.3  Obligations Not Affected . . . . . . . . . . 13
     SECTION 5.4  Rights of Holders. . . . . . . . . . . . . . 14
     SECTION 5.5  Guarantee of Payment . . . . . . . . . . . . 15
     SECTION 5.6  Subrogation. . . . . . . . . . . . . . . . . 15
     SECTION 5.7  Independent Obligations. . . . . . . . . . . 15

                ARTICLE 6 - SUBORDINATION; RANKING

     SECTION 6.1  Subordination. . . . . . . . . . . . . . . . 15
     SECTION 6.2  Ranking. . . . . . . . . . . . . . . . . . . 16

                     ARTICLE 7 - TERMINATION

     SECTION 7.1  Termination. . . . . . . . . . . . . . . . . 16

                   ARTICLE 8 - INDEMNIFICATION

     SECTION 8.1  Exculpation. . . . . . . . . . . . . . . . . 16
     SECTION 8.2  Indemnification. . . . . . . . . . . . . . . 17
     SECTION 8.3  Compensation . . . . . . . . . . . . . . . . 17

                    ARTICLE 9 - MISCELLANEOUS

     SECTION 9.1  Successors and Assigns . . . . . . . . . . . 18
     SECTION 9.2  Amendments . . . . . . . . . . . . . . . . . 18
     SECTION 9.3  Notices. . . . . . . . . . . . . . . . . . . 18
     SECTION 9.4  Benefit. . . . . . . . . . . . . . . . . . . 19
     SECTION 9.5  Governing Law. . . . . . . . . . . . . . . . 19

                            GUARANTEE AGREEMENT

          This GUARANTEE AGREEMENT (the "Guarantee"), dated as of ______
___,          , is executed and delivered by Old Kent Financial
Corporation, a Michigan corporation (the "Guarantor"), and Bankers Trust Company, a New York banking corporation, as indenture trustee (the "Guarantee Trustee"), for the benefit of the Holders (as defined herein) from time to time of the Securities (as defined herein) of Old Kent Capital Trust [II, III or IV], a Delaware statutory business trust (the "Trust").

                           W I T N E S S E T H :

          WHEREAS, pursuant to the Declaration (as defined herein), the Trust is issuing on the date hereof, and may in the future issue additional, capital securities having a liquidation amount of $____________ per capital security and designated the Subordinated Capital Income Securities, Series [II, III or IV] (the "Capital Securities"), and common securities having a liquidation amount of $___________ per common security and designated the Common Securities (the "Common Securities" and, together with the Capital Securities, the "Securities");

          WHEREAS, as incentive for the Holders to purchase the Securities, the Guarantor desires irrevocably and unconditionally to agree, to the extent set forth in this Guarantee, to pay to the Holders of the Securities the Guarantee Payments (as defined herein) and to make certain other payments on the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the purchase by each Holder of Securities, which purchase the Guarantor hereby agrees shall benefit the Guarantor, the Guarantor executes and delivers this Guarantee for the benefit of the Holders.


                                 ARTICLE 1

                      INTERPRETATION AND DEFINITIONS

          SECTION 1.1 INTERPRETATION AND DEFINITIONS. In this Guarantee, unless the context otherwise requires:

               (i) capitalized terms used in this Guarantee but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

              (ii) a term defined anywhere in this Guarantee has the same meaning throughout;

             (iii) all references to "the Guarantee" or "this Guarantee" are to this Guarantee as modified, supplemented or amended from time to time;

              (iv) all references in this Guarantee to Articles and Sections are to Articles and Sections of this Guarantee, unless otherwise specified;

               (v) a term defined in the Trust Indenture Act has the same meaning when used in this Guarantee, unless otherwise defined in this Guarantee or unless the context otherwise requires; and

              (vi) a reference to the singular includes the plural and vice versa and a reference to the masculine includes, as applicable, the feminine.

          "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act of 1933, as amended, or any successor rule thereunder.

          "Business Day" has the meaning given to it in the Indenture.

          "Corporate Trust Office" means the office of the Guarantee Trustee at which the corporate trust business of the Guarantee Trustee shall at any particular time be principally administered, which office at the date of execution of this Guarantee is located at
________________________________________________, Attention:
_________________.

          "Covered Person" means any Holder or beneficial owner of Securities.

          "Debentures" means the series of junior subordinated debentures to be issued by the Guarantor, designated the [____%] [Variable Rate] Junior Subordinated Debentures, Series [II, III or IV], held by the Property Trustee (as defined in the Declaration) of the Trust.

          "Declaration" means the Amended and Restated Declaration of Trust, dated as of _______ __, 199_, as amended, modified or supplemented from time to time, among the trustees of the Trust named therein, the Guarantor, as sponsor, and the holders from time to time of undivided beneficial ownership interests in the assets of the Trust.

          "Guarantee Event of Default" means a default by the Guarantor on any of its payment or other obligations under this Guarantee; PROVIDED, HOWEVER, that except with respect to a default in payment of any Guarantee Payments, the Guarantor shall have received notice of default and shall not have cured the default within 60 days after receipt of the notice.

          "Guarantee Trustee" means Bankers Trust Company, until a successor Guarantee Trustee has been appointed and has accepted such appointment pursuant to the terms of this Guarantee and thereafter means each such Successor Guarantee Trustee.

          "Guarantee Payments" means the following payments or distributions, without duplication, with respect to the Securities, to the extent not paid or made by the Trust: (i) any accumulated and unpaid Distributions (as defined in the Declaration) that are required to be paid on the Securities to the extent the Trust shall have sufficient funds available therefor at the time, (ii) the Redemption Price (as defined in the Declaration), including all accrued and unpaid Distributions to the date of redemption with respect to any Securities called for redemption by the Trust, to the extent the Trust shall have sufficient funds available therefor at the time, and (iii) upon a voluntary or involuntary dissolution, winding-up or termination of the Trust (other than in connection with the distribution of Debentures to the Holders in exchange for Securities as provided in the Declaration), the lesser of (A) the aggregate of the liquidation amount and all accrued and unpaid Distributions on the Securities to the date of payment or (B) the amount of assets of the Trust remaining available for distribution to Holders in liquidation of the Trust (in either case, the "Liquidation Distribution"). If a Trust Enforcement Event (as defined in the Declaration) has occurred and is continuing, the rights of holders of the Common Securities to receive Guarantee Payments under this Guarantee are subordinated to the rights of Holders of the Capital Securities to receive payments hereunder.

          "Holder" shall mean any holder of Securities, as registered on the books and records of the Trust; PROVIDED, HOWEVER, that, in determining whether the Holders of the requisite percentage of Capital Securities have given any request, notice, consent or waiver hereunder, "Holder" shall not include the Guarantor or any Affiliate of the Guarantor or any other obligor on the Capital Securities; and PROVIDED FURTHER, that in determining whether the Holders of the requisite liquidation amount of Capital Securities have voted on any matter provided for in this Guarantee, then for the purpose of such determination only (and not for any other purpose hereunder), if the Capital Securities remain in the form of one or more Global Certificates (as defined in the Declaration), the term "Holders" shall mean the holder of the Global Certificate acting at the direction of the beneficial holders of the Securities.

          "Indemnified Person" means the Guarantee Trustee, any Affiliate of the Guarantee Trustee, and any officers, directors, shareholders, members, partners, employees, representatives, nominees, custodians or agents of the Guarantee Trustee.

          "Indenture" means the Indenture, dated as of ________ __, _____, among the Guarantor and Bankers Trust Company, as trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued to the Property Trustee of the Trust.

          "Majority in Liquidation Amount of the Securities" means, except as provided in the terms of the Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities, voting separately as a class, who are the record holders of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities. In determining whether the Holders of the requisite amount of Securities have voted, Securities which are owned by the Guarantor or any Affiliate of the Guarantor shall be disregarded for the purpose of any such determination.

          "Officers' Certificate" means, with respect to any Person, a certificate signed on behalf of such Person by two Authorized Officers (as defined in the Declaration) of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Guarantee shall include:

               (i) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

              (ii) a brief statement as to the nature and scope of the examination and investigation upon which the statements and opinions contained in such certificate or opinion are based;

             (iii) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer on behalf of such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (iv) a statement as to whether, in the opinion of each such officer acting on behalf of such Person, such condition or covenant has been complied with.

          "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

          "Responsible Officer" means, with respect to the Guarantee Trustee, any officer within the Corporate Trust Office of the Guarantee Trustee, including the President, any Principal Vice President, any Assistant Vice President, any Managing Director, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer or other officer of the Corporate Trust Office of the Guarantee Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

          "Successor Guarantee Trustee" means a successor Guarantee Trustee possessing the qualifications to act as Guarantee Trustee under Section 4.1.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.


                                 ARTICLE 2

                            TRUST INDENTURE ACT

          SECTION 2.1 TRUST INDENTURE ACT; APPLICATION. (a) This Guarantee is subject to the provisions of the Trust Indenture Act that are required to be part of this Guarantee and shall, to the extent applicable, be governed by such provisions.

          (b) If and to the extent that any provision of this Guarantee limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

          SECTION 2.2 LISTS OF HOLDERS OF SECURITIES. (a) The Guarantor shall provide the Guarantee Trustee with a list, in such form as the Guarantee Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders"), (i) semi-annually, not later than June 30 and December 31 of each year, and (ii) at such other times as the Guarantee Trustee may request in writing, within 30 days of receipt by the Guarantor of a written request from the Guarantee Trustee for a List of Holders, in each case as of a date no more than 15 days before the List of Holders is given to the Guarantee Trustee; provided, however, that if and so long as the Guarantee Trustee is the Securities Registrar for the Securities, no such lists need be furnished with respect to the Securities. The
Guarantee Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it, provided that it may destroy any List of Holders previously given to it on receipt of a new List of Holders.

          (b) The Guarantee Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

          SECTION 2.3 REPORTS BY GUARANTEE TRUSTEE. Within 60 days after December 15 of each year (commencing with the year of the first anniversary of the issuance of the Securities), the Guarantee Trustee shall provide to the Holders of the Securities such reports as are required by Section 313 of the Trust Indenture Act (if any) in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Guarantee Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

          SECTION 2.4 PERIODIC REPORTS TO GUARANTEE TRUSTEE. The Guarantor shall provide to the Guarantee Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by
Section 314 of the Trust Indenture Act.

          SECTION 2.5 EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT. The Guarantor shall provide to the Guarantee Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Guarantee that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) shall be given in the form of an Officers' Certificate.

          SECTION 2.6 GUARANTEE EVENT OF DEFAULT; WAIVER. The Holders of a Majority in Liquidation Amount of the Securities may, by vote or written consent, on behalf of the Holders of all of the Securities, waive any past Guarantee Event of Default and its consequences. Upon such waiver, any such Guarantee Event of Default shall cease to exist, and any Guarantee Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Guarantee, but no such waiver shall extend to any subsequent or other default or Guarantee Event of Default or impair any right consequent thereon.

          SECTION 2.7 GUARANTEE EVENT OF DEFAULT; NOTICE. (a) The Guarantee Trustee shall, within 90 days after the occurrence of a Guarantee Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all Guarantee Events of Default actually known to a Responsible Officer of the Guarantee Trustee, unless such defaults have been cured before the giving of such notice; PROVIDED, that the Guarantee Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Guarantee Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

          (b) The Guarantee Trustee shall not be deemed to have knowledge of any Guarantee Event of Default unless the Guarantee Trustee shall have received written notice thereof or a Responsible Officer of the Guarantee Trustee charged with the administration of this Guarantee shall have obtained actual knowledge thereof.

          SECTION 2.8 CONFLICTING INTERESTS. The Declaration shall be deemed to be specifically described in this Guarantee for the purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

          SECTION 2.9 DISCLOSURE OF INFORMATION. The disclosure of information as to the names and addresses of the Holders of the Securities in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, shall not be deemed to be a violation of any existing law, or any law hereafter enacted which does not specifically refer to Section 312 of the Trust Indenture Act, nor shall the Guarantee Trustee be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

          SECTION 2.10 GUARANTEE TRUSTEE MAY FILE PROOFS OF CLAIM. Upon the occurrence of a Guarantee Event of Default, the Guarantee Trustee is hereby authorized to (i) recover judgment, in its own name and as trustee of an express trust, against the Guarantor for the whole amount of any Guarantee Payments remaining unpaid and (ii) file such proofs of claim and other papers or documents as may be necessary or advisable in order to have its claims and those of the Holders of the Securities allowed in any judicial proceedings relative to the Guarantor, its creditors or its property.


                                 ARTICLE 3

                       POWERS, DUTIES AND RIGHTS OF
                             GUARANTEE TRUSTEE

          SECTION 3.1  POWERS AND DUTIES OF GUARANTEE TRUSTEE.

          (a) This Guarantee shall be held by the Guarantee Trustee on behalf of the Trust for the benefit of the Holders of the Securities, and the Guarantee Trustee shall not transfer this Guarantee to any Person except a Holder of Securities exercising his or her rights pursuant to
Section 5.4(b) or to a Successor Guarantee Trustee on acceptance by such Successor Guarantee Trustee. The right, title and interest of the Guarantee Trustee in and to this Guarantee shall automatically vest in any Successor Guarantee Trustee, and such vesting and succession of title shall be effective whether or not conveyancing documents have been executed and delivered pursuant to the appointment of such Successor Guarantee Trustee.

          (b) If a Guarantee Event of Default actually known to a Responsible Officer of the Guarantee Trustee has occurred and is continuing, the Guarantee Trustee shall enforce this Guarantee for the benefit of the Holders of the Securities.

          (c) The Guarantee Trustee, before the occurrence of any Guarantee Event of Default and after the curing of all Guarantee Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Guarantee, and no implied covenants shall be read into this Guarantee against the Guarantee Trustee. In case a Guarantee Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) and is actually known to a Responsible Officer of the Guarantee Trustee, the Guarantee Trustee shall exercise such of the rights and powers vested in it by this Guarantee, and use the same degree of care and skill in its exercise thereof, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (d) No provision of this Guarantee shall be construed to relieve the Guarantee Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                    (i) prior to the occurrence of any Guarantee Event of Default and after the curing or waiving of all such Guarantee Events of Default that may have occurred:

                    (A) the duties and obligations of the Guarantee Trustee shall be determined solely by the express provisions of this Guarantee, and the Guarantee Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Guarantee, and no implied covenants or obligations shall be read into this Guarantee against the Guarantee Trustee; and

                    (B) in the absence of bad faith on the part of the Guarantee Trustee, the Guarantee Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Guarantee Trustee and conforming to the requirements of this Guarantee; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Guarantee Trustee, the Guarantee Trustee shall be under a duty to examine the same to determine whether they conform to the requirements of this Guarantee;

                   (ii) the Guarantee Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Guarantee Trustee, unless it shall be proved that the Guarantee Trustee was negligent in ascertaining the pertinent facts upon which such judgment was made;

                  (iii) the Guarantee Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in Liquidation Amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Guarantee Trustee, or exercising any trust or power conferred upon the Guarantee Trustee under this Guarantee; and

                   (iv) no provision of this Guarantee shall require the Guarantee Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Guarantee Trustee shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Guarantee or indemnity, satisfactory to the Guarantee Trustee, against such risk or liability is not reasonably assured to it.

          SECTION 3.2 CERTAIN RIGHTS OF GUARANTEE TRUSTEE. (a) Subject to the provisions of Section 3.1:

                    (i) The Guarantee Trustee may conclusively rely, and shall be fully protected in acting or refraining from acting upon, any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                   (ii) Any direction or act of the Guarantor contemplated by this Guarantee shall be sufficiently evidenced by an Officers' Certificate;

                  (iii) Whenever, in the administration of this Guarantee, the Guarantee Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Guarantee Trustee may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Guarantor;

                   (iv) The Guarantee Trustee shall have no duty to see to any recording, filing or registration or any instrument (or any rerecording, refiling or registration thereof);

                    (v) The Guarantee Trustee may consult with counsel, and the advice or opinion of such counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion.
          Such counsel may be counsel to the Guarantor or any of its Affiliates and may include any of its employees. The Guarantee Trustee shall have the right at any time to seek instructions concerning the administration of this Guarantee from any court of competent jurisdiction;

                   (vi) The Guarantee Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Guarantee at the request or direction of any Holder, unless such Holder shall have provided to the Guarantee Trustee such security and indemnity, satisfactory to the Guarantee Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Guarantee Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Guarantee Trustee; PROVIDED, that nothing contained in this Section 3.2(a)(vi) shall be taken to relieve the Guarantee Trustee, upon the occurrence of a Guarantee Event of Default, of its obligation to exercise the rights and powers vested in it by this Guarantee;

                  (vii) The Guarantee Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Guarantee Trustee may (but shall have no obligation to) make such further inquiry or investigation into such facts or matters as it may see fit;

                 (viii) The Guarantee Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, nominees, custodians or attorneys, and the Guarantee Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                   (ix) Any action taken by the Guarantee Trustee or its agents hereunder shall bind the Holders of the Securities, and the signature of the Guarantee Trustee or its agents alone shall be sufficient and effective to perform any such action. No third party shall be required to inquire as to the authority of the Guarantee Trustee to so act or as to its compliance with any of the terms and provisions of this Guarantee, both of which shall be conclusively evidenced by the Guarantee Trustee's or its agent's taking such action; and

                    (x) Whenever in the administration of this Guarantee the Guarantee Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Guarantee Trustee (A) may request instructions from the Holders of a Majority in Liquidation Amount of the Securities, (B) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (C) shall be protected in conclusively relying on or acting in accordance with such instructions.
                                      -10-

          (b) No provision of this Guarantee shall be deemed to impose any duty or obligation on the Guarantee Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Guarantee Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Guarantee Trustee shall be construed to be a duty.

          SECTION 3.3 NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF GUARANTEE. The recitals contained in this Guarantee shall be taken as the statements of the Guarantor, and the Guarantee Trustee does not assume any responsibility for their correctness. The Guarantee Trustee makes no representations as to the validity or sufficiency of this Guarantee.


                                 ARTICLE 4

                             GUARANTEE TRUSTEE

          SECTION 4.1  GUARANTEE TRUSTEE; ELIGIBILITY.

          (a)  There shall be at all times a Guarantee Trustee which shall:

                    (i)  not be an Affiliate of the Guarantor; and

                   (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Securities and Exchange Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority.
          If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then, for the purposes of this Section 4.1(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          (b) If at any time the Guarantee Trustee shall cease to be eligible to so act under Section 4.1(a), the Guarantee Trustee shall promptly resign in the manner and with the effect set out in Section 4.2(c).

          (c) If the Guarantee Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust
                                      -11-

Indenture Act, the Guarantee Trustee and Guarantor shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

          SECTION 4.2  APPOINTMENT, REMOVAL AND RESIGNATION OF GUARANTEE
TRUSTEE.

          (a) Subject to Section 4.2(b), the Guarantee Trustee may be appointed or removed without cause at any time by the Guarantor.

          (b) The Guarantee Trustee shall not be removed until a Successor Guarantee Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Guarantee Trustee and delivered to the Guarantor.

          (c) The Guarantee Trustee appointed hereunder shall hold office until a Successor Guarantee Trustee shall have been appointed or until its removal or resignation. The Guarantee Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing executed by the Guarantee Trustee and delivered to the Guarantor, which resignation shall not take effect until a Successor Guarantee Trustee has been appointed and has accepted such appointment by instrument in writing executed by such Successor Guarantee Trustee and delivered to the Guarantor and the resigning Guarantee Trustee.

          (d) If no Successor Guarantee Trustee shall have been appointed and accepted appointment as provided in this Section 4.2 within 60 days after delivery to the Guarantor of an instrument of resignation, the resigning Guarantee Trustee may petition, at the expense of the Guarantor, any court of competent jurisdiction for appointment of a Successor Guarantee Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Guarantee Trustee.

          (e) No Guarantee Trustee shall be liable for the acts or omissions to act of any Successor Guarantee Trustee.

          (f) Upon termination of this Guarantee or removal or resignation of the Guarantee Trustee pursuant to this Section 4.2, the Guarantor shall pay to the Guarantee Trustee all amounts owing for fees and reimbursement of expenses which have accrued to the date of such termination, removal or resignation.

          (g) The Guarantor shall promptly notify the Holders of the resignation, removal or appointment of the Guarantee Trustee.

                                 ARTICLE 5

                                 GUARANTEE

          SECTION 5.1  GUARANTEE.

          The Guarantor irrevocably and unconditionally agrees to pay in full to the Holders the Guarantee Payments (without duplication of amounts theretofore paid by the Trust), as and when due, regardless of any defense, right of set-off or counterclaim that the Trust may have or assert. The Guarantor's obligation to make a Guarantee Payment may be satisfied by direct payment of the required amounts by the Guarantor to the Holders or by causing the Trust to pay such amounts to the Holders.

          SECTION 5.2  WAIVER OF NOTICE AND DEMAND.

          The Guarantor hereby waives notice of acceptance of this Guarantee and of any liability to which it applies or may apply, presentment, demand for payment, any right to require a proceeding first against the Trust or any other Person before proceeding against the Guarantor, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands. Notwithstanding anything to the contrary herein, the Guarantor retains all of its rights under the Indenture to (i) extend the interest payment period on the Debentures and the Guarantor shall not be obligated hereunder to make any Guarantee Payments during any Extension Period (as defined in the Indenture) with respect to the Distributions on the Securities, and (ii) change the maturity date of the Debentures to the extent permitted by the Indenture.

          SECTION 5.3  OBLIGATIONS NOT AFFECTED.

          The obligations, covenants, agreements and duties of the Guarantor under this Guarantee shall be absolute and unconditional and shall remain in full force and effect until the entire liquidation amount of all outstanding Securities shall have been paid and such obligation shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

          (a) The release or waiver, by operation of law or otherwise, of the performance or observance by the Trust of any express or implied agreement, covenant, term or condition relating to the Securities to be performed or observed by the Trust;

          (b) The extension of time for the payment by the Trust of all or any portion of the Distributions, Redemption Price, Liquidation Distribution or any other sums payable under the terms of the Securities or the extension of time for the performance of any other obligation under, arising out of, or in connection with the Securities (other than an extension of time for payment of Distributions,

     Redemption Price, Liquidation Distribution or other sum payable that results from the extension of any interest payment period on the Debentures or any change to the maturity date of the Debentures permitted by the Indenture);

          (c) Any failure, omission, delay or lack of diligence on the part of the Holders to enforce, assert or exercise any right, privilege, power or remedy conferred on the Holders pursuant to the terms of the Securities, or any action on the part of the Trust granting indulgence or extension of any kind;

          (d) The voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Trust or any of the assets of the Trust;

          (e) Any invalidity of, or defect or deficiency in, the Securities;

          (f) The settlement or compromise of any obligation guaranteed hereby or hereby incurred; or

          (g) Any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor, it being the intent of this Section 5.3 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

          There shall be no obligation of the Guarantee Trustee or the Holders to give notice to, or obtain consent of the Guarantor or any other Person with respect to the happening of any of the foregoing.

          SECTION 5.4  RIGHTS OF HOLDERS.

          (a) The Holders of a Majority in Liquidation Amount of the Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Guarantee Trustee in respect of this Guarantee or exercising any trust or power conferred upon the Guarantee Trustee under this Guarantee.

          (b) If the Guarantee Trustee fails to enforce this Guarantee, then any Holder of Securities may, subject to the subordination provisions of Section 6.2, institute a legal proceeding directly against the Guarantor to enforce the Guarantee Trustee's rights under this Guarantee without first instituting a legal proceeding against the Trust, the Guarantee Trustee or any other person or entity. The Guarantor hereby waives any right or remedy to require that any action on this Guarantee be brought first against the Trust or any other person or entity before proceeding directly against the Guarantor.
                                      -14-

          SECTION 5.5  GUARANTEE OF PAYMENT.

          This Guarantee creates a guarantee of payment and not of collection.

          SECTION 5.6  SUBROGATION.

          The Guarantor shall be subrogated to all (if any) rights of the Holders of Securities against the Trust in respect of any amounts paid to such Holders by the Guarantor under this Guarantee; PROVIDED, HOWEVER, that the Guarantor shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any right that it may acquire by way of subrogation of any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Guarantee, if at the time of any such payment, any amounts are due and unpaid under this Guarantee. If any amount shall be paid to the Guarantor in violation of the preceding sentence, the Guarantor agrees to hold such amount in trust for the Holders and to pay over such amount to the Guarantee Trustee for the benefit of the Holders.

          SECTION 5.7  INDEPENDENT OBLIGATIONS.

          The Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Trust with respect to the Securities, and that the Guarantor shall be liable as principal and as debtor hereunder to make Guarantee Payments pursuant to the terms of this Guarantee notwithstanding the occurrence of any event referred to in subsections 5.3(a) through 5.3(g), inclusive, hereof.

                                 ARTICLE 6

                          SUBORDINATION; RANKING

          SECTION 6.1  SUBORDINATION.

          The obligations of the Guarantor under this Guarantee will constitute unsecured obligations of the Guarantor and will rank subordinate and junior in right of payment to all Indebtedness (as defined in the Indenture) to the extent and in the manner set forth in the Indenture. The obligations of the Guarantor under this Guarantee do not constitute Indebtedness.

          SECTION 6.2  RANKING.

          The obligations of the Guarantor under this Guarantee will rank PARI PASSU with the obligations of the Guarantor (i) under any similar guarantee made by the Guarantor on behalf of holders of securities issued by any other trust under the Indenture, (ii) under the Guarantee Agreement dated as of January 31, 1997 between the Guarantor and Bankers Trust

Company concerning securities issued by Old Kent Capital Trust I, or
(iii) made PARI PASSU by their express terms.

          If a Trust Enforcement Event has occurred and is continuing under the Declaration, the rights of the holders of the Common Securities to receive Guarantee Payments hereunder shall be subordinated to the rights of the holders of the Capital Securities to receive payment of all amounts due and owing hereunder.


                                 ARTICLE 7

                                TERMINATION

          SECTION 7.1  TERMINATION.

          This Guarantee shall terminate upon (i) full payment of the Redemption Price of all Securities, (ii) upon the distribution of the Debentures to the Holders of all the Securities or (iii) upon full payment of the amounts payable in accordance with the Declaration upon liquidation of the Trust. Notwithstanding the foregoing, this Guarantee will continue to be effective or will be reinstated, as the case may be, if at any time any Holder of Securities must restore payment of any sums paid under the Securities or under this Guarantee.


                                 ARTICLE 8

                              INDEMNIFICATION

          SECTION 8.1  EXCULPATION.

          (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Guarantor or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith in accordance with this Guarantee and in a manner that such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Guarantee or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

          (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Guarantor and upon such information, opinions, reports or statements presented to the Guarantor by any Person as to any matter the Indemnified Person reasonably believes is within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Guarantor, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

          SECTION 8.2  INDEMNIFICATION.

          The Guarantor agrees to indemnify each Indemnified Person for, and to hold each Indemnified Person harmless against any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against, or investigating, any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 8.2 shall survive the termination of this Guarantee or the earlier resignation or termination of the Guarantee Trustee.

          SECTION 8.3  COMPENSATION.

          The Guarantor agrees to pay to the Guarantee Trustee from time to time reasonable compensation, as mutually agreed to by the Guarantor and the Guarantee Trustee, for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Guarantor's obligations under this Section 8.3 shall survive the termination of this Guarantee or the earlier resignation or termination of the Guarantee Trustee.


                                 ARTICLE 9

                               MISCELLANEOUS

          SECTION 9.1  SUCCESSORS AND ASSIGNS.

          All guarantees and agreements contained in this Guarantee shall bind the successors, assigns, receivers, trustees and representatives of the Guarantor and shall inure to the benefit of the Holders of the Securities then outstanding. Except in connection with any merger or consolidation of the Guarantor with or into another entity or any sale, transfer or lease of the Guarantor's assets to another entity, in each case, to the extent permitted under the Indenture, the Guarantor may not assign its rights or delegate its obligations under this Guarantee.

          SECTION 9.2  AMENDMENTS.

          Except with respect to any changes that do not adversely affect the rights of the Holders (in which case no consent of the Holders will be required), this Guarantee may only be amended with the prior approval of the Holders of at least a Majority in Liquidation Amount of the Securities. The provisions of Section 11.2 of the Declaration with respect to meetings of, and action by written consent of the Holders of the Securities apply to the giving of such approval.

          SECTION 9.3  NOTICES.

          All notices provided for in this Guarantee shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

          (a) If given to the Guarantee Trustee, at the Guarantee Trustee's mailing address set forth below (or such other address as the Guarantee Trustee may give notice of to the Guarantor and the Holders of the Securities):


Bankers Trust Company
Four Albany Street, 4th Floor
New York, New York 10006
Attention: Corporate Market Services
Fax:  (212) 250-6392


          (b) If given to the Guarantor, at the Guarantor's mailing addresses set forth below (or such other address as the Guarantor may give notice of to the Guarantee Trustee and the Holders of the Securities):


Old Kent Financial Corporation
One Vandenberg Center
111 Lyon Street, N.W.
Grand Rapids, MI  49503
Attn: Corporate Secretary
Fax:  (616) 771-5272


          (c) If given to any Holder of Securities, at the address set forth on the books and records of the Trust.

          All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

          SECTION 9.4  BENEFIT.

          This Guarantee is solely for the benefit of the Holders of the Securities and, subject to Section 3.1(a), is not separately transferable from the Securities.

          SECTION 9.5  GOVERNING LAW.

          THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND
INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ITS CONFLICT OF LAW PROVISIONS).

          This Guarantee is executed as of the day and year first written above.

OLD KENT FINANCIAL CORPORATION,
as Guarantor



By:
Name:
Title:


BANKERS TRUST COMPANY,
as Guarantee Trustee



By:
Name:
Title:

                                                                  EXHIBIT C
                      OLD KENT FINANCIAL CORPORATION

            Junior Subordinated Debenture Series ____ due ____

                               $___________
                                  No. __
                           CUSIP No. ___________

          OLD KENT FINANCIAL CORPORATION, a corporation duly organized and existing under the laws of the State of Michigan (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Bankers Trust Company, as Trustee, or registered assigns, the principal sum of ____________________ Dollars ($________) on ______ __,
_____ [; provided that the Company may (i) shorten the Stated Maturity of the principal of this Security to a date not earlier than ________, and
(ii) extend the Stated Maturity of the principal of this Security at any time on one or more occasions, subject to certain conditions specified in
Section 316 of the Indenture, but in no event to a date later than ____________]. The Company further promises to pay interest on said principal sum from _______ __, _____ or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, [monthly] [quarterly] [semi-annually]
[if applicable, insert -- (subject to deferral as set forth herein)] in arrears on [insert applicable Interest Payment Dates] of each year, commencing _______ __, _____, at a [variable] per annum rate equal to ______________, until the principal hereof shall have become due and payable, and on any overdue principal [if applicable, insert --- and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest] at the same rate per annum, compounded [monthly] [quarterly] [semi-annually]. The amount of interest payable for any period less than a full interest period shall be computed on the basis of twelve 30-day months and a 360-day year and the actual number of days elapsed in a partial month in a period. The amount of interest payable for any full interest period shall be computed by dividing the rate per annum by [twelve] [four] [two].
In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on the date the payment was originally payable. A "Business Day" shall mean any day other than a Saturday or a Sunday or a day on which banking institutions in the City of New York and Grand Rapids, Michigan are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office of the Trustee, or the principal office of the Property Trustee under the

Declaration, is closed for business. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name the Securities (or one or more Predecessor Securities, as defined in the Indenture) is registered at the close of business on the Regular Record Date for such interest installment, which shall be [insert definition of Regular Record Date]. Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name the Securities for one or more Predecessor Securities is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

          [If applicable, insert --- The Company shall have the right at any time during the term of this Security, from time to time and so long as no Event of Default has occurred or is continuing, to defer payment of interest on this Security for up to [insert number] consecutive [monthly] [quarterly] [semi-annual] interest payment periods (each, an "Extension Period"). There may be multiple Extension Periods of varying lengths during the term of this Security. During any Extension Period the Company shall have the right to make partial payments of interest on any Interest Payment Date. At the end of each Extension Period, if any, the Company shall pay all interest then accrued and unpaid, together with Additional Interest thereon, compounded [monthly] [quarterly] [semi-annually] at the rate specified on this Security to the extent permitted by applicable law. During any such Extension Period, the Company may not, and may not permit any subsidiary of the Company to, (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's capital stock or (ii) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank PARI PASSU with or junior in interest to this Security or make any guarantee payments with respect to any guarantee by the Company of the debt securities of any subsidiary of the Company if such guarantee ranks PARI PASSU or junior in interest to this Security (other than (A) repurchases, redemptions or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants or in connection with a dividend reinvestment or stockholder stock purchase plan, (B) as a result of an exchange or conversion of any class or series of the Company's capital stock (or any capital stock of a subsidiary of the Company) for any other class or series of the Company's capital stock or of any class or series of the Company's indebtedness for any class or series of the Company's capital stock, (C) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (D) any declaration of a dividend in connection with any shareholder's rights plan, or the issuance of rights, stock or other property under any shareholder's rights plan, or the redemption or repurchase of rights pursuant thereto or (E) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options, or other rights is the same stock as that on which the dividend is being paid or ranks PARI PASSU with or junior to such stock). Prior to the termination of any such Extension Period, the Company may further extend the interest payment period, PROVIDED that no Extension Period may extend beyond the Stated Maturity of the principal of this Security. Upon the termination of any such Extension Period and the payment of all amounts then due on any Interest Payment Date, the Company may elect to begin a new Extension Period subject to the above requirements. No interest shall be due and payable during an Extension Period, except at the end thereof. The Company shall give the Trustee notice of its election of such Extension Period at least one Business Day prior to the record date for the related interest payment.]

          Payment of the principal of and interest on this Security will be made at the office or agency of the Paying Agent maintained for that purpose in the United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that at the option of the Company, payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto as specified in the Security Register.

          The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (i) agrees to and shall be bound by such provisions, (ii) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (iii) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

          Reference is hereby made to the further provisions of the Indenture summarized on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, Old Kent Financial Corporation has caused this instrument to be duly executed.

Dated: ________, __

                              OLD KENT FINANCIAL CORPORATION


                              By
                                    Name:
                                    Title:



Attest:


By
   Name:
   Title: [Secretary][Assistant Secretary]

                       [Form of Reverse of Security]

          This Security is one of a duly authorized issue of securities of Old Kent Financial Corporation (the "Company") (herein called the "Securities"), issued and to be issued under an Indenture, dated as of _______ __, ____ (herein called the "Indenture"), between the Company and Bankers Trust Company, a New York banking corporation, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to $______].

          All terms used in this Security that are defined in the Indenture or in the Amended and Restated Declaration of Trust, dated as of _______ __, _____ (the "Declaration"), for Old Kent Capital Trust [II, III or IV,] among the Company, as Sponsor, and the Trustees named therein, shall have the meanings assigned to them in the Indenture or the Declaration, as the case may be.

          [If applicable, insert --- At any time on or after _______ __, ____, the Company shall have the right, subject to the terms and conditions of Article Twelve of the Indenture, to redeem this Security at the option of the Company, without premium or penalty, in whole or in part, at a Redemption Price equal to the principal amount so redeemed plus accrued but unpaid interest to the Redemption Date.]

          [If applicable, insert --- At any time on or after _______ __, _____, the Company shall have the right, subject to the terms and conditions of Article Twelve of the Indenture, to redeem this Security at the option of the Company, in whole or in part, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed during the 12-month period beginning _______ __, _____,

                                           Redemption
                       YEAR                     PRICE






and at 100% on or after _________ ___, _____, together in the case of any such redemption with accrued interest to but excluding the Redemption Date.]

          [If applicable, insert --- If a Special Event as defined in the Indenture shall occur and be continuing, the Company shall have the right, subject to receipt of any necessary prior approval of the Board of Governors of the Federal Reserve System and to the terms and conditions of Article Twelve of the Indenture, to redeem this Security at the option of the Company, without premium or penalty, in whole but not in part, at a Redemption Price equal to [describe formulation].]

          [If applicable, insert --- Any redemption provided above will be made upon not less than 30 nor more than 60 days notice, at the Redemption Price. If the Securities are only partially redeemed by the Company, the Securities will be redeemed by lot (or such other method of selection as the Trustee may customarily employ). In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

          If an Event of Default with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

          The Indenture contains provisions for satisfaction and discharge or legal defeasance of the entire indebtedness of this Security and for the defeasance of certain covenants under the Indenture at any time upon compliance by the Company with certain conditions set forth in the Indenture.

          The Indenture contains provisions permitting the Company and the Trustee, with the consent of Holders of not less than a majority in principal amount of the Outstanding Securities affected by such modification, to modify the Indenture in a manner affecting the rights of the Holders of the Securities; PROVIDED that no such modification may, without the consent of the Holder of each Outstanding Security of each series to be affected thereby, (i) except to the extent permitted and subject to the conditions set forth in the Indenture with respect to the extension of the Maturity of the Security, change the maturity of, the principal of, or any installment of interest on, the Security or reduce the principal amount thereof, or the rate of payment of interest thereon, or change the place of payment where, or the coin or currency in which, this Security or interest thereon is payable, or impair the right to institute suit for the enforcement of such payment on or after the Maturity thereof (or, in the case of redemption, on or after the Redemption Date), (ii) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for such supplemental Indenture or the consent of whose Holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults hereunder and their consequences) provided for in the Indenture or (iii) modify any of the provisions of Section 513, Section 902 or Section 1005 of the Indenture, except to increase any such percentage or to provide that
                                      -2-
certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security of each series affected thereby, PROVIDED that, with respect to the Securities of any series, so long as any of the corresponding series of Capital Securities remains outstanding, no such amendment shall be made that adversely affects the holders of such Capital Securities, and no termination of the Indenture shall occur, and no waiver of an Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of at least a majority of the aggregate liquidation preference of such Capital Securities then outstanding unless and until the principal of and any premium on the Securities and all accrued and unpaid interest thereon have been paid in full.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest (including any Additional Interest) on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained under Section 1002 of the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          The Securities are issuable only in registered form without coupons in denominations of $1,000.00 and any integral multiple thereof.
As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          The Company and, by its acceptance of this Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Security agree that for United States Federal, state and local tax purposes it is intended that this Security constitute indebtedness.

          THE SECURITIES AND THE INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

          This is one of the Securities referred to in the within-mentioned Indenture.

                              BANKERS TRUST COMPANY,
                                 as Trustee


                              By
                                        Authorized Signatory


Dated: ___________, ____


























                                      -4-